UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07616

Nuveen Missouri Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: Date: May 31

Date of reporting period: May 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 May 2020

Nuveen Municipal Closed-End Funds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

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Chair’s Letter
to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout. With many regions of the world suppressing the initial spread of the virus, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety, particularly as new clusters of infection have emerged in the U.S. and other countries following their reopening. Markets have turned their focus to the potential for an economic recovery, although the timing and magnitude are highly uncertain. Elevated market volatility is likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
July 22, 2020

Portfolio Managers’ Comments

Nuveen Georgia Quality Municipal Income Fund (NKG)
Nuveen Maryland Quality Municipal Income Fund (NMY)
Nuveen Massachusetts Quality Municipal Income Fund (NMT)
Nuveen Minnesota Quality Municipal Income Fund (NMS)
Nuveen Missouri Quality Municipal Income Fund (NOM)
Nuveen Virginia Quality Municipal Income Fund (NPV)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers Daniel J. Close, CFA, Stephen J. Candido, CFA, Christopher L. Drahn, CFA, and Michael S. Hamilton discuss U.S. economic and market conditions, key investment strategies and the twelve-month performance of these six Nuveen Funds. Dan has managed the Nuveen Georgia Fund since 2007. Steve assumed portfolio management responsibility for the Maryland and Virginia Funds in 2016. Chris has managed the Missouri Fund since 2011 and assumed responsibility for the Minnesota Fund in 2016. Michael assumed portfolio management responsibility for the Massachusetts Fund in 2011.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended May 31, 2020?
The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the COVID-19 coronavirus pandemic. To slow the spread of the virus, large portions of the economy were shut down, with companies closing either temporarily or permanently and most of the U.S. population under stay-at-home orders during March and April 2020. A phased reopening began toward the end of May and continued after the close of the reporting period. The disruption has been swift and severe, and has tipped the economy into recession, a several months’ long contraction across the broad economy. (Subsequent to the close of this reporting period, in June 2020, the National Bureau of Economic Research announced that the economic expansion that began in June 2009 officially ended in February 2020, marking the start of a recession.) For the first quarter of 2020, the Bureau of Economic Analysis reported that annualized gross domestic product (GDP) shrank 5.0%, according to its “second” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
production, adjusted for price changes. Previously, the economy had been expanding at a moderate clip. GDP grew at an annualized rate of 2.1% in the fourth quarter of 2019 and grew 2.3% in 2019 overall.
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 crisis containment measures drove a significant drop in consumer spending and a sharp rise in unemployment in March and April 2020. The Bureau of Labor Statistics said the unemployment rate rose to 13.3% in May 2020 from 3.6% in May 2019. Although May saw a surprise addition of 2.7 million jobs during the month as economies began to reopen, the combined job losses in March and April exceeded 22 million. The average hourly earnings rate appeared to soar, growing at an annualized rate of 6.5% in May 2020, despite the spike in unemployment. Earnings data were skewed by the concentration of job losses in lower wage work, which effectively eliminated most of the low data, resulting in an average of mostly higher numbers. The overall trend of inflation weakened considerably, which was attributed to large decreases in gasoline, apparel, air travel and lodging prices offsetting an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 0.1% over the twelve-month reporting period ended May 31, 2020 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, although the most recent data do not fully reflect the shutdown. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.7% year-over-year in April 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 3.4% and 4.0%, respectively.
With economic momentum slowing in 2019 from 2018’s stronger pace, the U.S. Federal Reserve (Fed) left rates unchanged throughout the first half of 2019 then cut rates by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging coronavirus risks.
As the outbreak spread to the U.S. and significant restrictions on social and economic activity were imposed starting in March 2020, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. There were no policy changes at the Fed’s April 2020 meeting, where Chairman Powell reiterated a commitment to keep rates near zero until the economy recovers, and the meeting minutes released during May 2020 underscored the Fed’s concerns about a potentially prolonged economic recovery.
Meanwhile, the U.S. government approved three aid packages, totaling more than $100 billion in funding to health agencies and employers offering paid leave and $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments.
While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coronavirus and its associated disease COVID-19 rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold-off and safe-haven assets rallied in March as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off.
Outside the U.S., many countries implemented lockdowns and restrictions on business activity to reduce infection rates, with a deep impact to their economies. Pandemic responses included central bank monetary easing and quantitative easing, fiscal relief programs, the loosening of fiscal rules and, in the case of emerging markets, emergency financing and debt relief from bilateral creditors and international organizations such as the International Monetary Fund and World Bank. The U.K. formally exited the European Union (EU) at the end of January 2020, triggering the one-year transition period, but Brexit talks were temporarily paused during the virus lockdown. When negotiations resumed, the U.K. continued to indicate it would not seek an extension. Italy’s prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance towards the EU. To help relieve the coronavirus impact on Italy and other more indebted Southern European countries, the European Commission proposed a €750 billion aid program to be funded by all member states, although it is expected to face a bumpy approval process. In Asia, northern countries were among the first to successfully reduce infection rates and relax coronavirus restrictions, but pockets of the disease re-emerged. The widespread anti-government protests roiling Hong Kong throughout 2019 had dissipated amid the lockdown, but tensions flared in late May 2020 when China unexpectedly announced a national security law perceived as a threat to Hong Kong’s sovereignty. India took stringent lockdown steps in March but still saw a rapid increase in cases. Latin American countries entered the health crisis in already weakened positions, with high government debt and widespread civil unrest. Venezuela’s economic and political crisis continued to deepen. Argentina surprised the market with the return of a less market-friendly administration but continued to pursue a restructuring of its debt. Brazil’s Bolsonaro administration achieved a legislative win on pension reform but had not fully delivered on reviving economic growth. As the pandemic spread to Latin America, the inconsistent government responses, reduced testing capabilities, weaker health care systems, food shortages and public protests contributed to accelerating infection and death rates, while the Southern Hemisphere winter is set to begin.
Prior to the virus outbreak, global markets had become more bullish on the outlook for 2020 as trade policy and Brexit appeared to make progress at the end of 2019. The U.S. and China agreed on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. The “phase one” deal was signed on January 15, 2020. While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the EU, Brazil and Argentina also arose throughout the reporting period. In January 2020, the U.S. Congress fully approved the U.S., Mexico and Canada Agreement (USMCA), which replaces the North American Free Trade Agreement. With more clarity on trade deals, the trade-related deterioration in global manufacturing and export data was expected to improve. However, the COVID-19 crisis has since upended those assumptions. Furthermore, tensions between the U.S. and China escalated amid the pandemic, with both sides stoking resentment about the management of the health crisis, Hong Kong’s political protests and trade policy.
Despite the severe sell-off in March 2020, municipal bonds managed positive performance over the twelve-month reporting period. For most of the reporting period, a significant decline in interest rates drove municipal bond prices higher, with positive technical and fundamental conditions also supporting credit spread tightening. Prior to the emergence of the novel coronavirus, interest rates had been pressured lower by signs that the economy’s momentum was slowing, a more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility. Then, from late February through March 2020, coronavirus risks permeated the markets, sending U.S. Treasury yields to historic lows. Rate volatility increased sharply in that six-week period. As liquidity became stressed, investors began to liquidate any asset possible, including municipal bonds.

Portfolio Managers’ Comments (continued)
Municipal bond prices declined rapidly (and yields spiked higher), amid rampant selling across both the high grade and high yield segments that was exacerbated in some cases by exchange-traded fund and closed-end fund selling. Municipal bond prices became severely dislocated from Treasury prices. Credit spreads widened significantly during the March 2020 sell-off, ending the month above their long-term average. Monetary and fiscal interventions from the Fed and U.S. government helped the market recover in April and May, although spreads remain wider than average as of the end of the reporting period. The municipal yield curve steepened over this reporting period, with a pronounced drop in yields at the short end of the curve spearheading the steepening.
Prior to the market turmoil in March 2020, municipal bond gross issuance nationwide had been robust. The overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been adequate, the net has not and this was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance has increased meaningfully since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs while adding to the scarcity value of tax-exempt issues.
Municipal bond funds saw consistently positive cash flows throughout 2019, but demand has been uneven in 2020 so far. Positive flows continued into early 2020, then municipal bond funds suffered significant outflows in March, particularly from high yield municipal bond funds. After the market stabilized in April, fund flows turned positive again in May. With interest rates in the U.S. and globally remaining near all-time lows, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.
What were the economic and market conditions in Georgia, Maryland, Massachusetts, Minnesota, Missouri and Virginia during the twelve-month reporting period ended May 31, 2020?
Georgia is the eighth most populous state, with a population of 10.5 million. Population growth has been around 1% annually for more than a decade. Its GDP totaled $616 billion in 2019, ranking ninth among states. Georgia’s economic growth has been robust since 2014, outpacing that of the nation, but has slowed a bit in 2018 and 2019. The state’s GDP growth slowed to 2.0% in 2019 from 2.4% in 2018. Because of the coronavirus pandemic, the economy has already slowed considerably in 2020. As of May 2020, the state’s unemployment rate was 9.7%, compared to 13.3% nationally. The governor declared a public health state of emergency on March 14, 2020 and a shelter in place order on March 23, 2020, which was extended until April 30, 2020 and then allowed to expire. Georgia’s economy began to slowly reopen, but will likely remain weak through the remainder of 2020. The state’s primary economic engine is the Atlanta metropolitan area, which has been adding jobs and attracting businesses in a diverse range of industries. Before the pandemic, construction and the education and health services sectors were among the fastest growing in the state’s economy. Georgia’s per capita personal income is below average and was 85.1% of the U.S. average in 2019. Home prices in the Atlanta region rose 4.5% year-over-year, as of April 2020 (most recent data available at the time this report was prepared), below the national average of 4.7%, according to the S&P CoreLogic Case-Shiller Index. Georgia is the

eleventh-largest export state and seventh-largest import state. Because Georgia has a substantial trade and distribution network and is home to large manufacturing and agriculture industries, its economy is at greater risk from ongoing trade tensions or a full-blown trade war. Before the COVID-19 crisis, strong economic growth drove robust revenue growth for Georgia. Net revenue collections of $23.8 billion for fiscal year 2019 were 4.8% higher than for fiscal year 2018. General fund revenue grew 2.1% in the first nine months of fiscal year 2020. After the COVID-19 crisis shutdown, net tax revenues were down 4% (or $858 million), year-over-year, through May 2020. Income taxes are the largest general fund revenue source for Georgia, followed by net sales taxes. They constituted 51% and 26% of total general fund revenue in fiscal year 2019, respectively. The robust revenue growth allowed the state to shore up its rainy day fund, or Revenue Shortfall Reserve (RSR). The RSR grew to $2.8 billion in 2019, or 10.2% of own-source revenue. This, along with expenditure cuts, provides the state with a substantial buffer to help weather the current downturn. The state has yet to finalize its Fiscal Year 2021 budget (Georgia State Fiscal Year End is June 30), but the Georgia Constitution requires the state to maintain a balanced budget. The state’s Senate Appropriations Committee unanimously passed its budget proposal in mid-June, calling for spending cuts of 11%, or $2.6 billion. The deepest proposed spending cut is for more than $1 billion from K-12 public education. Georgia has $10.3 billion of net tax-supported debt outstanding, which represents 2.0% of personal income, and placing it in line with the 2019 Moody’s 50-state median of 2.0% of personal income. Georgia’s pension liabilities are below average, so the state’s combined net debt and net pension liabilities are lower than the majority of states. As of June 2020, Georgia’s general obligation debt continued to be rated Aaa/AAA/AAA with stable outlooks from Moody’s, S&P and Fitch, respectively.
In 2019, Maryland’s gross state product grew 1.5% compared to 2.5% the prior year, dropping its ranking to 35th among all states. Maryland’s economy has historically benefited from its proximity to the nation’s capital through job growth and drawing high income earners as residents. However, the state’s proximity to Washington D.C. means a greater dependency on federal employment than in most states, leaving it vulnerable to future federal cost-cutting. Government employment accounts for 19% of all state employment. Maryland has one of the nation’s best educated workforces, which has facilitated the development of advanced technology and the growth of public and private research facilities. The influence of the government sector and presence of over 50 universities have made Maryland a center for national security and medical and biomedical research. Per capita income within the state is 124% of the U.S. average, and the median home value of $305,000 is 149% of the U.S. median. As of May 2020, the state’s unemployment rate registered 9.9%, which is below the national rate of 13.3%. The state has implemented various financial controls which add stability to its overall financial profile. Among them are five-year budget forecasts, constraining debt maturities to no more than 15 years and restricting debt to no more than 4% of personal income and debt service to within 8% of revenues. The Maryland Constitution also requires the governor to include debt service in annual budget appropriations and the general assembly is prohibited from amending the budget to affect that debt service. Operating results were positive in Fiscal Year 2019 with a net general fund balance increase of $960 million, bringing the general fund balance up to $2.7 billion, and the rainy day balance accounted for $876 million of the balance. Positive performance in Fiscal Year 2019 was largely driven by the increase in personal income tax collections, which were up 6.8% year-over-year. Unfortunately, structural budget gaps persist, and while the state has a strong history of enacting mid-year expenditure cuts to address budgetary shortfalls, it will likely become more challenging in the near future given the impending COVID-19 crisis impact. Recent estimates project the state’s tax revenues could fall between $990 million and $1.1 billion in the current Fiscal Year (Maryland State Fiscal Year End is June 30) and general fund revenues falling by $2.1 billion to $2.6 billion in Fiscal Year 2021. Moody’s May 2020 state debt median report notes that Maryland ranked ninth for net tax-supported debt per capita ($2,323) and fourteenth as a percent of personal income (3.5%). While these figures are above average, the strength of the tax base can support this level of debt. As of May 2020, Moody’s, S&P and Fitch rated Maryland general obligation debt at Aaa/AAA/AAA with stable outlooks.

Portfolio Managers’ Comments (continued)
Massachusetts continues to benefit from a highly diverse economy. Biotechnology, pharmaceuticals, finance and software development are increasingly driving the Massachusetts economy, aided by the Commonwealth’s extensive education and health care sectors. Among the 50 states, Massachusetts has the highest percentage of population over 25 with a bachelor’s degree, approximately 43.5%. This compares with the national average of 32.6%. Job growth in Massachusetts is steady, though it does lag the national average. Unemployment in the Commonwealth was 16.3% in May 2020, well above the national average of 13.3%. According to the U.S. Department of Commerce, Bureau of Economic Analysis, Massachusetts’ per capita income is second highest among the 50 states. At $71,683 for calendar year 2018, it is 131.7% of the national average. The Commonwealth’s $43.3 billion Fiscal Year 2020 budget represents a 3.3% increase over the adopted Fiscal Year 2019 budget. The 2020 budget calls for no hikes in sales or income taxes and includes a $476 million deposit into the Commonwealth’s rainy day fund. For the state of Massachusetts, its Fiscal Year end is June 30, 2020. Due to the COVID-19 crisis, the state’s budget will be impacted to a varying degree, as tax receipts are reduced and the expense to fight the virus increases. According to Moody’s, Massachusetts’ debt burden is second highest in the nation (after Connecticut) on a per capita basis ($6,113 versus the median of $1,068) and third highest as a percentage of the state gross domestic product (7.8% versus the median of 2.1%). As of February 2020, Moody’s rated Massachusetts Aa1 with a stable outlook and S&P rated the Commonwealth AA with a stable outlook. S&P downgraded its rating from AA+ to AA on June 9, 2017, citing a reduction in the Commonwealth’s reserve levels.
Minnesota continues to benefit from a highly diverse economy and educated workforce. However, economic growth continues to lag the nation, with Minnesota’s GDP growing 1.4%, ranking it 37th for 2019. Minnesota’s GDP growth was driven by gains in management, finance and professional/technical services. Like the rest of the nation, the state’s unemployment rate increased due to the COVID-19 crisis and was 9.9% as of May 2020. However, it continues to trend lower than the national rate, which was 13.3% for the same time frame. Home prices in the Minneapolis area were up 6.4% year-over-year as of April 2020 (most recent data available at the time this report was prepared), according to the S&P CoreLogic Case-Shiller Index. Minnesota’s budget is on a two-year (biennium) cycle (ending June 30). Prior to the pandemic, the state was expecting a Fiscal Year 2020-2021 biennium budget surplus of $1.5 billion. Due to lower revenues from the COVID-19 crisis, the state is now forecasting a $2.4 billion deficit. Notably, the state’s rainy day funds are at the highest levels ever, approaching $2.8 billion, which provides a sufficient cushion. In addition, the state has received $2.2 billion in federal stimulus funds and also anticipates implementing some expenditure reductions to help balance the budget. Moody’s recently affirmed the state’s Aa1 rating and stable outlook on May 20, 2020. S&P affirmed the state’s AAA rating with stable outlook on July 24, 2019.
Missouri’s economic growth is outpacing its Midwestern peers but continues to lag the nation. After ranking 37th lowest amongst states for GDP growth, the state’s 2019 ranking improved to 25th. The state’s GDP grew 2.1% compared to national GDP growth of 2.3%. The state’s unemployment rate increased to 10.6% due to the COVID-19 crisis, but remains lower than the national rate of 13.3% for May 2020. The state saw growth in the finance and insurance, management, health care and real estate sectors. The Missouri Constitution requires the state to pass a balanced budget. For the remainder of Fiscal Year 2020, the governor cut over $400 million including funding to secondary and higher education, due to revenue declines resulting from the COVID-19 crisis. The Fiscal Year 2021 budget is not yet finalized (its Fiscal Year End is June 30), but the state is preparing to make about $700 million in cuts. Moody’s, S&P and Fitch rate Missouri general obligation debt at Aaa/AAA/AAA and all have stable outlooks.
Virginia’s economy is led by government, professional and business services and its proximity to the Washington D.C. area has historically provided stability in the northern portion of the state. In 2019, the state’s GDP grew 1.9% compared to 2.6% the prior year, moving its ranking down from 13th to 28th among all states. Government employment represents 18.6% of the Commonwealth’s job base (compared to the national average of 15.6%). The defense industry in particular plays an important role in Virginia’s economy, with the Commonwealth’s Hampton Roads area home to the nation’s largest concentration of military installations. As of May 2020, the state’s unemployment rate was 9.4%, which is below the national average of 13.3%. The state continues to benefit from good socioeconomic demographics with per capita income at 116% of the national average, and the median home value of $265,000 is 129% of the U.S. median. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in the Washington D.C. area rose 3.8% during the twelve months ended April 2020 (most recent data available at the time this report was prepared). Virginia’s history of both proactive and conservative fiscal management will aid in mitigating the potential magnitude of budgetary pressure stemming from the pandemic. The Commonwealth’s operating revenues are primarily dependent upon income taxes, followed by sales tax collections. With regard to expenditures, education accounts for the greatest amount of operating expenses, followed by health and human services. Operating performance was favorable in Fiscal Year 2019 with general fund revenue growth exceeding projections leading to an approximately $798 million budgetary-basis surplus. Revenue outperformance was largely attributable to growth in collections of non-withholding individual income taxes because of federal tax changes. Strong operating performance continued into Fiscal Year 2020, as revenue collections through March 2020 were up 6.6% over the prior year. Like most states, the positive revenue growth trajectory reversed in May due to the pandemic. May 2020 month-end results indicate revenue collections are down 1.2%, and to reach forecast, June 2020 collections would have to come in at $3.3 billion (versus June 2019 collections of $2.4 billion). Lawmakers plan to reconvene in August 2020 to assess/amend the Fiscal Years 2021 and 2022 revenue projections (its Fiscal Year End is June 30). The Commonwealth’s overall debt metrics are in line with U.S. state averages. Moody’s May 2020 state debt median report notes that Virginia ranked 16th in net tax-supported debt per capita ($1,677) and ranked 19th as a percent of personal income (2.8%). This compares to the U.S. state average net-tax supported debt per capita of $1,506 and average net tax-supported debt as a percentage of personal income at 2.6%. The Commonwealth’s ability to issue debt is controlled through a very complex debt capacity model that is revised on an annual basis. The majority of the Commonwealth’s outstanding debt is subject to appropriation, and only about 9% of outstanding debt carries the general obligation pledge. As of May 2020, Moody’s, S&P and Fitch rated Virginia general obligation debt at Aaa/AAA/AAA with stable outlooks.
What key strategies were used to manage the Funds during the twelve-month reporting period ended May 31, 2020?
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and a single state’s personal income tax. The Funds may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from that single state’s income tax if, in the portfolio manager’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. The Nuveen Minnesota Quality Municipal Income Fund (NMS) may invest only to a lesser extent in bonds not exempt from Minnesota income tax, in order to conform to a requirement imposed by the State of Minnesota that a fund derive at least 95% of its exempt-interest dividends from bonds of issuers located in Minnesota in order for the fund’s dividends to be exempt from those Minnesota income taxes. To the extent that the Fund invests in bonds of municipal issuers located in other states, the Fund’s dividends may not be exempt from state personal income tax.
For most of the reporting period, a favorable macroeconomic backdrop, strong demand, narrowing credit spreads and falling interest rates supported municipal bond performance. However, the COVID-19 crisis and the shutdown of the economy introduced significant uncertainty about the future of economic growth and impact to municipal credit fundamentals. As the nearer-term impacts began to materialize, we looked for relative value and income enhancement opportunities among credits we believe may demonstrate resilience over the long term.

Portfolio Managers’ Comments (continued)
The state municipal markets of Maryland, Massachusetts, Minnesota and Virginia outperformed the national market, while the Missouri and Georgia state markets trailed performance of the national market.
We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. After the market sell-off in March 2020, credit spreads for mid and lower grade bonds widened considerably. Focus shifted to gauging the economic disruptions to municipal issuers over the nearer and longer terms while still attempting to take advantage of potential opportunities. As is often the case when yields rise, a primary emphasis for the Funds since March 2020 involved selling depreciated bonds with lower embedded yields to buy replacement positions at the higher yields now available in the marketplace. This exchanging strategy allows the Funds to take advantage of tax efficiencies and enhances the Funds’ income earnings capability to support the dividend.
NKG’s trading activity was mainly driven by reinvesting the proceeds of called and maturing bonds. In addition to the purchases in the first half of the reporting period (as detailed in the Fund’s November 30, 2019 shareholder report), the Georgia Fund added three high grade local general obligation (GO) bonds, Piedmont Healthcare revenue bonds and marginally added to Puerto Rico sales tax revenue bonds known as COFINAs. Like all debt issued by U.S. territories, COFINA bonds may include exemptions from federal, state and local taxes. There were no notable sales during the reporting period. Toward the end of the reporting period, when credit spreads widened significantly, we pursued opportunities to replace positions one-for-one to embed higher yields in the portfolio and capture tax efficiencies.
In NMY, the Fund bought both high grade and high yield bonds. The majority of Maryland-issued paper is high credit quality, so we took the opportunity to add to the Puerto Rico COFINA bonds on price weakness after the March 2020 sell-off. Prior to that, we bought non-rated credits for Baltimore Harbor Point Project, a mixed use development, and Brunswick Crossing, a residential development. We have been adding to Maryland housing bonds throughout the reporting period. In the health care sector, we bought a new issue for UPMC Health and a BBB rated credit for Adventist Healthcare, where we took advantage of the wide spreads offered on BBB rated bonds. Maryland’s hospital sector has tended to offer incrementally higher yield, which has led to NMY’s heavier exposure there. In the high grade segment, NMY added two longer duration GOs, Anne Arundel County and Washington Sanitation District. Early in the reporting period, we bought Washington D.C. Metropolitan Transit Authority, which are issued in Washington D.C. and tax exempt in Maryland and Virginia. In the final months of the reporting period, we exchanged positions in Mount Saint Mary’s College, Purple Line Transit, Guam Waterworks and COFINA for the same names offering higher yields. NMY’s portfolio duration drifted slightly longer over this reporting period, as bonds matured and we rolled the proceeds into longer dated credits.
NMT bought credits from a number of sectors, including charter schools, local GOs and higher education, with a preference for destination schools such as Worcester Polytechnic and Emerson College. The Fund also added to the Massachusetts Fund’s COFINA position when prices fell to attractive levels later in the reporting period. Buying activity was mainly driven by reinvesting maturity and call proceeds. We also sold some shorter dated paper (maturing in one year or less) to invest in new opportunities.
After Minnesota saw a brief surge in issuance in the first half of the reporting period, our trading by necessity focused for a time on more plain vanilla general obligation credits. However, we did seek to take advantage of higher prevailing yields in the marketplace by engaging in tax loss swaps in a number of lower grade revenue bond credits after the March 2020 volatility in an attempt to capture tax efficiencies and enhance the Fund’s income earnings capability. This involved selling bonds at a loss and reinvesting the proceeds in new positions offering higher yields than the “book” yields on the Fund’s existing holdings, thus harvesting a tax loss we can apply against capital gains in the future. NMS maintained its overweight allocations to health care and higher education and underweight allocations to state GOs.

Trading was also relatively light for NOM. In the first half of the reporting period, the purchase of COFINA bonds was the most notable trade, while the second half of the reporting period (other than several insured bond purchases) mainly involved rotating COFINA and several senior living positions into higher yielding, similarly structured bonds of the same name to improve the Fund’s income earnings capability and gain tax advantages.
We added bonds to NPV from a range of sectors and credit qualities. In transportation, we bought a new issue for Metropolitan Washington D.C. Airports Dulles Toll Road and Norfolk Airport Authority revenue bonds. We added a high grade, longer duration, state appropriation credit for Virginia Transportation Board. We looked to increase the Fund’s hospital exposure, especially given the prevailing higher yields on offer. Additions included a new issue for Carilion Clinic Hospital System, a Mercy Health new issue and Arlington Health System revenue bonds. Early in the reporting period, we bought Puerto Rico Aqueduct and Sewer Authority (PRASA) bonds because we liked the prospects for recovery for the Commonwealth generally and for PRASA specifically. To fund our buying, we used the proceeds from maturing and called bonds, and sold some high grade, short dated bonds. The reinvestment of maturing bonds into longer dated securities contributed to a marginal lengthening in the portfolio’s duration. We also sold and bought replacement bonds of the same name for the Dulles Toll Road, COFINA, Guam Waterworks and I-66 Express Mobility Partners positions to rebook them at higher yields, which helps support the Fund’s dividend capability.
As of May 31, 2020, NKG, NMY, NMT, NOM and NPV continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform during the twelve-month reporting period ended May 31, 2020?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended May 31, 2020. Each Fund’s total returns at common share net asset value (NAV) are compared with the performance of corresponding market indexes.
For the twelve-month reporting period ended May 31, 2020, the total return at common share NAV for NMY, NMT, NMS, NOM and NPV underperformed their respective state’s S&P Municipal Bond Index and the national S&P Municipal Bond Index, while NKG outperformed the S&P Municipal Bond Georgia Index and performed in line with the national index.
The Funds’ performance was affected by duration and yield curve positioning, credit ratings allocations, sector allocations and credit selection. In addition, the use of regulatory leverage was a factor affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.
Municipal bond yields ended the reporting period lower than where they began, despite a dramatic increase in March. Longer duration bonds generally outperformed in this reporting period, providing a tailwind to the Funds’ overweight positioning in the longer end of the spectrum. NKG was most helped by overweight allocations to durations of 12 years and longer and to 6- to 8-year durations. In NMY, an overweight allocation to the 8- to 12-year duration segment detracted, but yield curve and duration positioning had a minimal impact on performance overall. NMT benefited from an underweight position in 6 years and shorter durations and an overweight to 8 years and longer, despite an unfavorable overweight allocation to the 6- to 8-year duration segment. Yield curve and duration positioning in NMS and NOM was not a meaningful performance driver in this reporting period. NPV’s overweight to longer duration bonds was a positive contributor overall. However, gains were tempered by the credit sensitivity of NPV’s longer duration holdings, which were negatively impacted by the spread widening during the coronavirus sell-off.

Portfolio Managers’ Comments (continued)
From a credit ratings perspective, the disproportionate credit spread widening among mid and lower rated (including high yield and non-rated) bonds in March contributed to their underperformance over the reporting period as a whole, while high grade (AAA and AA rated) paper outperformed. NKG’s credit quality positioning was a small positive contributor. The Georgia Fund’s overweight to AA rated credits was advantageous, but the gain was partially offset by an underweight to AAA rated bonds, the stronger performing of the two highest grades. NKG also benefited from an underweight to the BB rated segment, which under-performed. NMY’s overweight allocations to BBB rated bonds and its high yield allocation, which included overweights to BB rated and non-rated credits, were disadvantageous in this reporting period. The Maryland Fund’s underweight to high grade (AAA and AA rated) bonds also detracted. NMT’s credit ratings allocation was a large detractor from performance due to an underweight allocation to AAA rated paper and overweight allocations to single A and lower rated bonds. However, the Massachusetts Fund did hold an overweight to AA rated bonds that contributed positively. For NMS and NOM, credit quality positioning was the main driver of relative underperformance, with overweight allocations to single A, BBB and BB rated bonds and underweights to high grade bonds detracting. The Minnesota and Missouri Funds’ overweight to non-rated credits also weighed on performance, largely due to the underperformance of non-rated senior living bonds. NPV’s overweight to BBB rated bonds was detrimental to performance, as was its high yield allocation, where it held a significant overweight to BB rated credits. The Virginia Fund’s underweight to AAA rated bonds also detracted from performance.
Sector performance was strongly influenced by the March 2020 disruption in the markets. Although spreads began to narrow again in April and May 2020, the recovery was uneven. Sectors with a greater concentration of high grade bonds, such as the state and local GO and pre-refunded sectors, rebounded to a greater degree than lower rated, higher yielding sectors. In particular, sectors perceived to have more exposure to coronavirus impacts such as hospitals, senior living/life care facilities, higher education and those with exposure to hospitality, leisure and sales taxes, were among the weakest performing areas in this reporting period.
NKG’s sector allocations were a positive contributor overall. An underweight to New York Metropolitan Transportation Authority bonds, was advantageous, as the sector underperformed. An overweight to the public power sector also added to relative gains.
In NMY, an overweight to the health care sector was a large detractor from relative performance, due to the weak performance of hospital credits. An underweight to the tax supported sector also dampened performance, and some of the Fund’s land-backed project finance bonds came under increased selling pressure. However, NMY’s exposure to the tobacco settlement sector (where it owns out of state tobacco bonds because Maryland does not offer any) contributed positively to performance.
NMT’s sector positioning detracted from performance. Although the Fund was less exposed (via an underweight allocation) to the sector’s relatively strong performance compared to the benchmark, our selection of longer duration state GOs outperformed, as high quality, long duration bonds generally performed better than the market in this reporting period. Among the other tax supported subsectors, the Fund’s underweight to local GOs detracted and an equal weight in dedicated tax bonds had a neutral impact on relative performance. Elsewhere, the overweight allocations to the higher education and health care sectors dampened relative performance, while an underweight to the transportation sector, especially airports, was beneficial.
NMS’s overweight allocation to hospitals detracted, and our security selection within the sector emphasized mid- and lower grade, higher yielding hospital credits, which underperformed. An underweight exposure to GOs and an overweight to charter schools also detracted. However, the underweight to the transportation sector, including airports, helped performance.

The main sector detractors for NOM included an underweight allocation to state and local GOs and overweight allocations to hospitals and senior living/life care facilities. NOM also held several special tax district bonds that suffered credit spread widening on concerns about diminishing retail sales activity and the longer-term impacts of the COVID-19 crisis. Missouri issues these special tax district bonds to finance infrastructure for commercial development districts, which are backed by taxes or payments based on the economic activity generated by the development, e.g. sales taxes, property taxes or payments in lieu of taxes.
NPV holds a large overweight in the transportation sector, which was unfavorable to performance in this reporting period. Virginia is a heavy issuer of toll road bonds, and NPV holds several large toll road positions that offer incremental yield for their lower credit ratings. Toll road bonds’ performance suffered along with the transportation sector broadly. However, while airports were granted access to federal aid, which helped their bonds stabilize, toll roads have not yet been recipients of federal relief. An overweight to hospitals and underweight to tax supported bonds also detracted from performance.
On an individual credit selection basis, NKG benefited from its tender option bond (TOB) positions, as well as bonds with higher credit quality and longer durations. Conversely, positions in dedicated tax bonds supported by narrow revenue streams, especially those with exposure to the hospitality and leisure industries and sales taxes, performed poorly. NMY’s largest contributor was Western Maryland Health System, a large position that was advance refunded during the reporting period. NMY’s holdings in out of state tobacco settlement bonds were also positive contributors, as were its TOB positions. However, the Maryland Purple Line, a public-private partnership connecting Maryland’s Washington D.C. suburbs to the capital’s rail system, was among the weaker performing holdings in NMY. The project is dealing with legal issues, cost overruns and funding questions, as well as the coron-avirus impact on public transportation and a credit ratings downgrade to below investment grade. NMY also saw weak performance from Baltimore Convention Center, which was under near-term stress because the bonds are partly backed by hotel usage taxes and were also downgraded to below investment grade. Although NMY has a small weighting in senior living/life care facility bonds, near-term coronavirus risks weighed on the group. However, we believe the long-term story remains intact and the fundamentals of the positions held in the Fund continue to look strong. NPV’s top contributing securities included Hampton Roads Sanitation Waste (which was advance refunded during the reporting period), TOBs (including Hampton Roads Transportation Accountability Commission and University of Virginia) and Virginia tobacco settlement bonds.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage. The Funds obtain leverage through the issuance of preferred shares and/or investments in inverse floating rate securities, which represent a leveraged investment in an underlying bond.
The Funds primarily utilize leverage in order to generate incremental income. The Funds are able to do so by earning a greater amount of interest on additional higher yielding long-term bond investments than its associated leverage expense, which is typically based upon short-term rates. This has been particularly true in recent market environments where short-term rates have been low by historical standards. Common share income in leveraged funds will typically decrease in comparison to unleveraged funds when short-term rates increase and increase when short-term rates decrease.
In return for the opportunity of higher incremental income, the Funds’ common shareholders assume additional price variability, so their net asset value will be more volatile. Common shareholders will experience a greater increase in their net asset value due to leverage if the municipal bonds acquired through the use of leverage increase in value, but correspondingly will have a greater decline in their net asset value if the bonds acquired through leverage decline in price.
Management believes that the potential benefit from leverage continues to outweigh the associated risk of loss from increased price variability as previously described. Historically, over almost all longer periods of time, incremental income derived from leverage has more than offset any negative impact on net asset value due to the added price variability caused by leverage, in which cases leverage has resulted in higher total returns. However, during shorter time periods, increased losses due to this added price variability can equal or exceed any incremental income so that, when compared to an unleveraged fund, leverage may reduce total returns during the period.
During the recent reporting period, leverage had a positive impact on the total return performance of NKG. Leverage had a negative impact on the total return performance of NMY, NMS and NOM and a negligible impact on the total return performance of NMT and NPV. Over the first nine months of the reporting period the total return performance for each Fund was aided by not only the incremental income from leverage, but also an amplification of the modest price appreciation of its underlying bond portfolio. However, beginning of the second week of March, the overall municipal market experienced a severe sell-off due to the COVID-19 economic shutdown. The Funds’ leverage amplified these market declines, and in the case of NMY, NMS and NOM, those amplified declines more than offset leverage’s favorable impact on the prior months’ net asset value appreciation and incremental income.
During this period of sharp portfolio value decline, each Fund’s effective leverage ratio increased. None of the Funds were forced to reduce leverage during this period, however, and as markets began to somewhat recover, albeit in fits and starts, starting in the last days of March and through May, leverage again worked in each Fund’s favor. That recovery also caused the Funds’ respective leverage ratios to decline.
Despite the significant negative impact of leverage toward the end of the reporting period, management continues to believe that over the longer term leverage for each Fund will continue to enhance both net income and total return prospects. We point to the strong since inception returns of the Funds compared to their unlevered benchmark index, shown on ensuing pages, which results encompass the negative impact of leverage during March and April of 2020.

As of May 31, 2020, the Funds’ percentages of leverage are as shown in the accompanying table.

	NKG	NMY	NMT	NMS	NOM	NPV
Effective Leverage*	34.99%	38.80%	37.32%	38.14%	36.76%	36.39%
Regulatory Leverage*	28.73%	35.42%	35.14%	38.14%	36.00%	33.05%

*  Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.
THE FUNDS’ REGULATORY LEVERAGE
As of May 31, 2020, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

		Variable Rate
	Variable Rate	Remarketed
	Preferred*	Preferred**
	Shares Issued at	Shares Issued at
	Liquidation Preference	Liquidation Preference	Total
NKG	$58,500,000	$—	$58,500,000
NMY	$182,000,000	$—	$182,000,000
NMT	$74,000,000	$—	$74,000,000
NMS	$52,800,000	$—	$52,800,000
NOM	$18,000,000	$—	$18,000,000
NPV	$128,000,000	$—	$128,000,000

*  Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares for further details.
** Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares for further details.
Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details on preferred shares and each Fund’s respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of May 31, 2020. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Month Distributions (Ex-Dividend Date)	NKG	NMY	NMT	NMS	NOM	NPV
June 2019	$0.0370	$0.0440	$0.0410	$0.0490	$0.0430	$0.0435
July	0.0370	0.0440	0.0410	0.0490	0.0430	0.0435
August	0.0370	0.0440	0.0410	0.0490	0.0430	0.0435
September	0.0370	0.0440	0.0410	0.0490	0.0430	0.0435
October	0.0370	0.0440	0.0410	0.0490	0.0430	0.0435
November	0.0370	0.0440	0.0410	0.0490	0.0430	0.0435
December	0.0370	0.0440	0.0410	0.0490	0.0405	0.0435
January	0.0370	0.0440	0.0410	0.0490	0.0405	0.0435
February	0.0370	0.0440	0.0410	0.0490	0.0405	0.0435
March	0.0370	0.0440	0.0410	0.0445	0.0360	0.0435
April	0.0370	0.0440	0.0410	0.0445	0.0360	0.0435
May 2020	0.0400	0.0485	0.0445	0.0445	0.0360	0.0470
Total Distributions from Net Investment Income	$0.4470	$0.5325	$0.4955	$0.5745	$0.4875	$0.5255

Yields
Market Yield*	4.01%	4.61%	4.06%	3.94%	2.97%	4.21%
Taxable-Equivalent Yield*	7.44%	8.56%	7.47%	7.99%	5.49%	7.85%

*  Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 46.6%, 46.6%, 45.8%, 50.7%, 46.2% and 46.6% for NKG, NMY, NMT, NMS, NOM and NPV, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE REPURCHASES
During August 2019, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of May 31, 2020, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NKG	NMY	NMT	NMS	NOM	NPV
Common shares cumulatively repurchased and retired	149,500	1,005,000	26,148	10,000	—	55,000
Common shares authorized for repurchase	1,040,000	2,310,000	930,000	580,000	235,000	1,790,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of May 31, 2020, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NKG	NMY	NMT	NMS	NOM	NPV
Common share NAV	$13.95	$14.37	$14.65	$14.81	$13.64	$14.51
Common share price	$11.98	$12.62	$13.15	$13.55	$14.56	$13.40
Premium/(Discount) to NAV	(14.12)%	(12.18)%	(10.24)%	(8.51)%	6.74%	(7.65)%
12-month average premium/(discount) to NAV	(12.05)%	(12.06)%	(7.54)%	(8.66)%	1.51%	(7.85)%

Risk Considerations
Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Georgia Quality Municipal Income Fund (NKG)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NKG.
Nuveen Maryland Quality Municipal Income Fund (NMY)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMY.
Nuveen Massachusetts Quality Municipal Income Fund (NMT)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMT.
Nuveen Minnesota Quality Municipal Income Fund (NMS)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMS.
Nuveen Missouri Quality Municipal Income Fund (NOM)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NOM.
Nuveen Virginia Quality Municipal Income Fund (NPV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NPV.

NKG	Nuveen Georgia Quality Municipal Income Fund Performance Overview and Holding Summaries as of May 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of May 31, 2020

	Average Annual
	1-Year	5-Year	10-Year
NKG at Common Share NAV	3.90%	3.84%	4.19%
NKG at Common Share Price	(0.33)%	2.84%	3.06%
S&P Municipal Bond Georgia Index	3.75%	3.29%	3.82%
S&P Municipal Bond Index	3.87%	3.68%	4.20%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	151.3%
Short-Term Municipal Bonds	0.1%
Other Assets Less Liabilities	2.4%
Net Assets Plus Floating Rate Obligations
& AMTP Shares, net of deferred
offering costs	153.8%
Floating Rate Obligations	(13.5)%
AMTP Shares, net of deferred
offering costs	(40.3)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Georgia	89.9%
Florida	2.5%
West Virginia	1.8%
Colorado	1.5%
Puerto Rico	1.4%
Illinois	1.2%
Nevada	1.0%
Washington	0.7%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	21.2%
Tax Obligation/Limited	16.9%
Water and Sewer	14.9%
Health Care	11.7%
Utilities	10.8%
Education and Civic Organizations	10.4%
Transportation	7.1%
U.S. Guaranteed	6.4%
Other	0.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	4.6%
AAA	8.2%
AA	60.8%
A	16.7%
BBB	7.6%
N/R (not rated)	2.1%
Total	100%

NMY	Nuveen Maryland Quality Municipal Income Fund Performance Overview and Holding Summaries as of May 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of May 31, 2020

	Average Annual
	1-Year	5-Year	10-Year
NMY at Common Share NAV	0.55%	3.85%	4.30%
NMY at Common Share Price	2.73%	4.92%	3.67%
S&P Municipal Bond Maryland Index	4.31%	3.29%	3.59%
S&P Municipal Bond Index	3.87%	3.68%	4.20%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	158.8%
Other Assets Less Liabilities	4.6%
Net Assets Plus Floating Rate Obligations
& AMTP Shares, net of deferred
offering costs	163.4%
Floating Rate Obligations	(8.6)%
AMTP Shares, net of deferred
offering costs	(54.8)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Maryland	80.9%
Guam	4.5%
Puerto Rico	3.8%
California	3.1%
Virgin Islands	2.0%
District of Columbia	1.9%
New York	1.6%
Texas	0.5%
New Jersey	0.5%
Virginia	0.4%
Pennsylvania	0.4%
Ohio	0.4%
Alaska	0.0%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	21.5%
Health Care	19.6%
U.S. Guaranteed	9.6%
Transportation	8.1%
Tax Obligation/General	6.9%
Education and Civic Organizations	5.6%
Housing/Multifamily	5.6%
Water and Sewer	5.6%
Long-Term Care	5.4%
Other	12.1%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.7%
AAA	5.0%
AA	28.9%
A	24.1%
BBB	11.6%
BB or Lower	9.4%
N/R (not rated)	11.3%
Total	100%

NMT	Nuveen Massachusetts Quality Municipal Income Fund Performance Overview and Holding Summaries as of May 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of May 31, 2020

	Average Annual
	1-Year	5-Year	10-Year
NMT at Common Share NAV	2.83%	4.15%	4.83%
NMT at Common Share Price	6.14%	4.51%	3.68%
S&P Municipal Bond Massachusetts Index	4.58%	3.58%	3.92%
S&P Municipal Bond Index	3.87%	3.68%	4.20%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	150.8%
Other Assets Less Liabilities	3.2%
Net Assets Plus VRDP Shares,
net of deferred offering costs	154.0%
VRDP Shares, net of deferred
offering costs	(54.0)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Massachusetts	93.8%
Guam	3.5%
Puerto Rico	1.9%
Virgin Islands	0.8%
Total	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	30.4%
Health Care	20.9%
Tax Obligation/Limited	12.9%
Tax Obligation/General	12.8%
U.S. Guaranteed	8.4%
Transportation	6.1%
Water and Sewer	5.3%
Other	3.2%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.6%
AAA	5.0%
AA	52.4%
A	20.5%
BBB	8.5%
BB or Lower	4.1%
N/R (not rated)	1.9%
Total	100%

NMS	Nuveen Minnesota Quality Municipal Income Fund Performance Overview and Holding Summaries as of May 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of May 31, 2020

	Average Annual
	1-Year	5-Year	10-Year
NMS at Common Share NAV	1.24%	3.88%	5.55%
NMS at Common Share Price	2.57%	2.95%	4.10%
S&P Municipal Bond Minnesota Index	3.98%	3.37%	3.86%
S&P Municipal Bond Index	3.87%	3.68%	4.20%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	155.5%
Short-Term Municipal Bonds	3.1%
Other Assets Less Liabilities	3.0%
Net Assets Plus AMTP Shares,
net of deferred offering costs	161.6%
AMTP Shares, net of deferred
offering costs	(61.6)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Minnesota	99.6%
Guam	0.4%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	22.6%
Tax Obligation/General	19.1%
Education and Civic Organizations	19.0%
Tax Obligation/Limited	9.3%
Utilities	9.0%
Long-Term Care	7.6%
Other	13.4%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	3.9%
AAA	17.1%
AA	21.6%
A	26.6%
BBB	10.3%
BB or Lower	7.4%
N/R (not rated)	13.1%
Total	100%

NOM	Nuveen Missouri Quality Municipal Income Fund Performance Overview and Holding Summaries as of May 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of May 31, 2020

	Average Annual
	1-Year	5-Year	10-Year
NOM at Common Share NAV	2.07%	4.12%	5.10%
NOM at Common Share Price	7.93%	3.42%	3.52%
S&P Municipal Bond Missouri Index	3.48%	3.60%	4.26%
S&P Municipal Bond Index	3.87%	3.68%	4.20%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	156.3%
Other Assets Less Liabilities	1.1%
Net Assets Plus Floating Rate Obligations
& MFP Shares, net of deferred
offering costs	157.4%
Floating Rate Obligations	(1.9)%
MFP Shares, net of deferred
offering costs	(55.5)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Missouri	97.0%
Guam	1.6%
Puerto Rico	1.4%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	22.8%
Tax Obligation/Limited	16.9%
U.S. Guaranteed	15.6%
Tax Obligation/General	15.1%
Education and Civic Organizations	10.3%
Water and Sewer	6.4%
Long-Term Care	5.9%
Other	7.0%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	11.2%
AAA	5.8%
AA	42.9%
A	19.8%
BBB	9.4%
BB or Lower	3.7%
N/R (not rated)	7.2%
Total	100%

NPV	Nuveen Virginia Quality Municipal Income Fund Performance Overview and Holding Summaries as of May 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of May 31, 2020

	Average Annual
	1-Year	5-Year	10-Year
NPV at Common Share NAV	2.48%	4.09%	4.58%
NPV at Common Share Price	7.74%	4.46%	3.27%
S&P Municipal Bond Virginia Index	4.78%	3.70%	3.89%
S&P Municipal Bond Index	3.87%	3.68%	4.20%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	155.0%
Other Assets Less Liabilities	2.1%
Net Assets Plus Floating Rate Obligations
& VRDP Shares, net of deferred
offering costs	157.1%
Floating Rate Obligations	(7.9)%
VRDP Shares, net of deferred
offering costs	(49.2)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Virginia	77.7%
District of Columbia	9.1%
Puerto Rico	4.7%
Guam	3.2%
Virgin Islands	2.5%
Colorado	1.4%
Washington	0.7%
Pennsylvania	0.5%
New York	0.2%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	29.0%
Tax Obligation/Limited	21.2%
Health Care	15.6%
U.S. Guaranteed	8.6%
Education and Civic Organizations	7.9%
Other	17.7%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.1%
AAA	5.0%
AA	43.5%
A	12.8%
BBB	14.2%
BB or Lower	8.7%
N/R (not rated)	7.7%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen on April 22, 2020 for NKG, NMY, NMS, NOM and NPV; at this meeting the shareholders were asked to elect Board Members.

	NKG		NMY		NMS
	Common and		Common and		Common and
	Preferred		Preferred		Preferred
	shares voting		shares voting		shares voting
	together	Preferred	together	Preferred	together	Preferred
	as a class	Shares	as a class	Shares	as a class	Shares
Approval of the Board Members was reached
as follows:
John K. Nelson
For	8,270,297	—	17,966,969	—	4,590,572	—
Withhold	1,090,677	—	2,240,788	—	238,289	—
Total	9,360,974	—	20,207,757	—	4,828,861	—
Terence J. Toth
For	8,115,390	—	17,982,173	—	4,552,360	—
Withhold	1,245,584	—	2,225,584	—	276,501	—
Total	9,360,974	—	20,207,757	—	4,828,861	—
Robert L. Young
For	8,270,297	—	17,942,938	—	4,591,257	—
Withhold	1,090,677	—	2,264,819	—	237,604	—
Total	9,360,974	—	20,207,757	—	4,828,861	—
William C. Hunter
For	—	585	—	1,820	—	528
Withhold	—	—	—	—	—	—
Total	—	585	—	1,820	—	528
Albin F. Moschner
For	—	585	—	1,820	—	528
Withhold	—	—	—	—	—	—
Total	—	585	—	1,820	—	528

	NOM		NPV
	Common and		Common and
	Preferred		Preferred
	shares voting		shares voting
	together	Preferred	together	Preferred
	as a class	Shares	as a class	Shares
Approval of the Board Members was reached
as follows:
John K. Nelson
For	1,924,087	—	14,676,059	—
Withhold	104,452	—	416,378	—
Total	2,028,539	—	15,092,437	—
Terence J. Toth
For	1,923,412	—	14,657,330	—
Withhold	105,127	—	435,107	—
Total	2,028,539	—	15,092,437	—
Robert L. Young
For	1,923,548	—	14,679,417	—
Withhold	104,991	—	413,020	—
Total	2,028,539	—	15,092,437	—
William C. Hunter
For	—	180	—	1,280
Withhold	—	—	—	—
Total	—	180	—	1,280
Albin F. Moschner
For	—	180	—	1,280
Withhold	—	—	—	—
Total	—	180	—	1,280

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Nuveen Georgia Quality Municipal Income Fund
Nuveen Maryland Quality Municipal Income Fund
Nuveen Massachusetts Quality Municipal Income Fund
Nuveen Minnesota Quality Municipal Income Fund
Nuveen Missouri Quality Municipal Income Fund
Nuveen Virginia Quality Municipal Income Fund:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Georgia Quality Municipal Income Fund, Nuveen Maryland Quality Municipal Income Fund, Nuveen Massachusetts Quality Municipal Income Fund, Nuveen Minnesota Quality Municipal Income Fund, Nuveen Missouri Quality Municipal Income Fund, and Nuveen Virginia Quality Municipal Income Fund (the Funds), including the portfolios of investments, as of May 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2020, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois
July 29, 2020

NKG	Nuveen Georgia Quality Municipal Income Fund Portfolio of Investments May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 151.3% (99.9% of Total Investments)
	MUNICIPAL BONDS – 151.3% (99.9% of Total Investments)
	Education and Civic Organizations – 15.8% (10.4% of Total Investments)
$ 1,600	Cobb County Development Authority, Georgia, Revenue Bonds, KSU University II Real Estate	7/21 at 100.00	AA	$ 1,649,312
	Foundation, LLC Project, Series 2011, 5.000%, 7/15/41 – AGM Insured
3,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/28 at 100.00	AA	3,416,580
	Revenue Bonds, Refunding Series 2017E, 4.000%, 3/01/43
1,340	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten	10/23 at 100.00	N/R	1,391,201
	Academy Project, Series 2013B, 7.000%, 10/01/43
3,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W Woodruff Arts	3/26 at 100.00	A2	3,315,750
	Center, Inc Project, Refunding Series 2015A, 5.000%, 3/15/36
1,530	Gwinnett County Development Authority, Georgia, Revenue Bonds, Georgia Gwinnett College	7/27 at 100.00	A+	1,771,740
	Student Housing Project, Refunding Series 2017B, 5.000%, 7/01/37
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/23 at 100.00	AA	3,357,540
	Refunding Series 2013A, 5.000%, 10/01/43
2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA	2,361,400
	Refunding Series 2016A, 5.000%, 10/01/46 (UB) (4)
1,325	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/22 at 100.00	Baa1	1,379,762
	Refunding Series 2012C, 5.250%, 10/01/30
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/21 at 100.00	Baa1	1,019,790
	Series 2012A, 5.000%, 10/01/32
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of	4/24 at 100.00	A+	3,215,700
	Art & Design Projects, Series 2014, 5.000%, 4/01/44
20,795	Total Education and Civic Organizations			22,878,775
	Health Care – 17.5% (11.6% of Total Investments)
	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical
	Center, Series 1998:
205	5.250%, 12/01/22 (5), (6)	6/20 at 100.00	N/R	16,824
745	5.375%, 12/01/28 (5), (6)	6/20 at 100.00	N/R	61,142
3,245	Brookhaven Development Authority, Georgia, Revenue Bonds, Children’s Healthcare of	7/29 at 100.00	AA+	3,642,156
	Atlanta, Inc Project, Series 2019A, 4.000%, 7/01/44
3,485	Development Authority of Fulton County Revenue Bonds, Georgia, Piedmont Healthcare, Inc	7/26 at 100.00	AA–	3,948,435
	Project, Series 2016A, 5.000%, 7/01/46
	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health
	System, Inc Project, Series 2017A:
1,780	5.000%, 4/01/36	4/27 at 100.00	A	2,010,457
1,000	5.000%, 4/01/37	4/27 at 100.00	A	1,126,240
2,500	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc	7/29 at 100.00	AA–	2,682,875
	Project, Series 2019A, 4.000%, 7/01/49
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation
	Certificates, Northeast Georgia Health Services Inc, Series 2017B:
3,000	5.500%, 2/15/42 (UB) (4)	2/27 at 100.00	AA	3,652,770
5,500	5.250%, 2/15/45 (UB) (4)	2/27 at 100.00	AA	6,539,775
1,620	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic	11/22 at 100.00	AA–	1,735,231
	Health East Issue, Series 2012, 5.000%, 11/15/37
23,080	Total Health Care			25,415,905
	Housing/Multifamily – 0.9% (0.6% of Total Investments)
1,205	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds,	11/23 at 100.00	BBB	1,257,984
	Testletree Village Apartments, Series 2013A, 4.500%, 11/01/35

NKG	Nuveen Georgia Quality Municipal Income Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 32.1% (21.2% of Total Investments)
$ 4,000	Bryan County School District, Georgia, General Obligation Bonds, Series 2018, 5.000%,	8/26 at 100.00	AA+	$ 4,767,680
	8/01/42 (UB) (4)
3,000	Carroll City-County Hospital Authority, Georgia, Revenue Anticipation Certificates,	7/25 at 100.00	AA	3,425,760
	Tanner Medical Center, Inc Project, Series 2015, 5.000%, 7/01/41
2,000	Clark County School District, Nevada, General Obligation Bonds, Limited Tax Building	6/28 at 100.00	A+	2,214,860
	Series 2018A, 4.000%, 6/15/37
	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project, Refunding
	Series 2017:
1,000	5.000%, 2/01/29 – AGM Insured	2/27 at 100.00	AA	1,253,920
650	5.000%, 2/01/35 – AGM Insured	2/27 at 100.00	AA	789,392
2,350	Evanston, Illinois, General Obligation Bonds, Corporate Purpose Series 2016A,	6/28 at 100.00	AA+	2,640,977
	4.000%, 12/01/43
2,000	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd	7/26 at 100.00	Aa2	2,368,160
	Medical Center, Series 2016, 5.000%, 7/01/35
2,000	Forsyth County School District, Georgia, General Obligation Bonds, Series 2020,	2/30 at 100.00	AAA	2,652,500
	5.000%, 2/01/38
3,000	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding &	4/25 at 100.00	AAA	3,529,440
	Improvement Series 2015, 5.000%, 4/01/44
3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/25 at 100.00	AA	3,473,670
	Certificates, Northeast Georgia Health Services Inc, Series 2014A, 5.500%, 8/15/54
5	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization	3/21 at 100.00	Aaa	5,016
	Bonds, Loan Pool Series 2011, 5.125%, 3/15/31
3,550	Georgia State, General Obligation Bonds, Series 2015A, 5.000%, 2/01/28	2/25 at 100.00	AAA	4,264,224
170	Jackson County School District, Georgia, General Obligation Bonds, School Series 2019,	3/29 at 100.00	AA+	223,715
	5.000%, 3/01/32
345	Lamar County School District, Georgia, General Obligation Bonds, Series 2017,	9/27 at 100.00	Aa1	433,323
	5.000%, 3/01/33
500	Paulding County, Georgia, General Obligation Bonds, Series 2017, 5.000%, 2/01/31	2/28 at 100.00	Aa1	643,875
3,000	Sandy Springs Public Facilities Authority, Georgia, Revenue Bonds, Sandy Springs City	5/26 at 100.00	Aaa	3,574,200
	Center Project, Series 2015, 5.000%, 5/01/47
	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Anticipation
	Certificates, Refunding Series 2019A:
500	5.000%, 10/01/34	10/29 at 100.00	Aa2	628,845
370	5.000%, 10/01/36	10/29 at 100.00	Aa2	461,113
195	5.000%, 10/01/37	10/29 at 100.00	Aa2	242,171
	Vidalia School District, Toombs County, Georgia, General Obligation Bonds, Series 2016:
500	5.000%, 8/01/30	2/26 at 100.00	Aa1	608,825
400	5.000%, 8/01/31	2/26 at 100.00	Aa1	484,812
3,500	West Virginia State, General Obligation Bonds, State Road Competitive Series 2018B,	6/28 at 100.00	Aa2	3,956,505
	4.000%, 6/01/42
1,500	Wheeler County School District, Georgia, General Obligation Bonds, Series 2020,	2/30 at 100.00	Aa1	1,882,035
	5.000%, 8/01/50
2,000	Winder-Barrow Industrial Building Authority, Revenue Bonds, Georgia, City of Winder Project,	12/21 at 100.00	A1	2,131,080
	Refunding Series 2012, 5.000%, 12/01/29 – AGM Insured
39,535	Total Tax Obligation/General			46,656,098
	Tax Obligation/Limited – 25.6% (16.9% of Total Investments)
	Atlanta and Fulton County Recreation Authority, Georgia, Revenue Bonds, Zoo Atlanta
	Parking Facility Project, Series 2017:
1,180	5.000%, 12/01/34	12/27 at 100.00	AA+	1,482,847
1,260	5.000%, 12/01/36	12/27 at 100.00	AA+	1,571,623
3,250	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium	7/25 at 100.00	Aa3	3,471,065
	Project, Senior Lien Series 2015A-1, 5.250%, 7/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 575	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Refunding Series 2017,	No Opt. Call	A3	$ 675,769
	5.000%, 12/01/24
	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D:
1,200	5.000%, 1/01/30	1/27 at 100.00	A2	1,437,960
1,525	5.000%, 1/01/31	1/27 at 100.00	A2	1,818,135
725	Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014,	7/23 at 100.00	A–	807,345
	5.000%, 7/01/41
5,160	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding	No Opt. Call	Baa2	5,504,172
	Series 1993, 5.625%, 10/01/26 – NPFG Insured
405	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding	No Opt. Call	AA–	467,811
	Series 2005, 5.500%, 10/01/26 – NPFG Insured
3,020	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association,	No Opt. Call	Baa2	3,465,933
	Series 1998A, 4.750%, 6/01/28 – NPFG Insured
700	Georgia State Road and Tollway Authority, Federal Highway Grant Anticipation Revenue	6/27 at 100.00	AA	881,762
	Bonds, Series 2017A, 5.000%, 6/01/29
	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third
	Indenture, Series 2015B:
1,000	5.000%, 7/01/41	7/26 at 100.00	AA+	1,188,930
3,000	5.000%, 7/01/42	7/26 at 100.00	AA+	3,561,210
5,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2018,	7/28 at 100.00	AA	5,410,800
	4.000%, 7/01/48
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
710	4.500%, 7/01/34	7/25 at 100.00	N/R	718,158
2,312	4.550%, 7/01/40	7/28 at 100.00	N/R	2,291,793
810	Tift County Hospital Authority, Georgia, Revenue Anticipation Certificates Series 2012,	12/22 at 100.00	Aa2	869,819
	5.000%, 12/01/38
1,500	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/28 at 100.00	A1	1,472,460
	Bonds, Series 2018, 4.000%, 7/01/58
33,332	Total Tax Obligation/Limited			37,097,592
	Transportation – 10.8% (7.1% of Total Investments)
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2011B,	1/21 at 100.00	AA–	2,042,520
	5.000%, 1/01/30 (AMT)
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/31	1/22 at 100.00	AA–	2,115,400
2,810	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012C, 5.000%, 1/01/42 (AMT)	1/22 at 100.00	AA–	2,929,762
	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds,
	Refunding Subordinate Lien Series 2014A:
2,575	5.000%, 1/01/32	1/24 at 100.00	AA–	2,883,459
3,750	5.000%, 1/01/34	1/24 at 100.00	AA–	4,178,400
1,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta	6/20 at 100.00	Baa3	1,505,205
	Air Lines, Inc Project, Series 2009A, 8.750%, 6/01/29
14,635	Total Transportation			15,654,746
	U.S. Guaranteed – 9.7% (6.4% of Total Investments) (7)
2,000	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Revenue Bonds,	1/22 at 100.00	N/R	2,149,100
	Memorial Health University Medical Center, Inc, Refunding & Improvement Series 2012A, 5.000%,
	1/01/31 (Pre-refunded 1/01/22)
600	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens	1/22 at 100.00	AA	645,228
	Regional Medical Center, Series 2012, 5.000%, 1/01/32 (Pre-refunded 1/01/22)
500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2014A, 5.000%,	5/24 at 100.00	AA+	590,940
	5/01/31 (Pre-refunded 5/01/24)
625	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Foundation	5/22 at 100.00	AA+	681,394
	Technology Square Project, Refunding Series 2012A, 5.000%, 11/01/31 (Pre-refunded 5/01/22)

NKG	Nuveen Georgia Quality Municipal Income Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$ 3,500	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2013, 5.000%,	2/23 at 100.00	AAA	$ 3,944,115
	2/01/36 (Pre-refunded 2/01/23)
1,500	Habersham County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series	2/24 at 100.00	Aa3	1,740,585
	2014B, 5.000%, 2/01/37 (Pre-refunded 2/01/24)
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
222	5.500%, 7/15/23 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R	232,009
600	5.500%, 7/15/30 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R	635,996
660	5.500%, 1/15/36 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R	698,001
290	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds,	No Opt. Call	N/R	291,328
	Refunding Series 1992P, 6.250%, 7/01/20 – AMBAC Insured (ETM)
2,260	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South	10/21 at 100.00	Aa2	2,402,493
	Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41 (Pre-refunded 10/01/21)
12,757	Total U.S. Guaranteed			14,011,189
	Utilities – 16.3% (10.8% of Total Investments)
1,975	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia	No Opt. Call	A–	2,021,274
	Power Company, Fourth Series 1994, 2.250%, 10/01/32 (Mandatory Put 5/25/23)
1,250	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe	2/28 at 100.00	BBB+	1,268,250
	Power Corporation Vogtle Project, Series 2017C, 4.125%, 11/01/45
1,250	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe	2/28 at 100.00	BBB+	1,268,250
	Power Corporation Vogtle Project, Series 2017D, 4.125%, 11/01/45
1,750	Dalton, Georgia, Combined Utilities Revenue Bonds, Series 2017, 5.000%, 3/01/33	3/27 at 100.00	A2	2,100,770
3,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 2012GG,	1/23 at 100.00	A1	3,154,170
	5.000%, 1/01/43
	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2006B:
1,300	5.000%, 3/15/21	No Opt. Call	A+	1,336,127
1,500	5.000%, 3/15/22	No Opt. Call	A+	1,593,090
2,000	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2007A,	No Opt. Call	A+	2,137,700
	5.000%, 3/15/22
1,000	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019A,	No Opt. Call	A3	1,268,650
	5.000%, 5/15/49
1,525	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%,	9/24 at 100.43	Aa1	1,700,634
	8/01/49 (Mandatory Put 12/02/24)
2,000	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Variable Rate Demand	6/23 at 100.40	Aa2	2,166,480
	Bonds Series 2018A, 4.000%, 4/01/48 (Mandatory Put 9/01/23)
1,500	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien	No Opt. Call	A2	1,100,940
	Series 2015A, 0.000%, 1/01/32
2,260	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien	7/26 at 100.00	AA	2,595,836
	Series 2016A, 5.000%, 1/01/30 – BAM Insured
22,310	Total Utilities			23,712,171
	Water and Sewer – 22.6% (14.9% of Total Investments)
4,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2018A, 5.000%,	11/27 at 100.00	Aa2	4,961,320
	11/01/39 (UB) (4)
5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2018B,	11/27 at 100.00	Aa2	6,124,050
	5.000%, 11/01/47
260	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.750%, 11/01/30 –	No Opt. Call	AA	378,469
	AGM Insured
5	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001,	6/20 at 100.00	Aa1	5,016
	5.000%, 8/01/35 – AGM Insured
500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Series 2016, 5.000%, 5/01/36	5/26 at 100.00	AA+	601,450

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B:
$ 6,000	5.250%, 10/01/32 – AGM Insured (UB) (4)	10/26 at 100.00	AA	$ 7,439,100
300	5.000%, 10/01/35 – AGM Insured	10/26 at 100.00	AA	363,663
5,350	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series	10/21 at 100.00	Aa3	5,639,381
	2011A, 5.250%, 10/01/41
1,000	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2013,	1/23 at 100.00	AA	1,101,270
	5.000%, 1/01/33
435	Midgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%,	No Opt. Call	AA	456,933
	12/01/21 – AGM Insured
	Oconee County, Georgia, Water and Sewer Revenue Bonds, Series 2017A:
155	5.000%, 9/01/35	9/27 at 100.00	AA	192,467
535	5.000%, 9/01/37	9/27 at 100.00	AA	660,062
2,000	South Fulton Municipal Regional Water and Sewer Authority, Georgia, Revenue Bonds,	1/24 at 100.00	AA	2,278,260
	Refunding Series 2014, 5.000%, 1/01/30
2,315	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, Oconee-Hard Creek	2/26 at 100.00	Aa2	2,589,119
	Reservoir Project, Series 2016, 4.000%, 2/01/38
27,855	Total Water and Sewer			32,790,560
$ 195,504	Total Long-Term Investments (cost $207,021,553)			219,475,020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.1% (0.1% of Total Investments)
	MUNICIPAL BONDS – 0.1% (0.1% of Total Investments)
	Health Care – 0.1% (0.1% of Total Investments)
$ 142	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Variable Rate Demand Obligation,	No Opt. Call	N/R	$ 147,195
	Oconee Regional Medical Center, Series 2016, 6.500%, 3/31/17 (5), (6)
$ 142	Total Short-Term Investments (cost $142,192)			147,195
	Total Investments (cost $207,163,745) – 151.4%			219,622,215
	Floating Rate Obligations – (13.5)%			(19,600,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (40.3)% (8)			(58,436,706)
	Other Assets Less Liabilities – 2.4%			3,528,214
	Net Asset Applicable to Common Shares – 100%			$ 145,113,723

NKG	Nuveen Georgia Quality Municipal Income Fund Portfolio of Investments (continued) May 31, 2020

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 26.6%.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

See accompanying notes to financial statements.

NMY	Nuveen Maryland Quality Municipal Income Fund Portfolio of Investments May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 158.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 158.8% (100.0% of Total Investments)
	Consumer Discretionary – 2.8% (1.8% of Total Investments)
$ 9,215	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017,	9/27 at 100.00	BB	$ 8,185,316
	5.000%, 9/01/42
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt	6/20 at 100.00	N/R	1,200,000
	Conference Center, Series 2006A, 0.000%, 12/01/31 (4)
11,215	Total Consumer Discretionary			9,385,316
	Consumer Staples – 5.5% (3.5% of Total Investments)
1,885	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	1,905,113
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
3,270	Children’s Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Refunding	6/20 at 100.00	Ba1	3,287,004
	Series 2002, 5.500%, 5/15/39
13,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	6/20 at 20.24	N/R	2,368,210
	Bonds, Series 2006A, 0.000%, 6/15/46
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds,
	Series 2007A:
1,920	5.250%, 6/01/32	6/20 at 100.00	N/R	1,804,051
2,915	5.625%, 6/01/47	6/20 at 100.00	N/R	2,559,632
1,660	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,	No Opt. Call	BBB	1,736,393
	Series 2016A-1, 5.625%, 6/01/35
100	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	6/20 at 100.00	B3	100,003
	Bonds, Series 2006A, 5.000%, 6/01/46
1,405	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB+	1,543,702
	Bonds, Series 2018A, 5.000%, 6/01/46
345	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement	6/20 at 100.00	A3	345,483
	Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31
2,850	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	2,658,394
29,350	Total Consumer Staples			18,307,985
	Education and Civic Organizations – 8.9% (5.6% of Total Investments)
	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s
	University Inc, Series 2017A:
3,000	5.000%, 9/01/37, 144A	9/27 at 100.00	BB+	2,986,050
1,750	5.000%, 9/01/45, 144A	9/27 at 100.00	BB+	1,671,863
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher	7/22 at 100.00	A–	732,956
	College, Series 2012A, 5.000%, 7/01/34
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher
	College, Series 2017A:
1,100	5.000%, 7/01/37	7/27 at 100.00	A–	1,233,650
1,200	5.000%, 7/01/44	7/27 at 100.00	A–	1,326,588
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Green Street
	Academy, Series 2017A:
265	5.125%, 7/01/37, 144A	7/27 at 100.00	N/R	257,501
500	5.250%, 7/01/47, 144A	7/27 at 100.00	N/R	474,375
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns
	Hopkins University, Series 2013B:
500	5.000%, 7/01/38	7/23 at 100.00	AA+	554,865
4,375	4.250%, 7/01/41	7/23 at 100.00	AA+	4,699,581

NMY	Nuveen Maryland Quality Municipal Income Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola
	University Maryland, Series 2014:
$ 1,000	4.000%, 10/01/45	10/24 at 100.00	A	$ 1,023,490
1,250	5.000%, 10/01/45	10/24 at 100.00	A	1,334,462
1,210	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola	10/29 at 100.00	A	1,366,247
	University Maryland, Series 2019A, 5.000%, 10/01/49
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland
	Institute College of Art, Series 2012:
1,500	5.000%, 6/01/34	6/22 at 100.00	Baa1	1,566,570
3,000	5.000%, 6/01/47	6/22 at 100.00	Baa1	3,105,090
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland
	Institute College of Art, Series 2016:
175	5.000%, 6/01/36	6/26 at 100.00	Baa1	192,803
2,500	4.000%, 6/01/42	6/26 at 100.00	Baa1	2,556,000
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland
	Institute College of Art, Series 2017:
525	5.000%, 6/01/35	6/26 at 100.00	Baa1	580,844
1,000	5.000%, 6/01/42	6/26 at 100.00	Baa1	1,088,320
625	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees	7/22 at 100.00	A+	682,487
	and Auxiliary Facilities, Refunding Series 2012, 5.000%, 7/01/29
2,115	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds,	No Opt. Call	A+	2,124,496
	Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured
28,290	Total Education and Civic Organizations			29,558,238
	Energy – 1.4% (0.9% of Total Investments)
4,560	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine	9/20 at 100.00	BB–	4,579,334
	Terminals Inc Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25
	Health Care – 31.2% (19.6% of Total Investments)
	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue
	Bonds, Meritus Medical Center, Series 2015:
990	4.000%, 7/01/32	7/25 at 100.00	A–	1,057,993
2,470	4.250%, 7/01/35	7/25 at 100.00	A–	2,633,514
1,740	5.000%, 7/01/45	7/25 at 100.00	A–	1,876,590
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors
	Community Hospital, Series 2017B:
250	5.000%, 7/01/34	7/27 at 100.00	Baa3	279,515
4,820	5.000%, 7/01/38	7/27 at 100.00	Baa3	5,241,702
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy
	Medical Center, Series 2016A:
90	5.000%, 7/01/36	7/26 at 100.00	BBB+	99,669
1,450	5.000%, 7/01/38	7/26 at 100.00	BBB+	1,598,262
585	4.000%, 7/01/42	7/26 at 100.00	BBB+	606,604
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist
	Healthcare, Series 2011A:
1,350	6.250%, 1/01/31	1/22 at 100.00	Baa3	1,425,775
375	6.125%, 1/01/36	1/22 at 100.00	Baa3	392,524
3,770	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/27 at 100.00	Baa3	4,054,937
	Healthcare, Series 2016A, 5.500%, 1/01/46
1,355	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel	7/22 at 100.00	A	1,457,980
	Health System Issue, Series 2012, 5.000%, 7/01/24
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert	7/23 at 100.00	AA–	2,141,840
	Health System Issue, Refunding Series 2013, 5.000%, 7/01/38
4,335	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick	7/22 at 100.00	A–	4,478,922
	Memorial Hospital Issue, Series 2012A, 4.250%, 7/01/32

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns	5/25 at 100.00	Aa2	$ 2,722,450
	Hopkins Health System Issue, Series 2015A, 4.000%, 5/15/40
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge	7/26 at 100.00	A+	2,259,040
	Health Issue, Series 2016, 5.000%, 7/01/47
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge
	Health Issue, Series 2017:
1,000	5.000%, 7/01/33	7/27 at 100.00	A+	1,191,040
500	4.000%, 7/01/42	7/27 at 100.00	A+	544,190
1,000	5.000%, 7/01/44	7/27 at 100.00	A+	1,151,780
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge
	Health System, Series 2015:
1,500	4.000%, 7/01/35	7/25 at 100.00	A+	1,629,780
1,125	5.000%, 7/01/40	7/25 at 100.00	A+	1,261,035
2,975	4.125%, 7/01/47	7/25 at 100.00	A+	3,163,704
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar	2/25 at 100.00	A	2,754,125
	Health Issue, Series 2015, 5.000%, 8/15/38
6,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar	5/27 at 100.00	A	6,820,380
	Health Issue, Series 2017A, 5.000%, 5/15/42
2,850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy	7/22 at 100.00	BBB+	3,005,610
	Medical Cente, Series 2011, 5.000%, 7/01/31
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula
	Regional Medical Center Issue, Refunding Series 2015:
1,000	5.000%, 7/01/39	7/24 at 100.00	A	1,091,240
5,500	5.000%, 7/01/45	7/24 at 100.00	A	5,950,560
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Trinity
	Health Credit Group, Series 2017MD:
1,000	5.000%, 12/01/46	6/27 at 100.00	AA–	1,164,990
3,260	5.000%, 12/01/46 (UB) (5)	6/27 at 100.00	AA–	3,797,867
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University
	of Maryland Medical System Issue, Series 2013A:
4,665	4.000%, 7/01/43	7/22 at 100.00	A	4,767,630
11,500	5.000%, 7/01/43	7/22 at 100.00	A	12,042,915
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	7/25 at 100.00	A	1,134,350
	of Maryland Medical System Issue, Series 2015, 5.000%, 7/01/35
5,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	7/27 at 100.00	A	6,376,755
	of Maryland Medical System Issue, Series 2017B, 5.000%, 7/01/39
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	1/28 at 100.00	A	2,134,100
	of Maryland Medical System Issue, Taxable Series 2017D, 4.000%, 7/01/48
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	4/30 at 100.00	A	2,654,225
	of Pittsburgh Medical Center, Series 2020B, 4.000%, 4/15/50
	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015:
6,000	4.000%, 12/01/44	6/25 at 100.00	AA–	6,349,260
2,000	5.000%, 12/01/44 (UB) (5)	6/25 at 100.00	AA–	2,254,000
95,455	Total Health Care			103,566,853
	Housing/Multifamily – 8.9% (5.6% of Total Investments)
1,905	Anne Arundel County, Maryland, FNMA Multifamily Housing Revenue Bonds, Glenview Gardens	8/20 at 102.00	AA+	1,948,339
	Apartments Project, Series 2009, 5.000%, 1/01/28 (Mandatory Put 1/01/27)
	Howard County Housing Commission, Maryland, Revenue Bonds, Columbia Commons Apartments,
	Series 2014A:
1,500	4.000%, 6/01/34	6/24 at 100.00	A+	1,600,245
1,550	5.000%, 6/01/44	6/24 at 100.00	A+	1,687,051
1,860	Howard County Housing Commission, Maryland, Revenue Bonds, Gateway Village Apartments,	6/26 at 100.00	A+	2,004,913
	Series 2016, 4.000%, 6/01/46

NMY	Nuveen Maryland Quality Municipal Income Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
	Howard County Housing Commission, Maryland, Revenue Bonds, The Verona at Oakland Mills
	Project, Series 2013:
$ 3,000	5.000%, 10/01/28	10/23 at 100.00	A+	$ 3,353,250
2,000	4.625%, 10/01/28	10/23 at 100.00	A+	2,207,040
1,000	Howard County Housing Commission, Maryland, Revenue Bonds, Woodfield Oxford Square	12/27 at 100.00	A+	1,177,040
	Apartments, Series 2017, 5.000%, 12/01/42
1,195	Maryland Community Development Administration Department of Housing and Community	1/24 at 100.00	AA+	1,255,144
	Development, Housing Revenue Bonds, Series 2014D, 3.900%, 7/01/40
680	Maryland Community Development Administration Department of Housing and Community	1/27 at 100.00	AA+	725,458
	Development, Housing Revenue Bonds, Series 2017C, 3.550%, 7/01/42
1,000	Maryland Community Development Administration, Department of Housing and Community	12/24 at 100.00	Aaa	1,075,440
	Development, Multifamily Development Revenue Bonds, Marlborough Apartments, Series 2014I,
	3.450%, 12/15/31
	Maryland Economic Development Corporation, Senior Student Housing Revenue Bonds, Towson
	University Project, Refunding Series 2017:
1,100	5.000%, 7/01/36	7/27 at 100.00	BBB	1,188,055
470	5.000%, 7/01/37	7/21 at 100.00	BBB	478,968
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury
	University Project, Refunding Series 2013:
500	5.000%, 6/01/27	6/23 at 100.00	Baa3	531,485
500	5.000%, 6/01/34	6/23 at 100.00	Baa3	522,835
1,510	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt	7/22 at 100.00	BBB–	1,563,076
	University Village, Series 2012, 5.000%, 7/01/33
495	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of	7/25 at 100.00	BBB–	515,171
	Maryland – Baltimore Project, Refunding Senior Lien Series 2015, 5.000%, 7/01/39
1,110	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of	6/20 at 100.00	AA	1,110,744
	Maryland, Baltimore County Project, Refunding Series 2016, 3.600%, 7/01/35 – AGM Insured
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of
	Maryland, College Park Project, Refunding Series 2016:
875	5.000%, 6/01/30 – AGM Insured	6/26 at 100.00	AA	1,021,116
240	5.000%, 6/01/31 – AGM Insured	6/26 at 100.00	AA	278,770
2,405	5.000%, 6/01/35 – AGM Insured	6/26 at 100.00	AA	2,750,045
780	5.000%, 6/01/43 – AGM Insured	6/26 at 100.00	AA	875,566
1,500	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing	7/24 at 100.00	Aaa	1,591,695
	Development Bonds, Series 2014A, 3.875%, 7/01/39
27,175	Total Housing/Multifamily			29,461,446
	Housing/Single Family – 7.7% (4.9% of Total Investments)
2,385	Maryland Community Development Administration Department of Housing and Community	3/26 at 100.00	Aa1	2,545,868
	Development, Residential Revenue Bonds, Series 2011B, 3.250%, 3/01/36
2,280	Maryland Community Development Administration Department of Housing and Community	9/23 at 100.00	Aa1	2,454,124
	Development, Residential Revenue Bonds, Series 2014A, 4.300%, 9/01/32
	Maryland Community Development Administration Department of Housing and Community
	Development, Residential Revenue Bonds, Series 2014C:
3,000	3.400%, 3/01/31	3/24 at 100.00	Aa1	3,197,250
1,130	3.750%, 3/01/39	3/24 at 100.00	Aa1	1,191,178
1,500	Maryland Community Development Administration Department of Housing and Community	9/25 at 100.00	Aa1	1,615,110
	Development, Residential Revenue Bonds, Series 2015A, 3.800%, 9/01/35
4,900	Maryland Community Development Administration Department of Housing and Community	9/27 at 100.00	Aa1	5,462,814
	Development, Residential Revenue Bonds, Series 2018A, 4.100%, 9/01/38 (UB) (5)
1,865	Maryland Community Development Administration Department of Housing and Community	3/28 at 100.00	Aa1	2,048,777
	Development, Residential Revenue Bonds, Series 2019A, 3.750%, 9/01/39
1,280	Maryland Community Development Administration Department of Housing and Community	9/28 at 100.00	Aa1	1,380,582
	Development, Residential Revenue Bonds, Series 2019B, 3.350%, 9/01/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$ 2,000	Maryland Community Development Administration Department of Housing and Community	3/29 at 100.00	Aa1	$ 2,093,460
	Development, Residential Revenue Bonds, Series 2019C, 3.000%, 3/01/42
2,000	Maryland Community Development Administration Department of Housing and Community	7/29 at 100.00	AA+	2,137,220
	Development, Residential Revenue Bonds, Taxable Series 2019D, 3.350%, 7/01/49
1,410	Montgomery County Housing Opportunities Commission, Maryland, Single Family Mortgage	7/26 at 100.00	Aa2	1,518,514
	Revenue Bonds, Series 2017A, 3.650%, 7/01/37
23,750	Total Housing/Single Family			25,644,897
	Long-Term Care – 8.7% (5.4% of Total Investments)
	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016:
2,220	5.000%, 1/01/37	1/26 at 100.00	A	2,376,954
1,000	3.625%, 1/01/37	1/26 at 100.00	A	1,001,730
2,500	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2020,	1/27 at 103.00	A	2,515,775
	4.000%, 1/01/50
635	Baltimore County, Maryland, Revenue Bonds, Riderwood Village Inc Facility, Series 2020,	1/27 at 103.00	A	659,594
	4.000%, 1/01/50
3,000	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Obligated	1/24 at 104.00	BBB	3,162,300
	Group Project, Refunding Series 2018A, 5.000%, 1/01/36
1,290	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding	4/27 at 100.00	N/R	1,123,113
	Series 2016, 5.000%, 4/01/46
1,710	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding	4/27 at 100.00	N/R	1,584,452
	Series 2017, 5.000%, 4/01/36
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown
	Community Issue, Series 2016A:
2,125	5.000%, 1/01/36	7/26 at 100.00	A	2,318,821
4,090	5.000%, 1/01/45	7/26 at 100.00	A	4,388,529
2,480	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge	6/20 at 100.00	A	2,481,190
	Retirement Community, Series 2007, 4.750%, 7/01/34
1,050	Prince George’s County, Maryland, Revenue Bonds, Collington Episcopal Life Care	4/27 at 100.00	N/R	979,829
	Community Inc, Series 2017, 5.250%, 4/01/37
1,340	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside	11/24 at 103.00	BB–	1,311,766
	King Farm Project, Refunding Series 2017, 5.000%, 11/01/35
795	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside	11/24 at 103.00	BB–	797,409
	King Farm Project, Refunding Series 2017A-2, 5.000%, 11/01/31
1,000	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside	11/24 at 103.00	BB–	962,810
	King Farm Project, Series 2017A-1, 5.000%, 11/01/37
	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B:
500	5.000%, 11/01/42	11/24 at 103.00	BB–	466,165
1,000	5.000%, 11/01/47	11/24 at 103.00	BB–	912,470
	Washington County Commissioners, Maryland, Revenue Bonds, Diakon Lutheran Social
	Ministries Project, Series 2019B:
1,000	5.000%, 1/01/29	No Opt. Call	BBB+	1,107,330
500	5.000%, 1/01/32	1/29 at 100.00	BBB+	546,020
28,235	Total Long-Term Care			28,696,257
	Tax Obligation/General – 11.0% (6.9% of Total Investments)
5,240	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	AA	4,379,173
	Obligation Bonds, Series 2005, 0.000%, 8/01/30 – AGM Insured
3,510	Montgomery County, Maryland, General Obligation Bonds, Refunding Consolidated Public	No Opt. Call	AAA	3,737,167
	Improvement Series 2017C, 5.000%, 10/01/21
4,930	Patterson Joint Unified School District, Stanislaus County, California, General	No Opt. Call	AA	2,729,100
	Obligation Bonds, 2008 Election Series 2009B, 0.000%, 8/01/42 – AGM Insured

NMY	Nuveen Maryland Quality Municipal Income Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement
	Bonds, Series 2014A:
$ 3,000	4.000%, 9/01/30	9/24 at 100.00	AAA	$ 3,378,510
3,000	4.000%, 9/01/31	9/24 at 100.00	AAA	3,366,150
14,985	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	8,241,750
	Election Series 2012G, 0.000%, 8/01/40 – AGM Insured
2,000	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties,	6/26 at 100.00	AAA	2,439,040
	Maryland, General Obligation Bonds, Consolidated Public Improvement, Second Series 2016,
	5.000%, 6/01/35
2,500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties,	No Opt. Call	AAA	3,073,225
	Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2017,
	5.000%, 6/15/25
2,500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties,	6/28 at 100.00	AAA	2,939,575
	Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2018,
	4.000%, 6/01/39
7,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds,	8/25 at 35.55	Aaa	2,296,630
	Capital Appreciation Series 2015, 0.000%, 8/15/50
48,665	Total Tax Obligation/General			36,580,320
	Tax Obligation/Limited – 34.1% (21.5% of Total Investments)
1,000	Anne Arundel County, Maryland, General Obligation Bonds, Consolidated General	10/29 at 100.00	AAA	1,291,420
	Improvement, Series 2019, 5.000%, 10/01/44
1,200	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages of	7/23 at 100.00	AA	1,357,332
	Dorchester & Farmington Village Projects, Series 2013, 5.000%, 7/01/32
1,450	Baltimore, Maryland, Special Obligation Bonds, Center/West Development Project, Series	6/26 at 100.00	N/R	1,379,255
	2017A, 5.500%, 6/01/43
	Baltimore, Maryland, Special Obligation Bonds, Consolidated Tax Increment Financing,
	Series 2015:
525	5.000%, 6/15/30	6/24 at 100.00	BBB+	590,499
425	5.000%, 6/15/33	6/24 at 100.00	BBB+	471,376
	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project,
	Series 2017A:
1,270	4.500%, 9/01/33	9/27 at 100.00	N/R	1,232,891
240	5.000%, 9/01/38	9/27 at 100.00	N/R	240,014
	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding
	Series 2016:
1,895	5.000%, 6/01/36	6/26 at 100.00	N/R	1,822,327
250	5.125%, 6/01/43	6/26 at 100.00	N/R	240,370
2,000	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series	6/29 at 100.00	N/R	1,626,160
	2019A, 3.625%, 6/01/46, 144A
350	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series	6/23 at 100.00	N/R	288,414
	2019B, 3.875%, 6/01/46, 144A
	Brunswick, Frederick County, Maryland, Special Obligation Bonds, Brunswick Crossing
	Special Taxing District, Refunding Series 2019:
450	4.000%, 7/01/29	1/29 at 100.00	N/R	437,616
740	5.000%, 7/01/36	1/29 at 100.00	N/R	743,041
	Frederick County, Maryland, Lake Linganore Village Community Development Special
	Obligation Bonds, Series 2001A:
21	5.600%, 7/01/20 – RAAI Insured	6/20 at 100.00	AA	21,087
450	5.700%, 7/01/29 – RAAI Insured	6/20 at 100.00	AA	451,777
370	Frederick County, Maryland, Tax Increment and Special Tax B Limited Obligation Bonds,	7/29 at 100.00	N/R	315,166
	Oakdale-Lake Linganore Project, Series 2019, 3.750%, 7/01/39

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development
	Authority, Series 2010A:
$ 5,335	5.000%, 7/01/30	7/20 at 100.00	A–	$ 5,352,179
2,345	5.000%, 7/01/40	7/20 at 100.00	A–	2,351,566
2,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	2,103,920
	5.000%, 11/15/34
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
500	5.000%, 1/01/31	1/22 at 100.00	BB	509,410
1,000	5.250%, 1/01/36	1/22 at 100.00	BB	1,019,680
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/23	No Opt. Call	BB	1,057,020
2,000	5.000%, 12/01/33	12/26 at 100.00	BB	2,122,680
2,260	5.000%, 12/01/34	12/26 at 100.00	BB	2,396,911
1,175	5.000%, 12/01/46	12/26 at 100.00	BB	1,225,760
1,420	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center	2/24 at 100.00	N/R	1,291,234
	Project, Series 2014, 6.100%, 2/15/44
	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project,
	Series 2017A:
1,500	4.125%, 2/15/34, 144A	2/26 at 100.00	N/R	1,419,315
1,550	4.375%, 2/15/39, 144A	2/26 at 100.00	N/R	1,463,696
850	4.500%, 2/15/47, 144A	2/26 at 100.00	N/R	786,497
1,260	Huntington Beach Union High School District, Orange County, California, Certificates of	No Opt. Call	AA	867,762
	Participation, Capital Project, Series 2007, 0.000%, 9/01/35 – AGM Insured
	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2016:
2,125	5.000%, 7/01/31	7/25 at 100.00	N/R	2,084,200
1,640	5.000%, 7/01/34	7/25 at 100.00	N/R	1,561,821
720	Maryland Community Development Administration, Local Government Infrastructure Bonds,	6/29 at 100.00	Aa3	823,421
	Subordinate Obligation Series 2019B-2, 4.000%, 6/01/49
	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings
	Mills Project, Series 2017:
585	4.375%, 7/01/36	1/27 at 100.00	N/R	528,080
355	4.500%, 7/01/44	1/27 at 100.00	N/R	313,089
	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools
	Construction & Revitalization Program, Series 2016:
4,395	5.000%, 5/01/33	5/26 at 100.00	AA	5,112,747
3,650	5.000%, 5/01/35	5/26 at 100.00	AA	4,222,393
5,100	5.000%, 5/01/46 (UB) (5)	5/26 at 100.00	AA	5,782,380
	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools
	Construction & Revitalization Program, Series 2018A:
2,000	5.000%, 5/01/35	5/28 at 100.00	AA	2,402,960
2,000	5.000%, 5/01/36 (UB) (5)	5/28 at 100.00	AA	2,393,180
6,250	5.000%, 5/01/42 (UB) (5)	5/28 at 100.00	AA	7,365,938
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB+	1,139,260
	2009A, 0.000%, 12/15/32
320	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds,	1/26 at 100.00	N/R	311,901
	Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46, 144A
4,500	Prince George’s County, Maryland, Certificates of Participation, University of Maryland	10/28 at 100.00	AA+	5,605,155
	Capital Region Medical Center, Series 2018, 5.000%, 10/01/43 (UB) (5)
5,711	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project,	6/20 at 100.00	N/R	5,726,934
	Series 2005, 5.200%, 7/01/34
	Prince George’s County, Maryland, Special Obligation Bonds, Westphalia Town Center
	Project, Series 2018:
1,300	5.125%, 7/01/39, 144A	7/28 at 100.00	N/R	1,302,080
2,200	5.250%, 7/01/48, 144A	7/28 at 100.00	N/R	2,201,474

NMY	Nuveen Maryland Quality Municipal Income Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 2,214	Prince George’s County, Maryland, Special Tax District Bonds, Victoria Falls Project,	6/20 at 100.00	N/R	$ 2,216,214
	Series 2005, 5.250%, 7/01/35
1,100	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	1,210,836
	5.500%, 7/01/29 – AMBAC Insured
2,100	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	6/20 at 100.00	AA	2,113,965
1,035	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A,	No Opt. Call	Aaa	1,119,694
	5.125%, 6/01/24 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
53	0.000%, 7/01/24	No Opt. Call	N/R	46,678
90	0.000%, 7/01/27	No Opt. Call	N/R	71,087
88	0.000%, 7/01/29	7/28 at 98.64	N/R	63,764
114	0.000%, 7/01/31	7/28 at 91.88	N/R	75,038
128	0.000%, 7/01/33	7/28 at 86.06	N/R	76,856
1,093	4.500%, 7/01/34	7/25 at 100.00	N/R	1,105,559
3,495	0.000%, 7/01/51	7/28 at 30.01	N/R	663,001
4,365	5.000%, 7/01/58	7/28 at 100.00	N/R	4,379,230
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured COFINA Project Series 2019A-2:
1,875	4.329%, 7/01/40	7/28 at 100.00	N/R	1,804,687
3	4.536%, 7/01/53	7/28 at 100.00	N/R	2,822
50	4.784%, 7/01/58	7/28 at 100.00	N/R	48,582
	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding
	Series 2007CC:
765	5.500%, 7/01/28 – NPFG Insured	No Opt. Call	Baa2	782,825
2,300	5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA	2,500,008
1,800	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note	9/25 at 100.00	A	2,006,748
	Revenue Bonds, Series 2015, 5.000%, 9/01/33, 144A
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	6/20 at 100.00	Baa2	2,031,320
	Series 2006, 5.000%, 10/01/27 – FGIC Insured
2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital	10/24 at 100.00	AA	2,522,957
	Series 2014A, 5.000%, 10/01/34 – AGM Insured, 144A
1,035	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior	6/20 at 100.00	AA	1,071,918
	Lien Series 2009A-1, 5.000%, 10/01/29 – AGM Insured
1,730	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior	No Opt. Call	AA	1,890,094
	Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured
111,355	Total Tax Obligation/Limited			113,157,271
	Transportation – 12.8% (8.1% of Total Investments)
60	Baltimore, Maryland, Revenue Refunding Bonds, Parking System Facilities, Series 1998A,	No Opt. Call	A1	61,741
	5.250%, 7/01/21 – FGIC Insured
125	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	BBB+	128,121
	Guam Port Authority, Port Revenue Bonds, Private Activity Series 2018B:
510	5.000%, 7/01/32 (AMT)	7/28 at 100.00	A	563,815
355	5.000%, 7/01/33 (AMT)	7/28 at 100.00	A	389,733
600	Maryland Economic Development Corporation Economic Development Revenue Bonds, Terminal	6/29 at 100.00	Baa3	605,664
	Project, Series 2019A, 5.000%, 6/01/49 (AMT)
	Maryland Economic Development Corporation Economic Development Revenue Bonds,
	Transportation Facilities Project, Refunding Series 2017A:
1,000	5.000%, 6/01/31	6/28 at 100.00	Baa3	1,063,810
1,125	5.000%, 6/01/32	6/28 at 100.00	Baa3	1,183,849
3,360	5.000%, 6/01/35	6/28 at 100.00	Baa3	3,486,437

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 1,500	Maryland Economic Development Corporation, Air Cargo Obligated Group Revenue Bonds, AFCO	7/29 at 100.00	BBB	$ 1,533,735
	Airport Real Estate Group, Series 2019, 4.000%, 7/01/44 (AMT)
	Maryland Economic Development Corporation, Parking Facilities Revenue Bonds Baltimore
	City Project, Subordinate Parking Facilities Revenue Bonds, Series 2018C:
1,250	4.000%, 6/01/48	6/28 at 100.00	BBB–	998,825
1,115	4.000%, 6/01/58	6/28 at 100.00	BBB–	849,597
3,725	Maryland Economic Development Corporation, Parking Facilities Revenue Bonds, Baltimore	6/28 at 100.00	BBB	3,748,058
	City Project, Senior Parking Facilities Revenue Bonds, Series 2018A, 5.000%, 6/01/58
	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple
	Line Light Rail Project, Green Bonds, Series 2016D:
2,000	5.000%, 9/30/28 (AMT)	9/26 at 100.00	BB	1,978,420
1,000	5.000%, 9/30/31 (AMT)	9/26 at 100.00	BB	986,330
5,825	5.000%, 3/31/46 (AMT)	9/26 at 100.00	BB	5,692,423
2,200	5.000%, 3/31/51 (AMT)	9/26 at 100.00	BB	2,145,814
	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue
	Bonds, Johns Hopkins Hospital, Series 2001:
1,300	5.000%, 7/01/27 – AMBAC Insured	6/20 at 100.00	N/R	1,311,115
1,000	5.000%, 7/01/34 – AMBAC Insured	6/20 at 100.00	N/R	1,008,600
405	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue	6/20 at 100.00	N/R	405,381
	Bonds, Johns Hopkins Medical Institutions, Series 1996, 5.500%, 7/01/26 – AMBAC Insured
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	2,044,380
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/44
3,000	New York Transportation Development Corporation, New York, Special Facilities Bonds,	7/24 at 100.00	BBB	3,133,710
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
175	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB–	168,966
680	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB–	655,710
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC, Sixth Series 1997:
10	5.750%, 12/01/22 – NPFG Insured (AMT)	6/20 at 100.00	BBB+	10,055
70	5.750%, 12/01/25 – NPFG Insured (AMT)	6/20 at 100.00	BBB+	70,381
530	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE	12/29 at 100.00	Baa2	541,904
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien
	Series 2019A, 4.000%, 12/31/39
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue	7/27 at 100.00	AA	1,200,520
	Bonds, Refunding Crossover Series 2017A-2, 5.000%, 7/01/33
	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue
	Bonds, Series 2017B:
1,500	5.000%, 7/01/29	7/27 at 100.00	AA	1,858,530
3,000	5.000%, 7/01/42	7/27 at 100.00	AA	3,512,790
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue	7/27 at 100.00	AA–	1,180,550
	Bonds, Series 2018, 5.000%, 7/01/38
41,420	Total Transportation			42,518,964
	U.S. Guaranteed – 15.3% (9.6% of Total Investments) (6)
	Baltimore, Maryland, General Obligation Bonds, Consolidated Public Improvements, Series 2011A:
1,000	5.000%, 10/15/29 (Pre-refunded 10/15/21)	10/21 at 100.00	AA	1,066,320
1,200	5.000%, 10/15/30 (Pre-refunded 10/15/21)	10/21 at 100.00	AA	1,279,584
2,000	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1994A, 5.000%,	No Opt. Call	AA–	2,233,840
	7/01/24 – FGIC Insured (ETM)
2,875	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1998A, 5.000%,	No Opt. Call	AA	3,374,847
	7/01/28 – FGIC Insured (ETM)

NMY	Nuveen Maryland Quality Municipal Income Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll
	Hospital Center, Series 2012A:
$ 1,000	4.000%, 7/01/30 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	$ 1,075,160
1,775	5.000%, 7/01/37 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	1,945,169
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown
	Community Issue, Series 2010:
1,695	6.125%, 1/01/30 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	1,750,494
5,070	6.250%, 1/01/45 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	5,239,693
2,845	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix	No Opt. Call	N/R	3,314,539
	Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns
	Hopkins Health System Obligated Group Issue, Series 2011A:
500	5.000%, 5/15/25 (Pre-refunded 5/15/21)	5/21 at 100.00	Aa2	523,080
500	5.000%, 5/15/26 (Pre-refunded 5/15/21)	5/21 at 100.00	Aa2	523,080
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns
	Hopkins University, Series 2012A:
1,145	5.000%, 7/01/30 (Pre-refunded 7/01/22)	7/22 at 100.00	AA+	1,256,031
1,050	5.000%, 7/01/37 (Pre-refunded 7/01/22)	7/22 at 100.00	AA+	1,151,818
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge
	Health System, Series 2011:
500	5.750%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	A+	529,655
1,000	6.000%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A+	1,061,780
1,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola	10/22 at 100.00	A	1,385,712
	University Maryland, Series 2012A, 5.000%, 10/01/39 (Pre-refunded 10/01/22)
12,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western	7/24 at 100.00	N/R	14,586,442
	Maryland Health, Series 2014, 5.250%, 7/01/34 (Pre-refunded 7/01/24)
8,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Refunding	12/21 at 100.00	AA–	8,561,280
	Series 2011MD, 5.000%, 12/01/40 (Pre-refunded 12/01/21)
45,655	Total U.S. Guaranteed			50,858,524
	Utilities – 1.6% (1.0% of Total Investments)
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	2,000,000
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35 (Mandatory
	Put 7/01/22) (4)
1,250	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,339,425
	Guam Power Authority, Revenue Bonds, Series 2014A:
600	5.000%, 10/01/39	10/24 at 100.00	AA	650,832
575	5.000%, 10/01/44	10/24 at 100.00	AA	619,861
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding	6/20 at 100.00	CCC	679,681
	Series 2007A, 5.000%, 7/01/24
5,155	Total Utilities			5,289,799
	Water and Sewer – 8.9% (5.6% of Total Investments)
2,480	Baltimore, Maryland, Project and Revenue Refunding Bonds, Water Projects, Series 2013B,	1/24 at 100.00	AA–	2,766,837
	5.000%, 7/01/38
1,000	Baltimore, Maryland, Revenue Bonds, Storm Water Projects, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	Aa2	1,254,520
2,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA	2,086,340
2,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	AA	2,509,040
	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Subordinate Series 2017A:
2,000	5.000%, 7/01/46	1/27 at 100.00	AA–	2,349,400
2,000	5.000%, 7/01/46 (UB)	1/27 at 100.00	AA–	2,349,400
490	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1994A, 5.000%,	No Opt. Call	AA–	514,147
	7/01/24 – FGIC Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 2,500	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2014A,	1/25 at 100.00	A+	$ 2,802,725
	5.000%, 7/01/44
6,000	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2017A,	1/27 at 100.00	AA–	7,098,720
	5.000%, 7/01/41 (UB)
1,300	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/24 at 100.00	A–	1,369,927
	Refunding Series 2014A, 5.000%, 7/01/35
2,030	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	2,138,321
	2013, 5.500%, 7/01/43
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,
	Series 2016:
245	5.000%, 7/01/27	7/26 at 100.00	A–	272,562
1,240	5.000%, 1/01/46	7/26 at 100.00	A–	1,326,044
500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A,	7/22 at 100.00	CC	508,750
	6.000%, 7/01/47
25,785	Total Water and Sewer			29,346,733
$ 526,065	Total Long-Term Investments (cost $505,401,414)			526,951,937
	Floating Rate Obligations – (8.6)%			(28,405,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (54.8)% (7)			(181,896,908)
	Other Assets Less Liabilities – 4.6%			15,262,733
	Net Asset Applicable to Common Shares – 100%			$ 331,912,762

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 34.5%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

See accompanying notes to financial statements.

NMT	Nuveen Massachusetts Quality Municipal Income Fund Portfolio of Investments May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 150.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 150.8% (100.0% of Total Investments)
	Education and Civic Organizations – 45.9% (30.4% of Total Investments)
$ 210	Lowell, Massachusetts, Collegiate Charter School Revenue Bonds, Series 2019,	6/26 at 100.00	N/R	$ 192,289
	5.000%, 6/15/49
	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Tender
	Option Bond Trust 2016-XG0070:
1,880	17.561%, 10/01/48, 144A (IF) (4)	10/23 at 100.00	AA–	2,658,320
575	17.459%, 10/01/48, 144A (IF) (4)	10/23 at 100.00	AA–	812,757
3,515	Massachusetts Development Finance Agency, Revenue Bonds, Berklee College of Music,	10/26 at 100.00	A	3,914,655
	Series 2016, 5.000%, 10/01/39
2,200	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2013S,	7/23 at 100.00	AA–	2,441,406
	5.000%, 7/01/38
730	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2017T,	7/27 at 100.00	AA–	878,511
	5.000%, 7/01/42
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2017A:
2,000	5.000%, 1/01/34	1/28 at 100.00	BBB+	2,190,540
2,240	5.000%, 1/01/37	1/28 at 100.00	BBB+	2,431,856
1,955	Massachusetts Development Finance Agency, Revenue Bonds, Lesley University, Series 2016,	7/26 at 100.00	A–	2,207,781
	5.000%, 7/01/35
1,500	Massachusetts Development Finance Agency, Revenue Bonds, Massachusetts Institute of	No Opt. Call	AAA	2,510,415
	Technology, Series 2020P, 5.000%, 7/01/50
	Massachusetts Development Finance Agency, Revenue Bonds, MCPHS University Issue,
	Series 2015H:
450	3.500%, 7/01/35	7/25 at 100.00	AA	485,595
190	5.000%, 7/01/37	7/25 at 100.00	AA	220,725
1,200	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2017,	7/26 at 100.00	BBB–	1,223,544
	5.000%, 7/01/47
550	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University, Series	10/22 at 100.00	A1	593,356
	2012, 5.000%, 10/01/31
	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University,
	Series 2014A:
875	5.000%, 3/01/39	3/24 at 100.00	A1	967,785
1,400	5.000%, 3/01/44	3/24 at 100.00	A1	1,539,944
500	Massachusetts Development Finance Agency, Revenue Bonds, Simmons College, Series 2013J,	10/23 at 100.00	BBB+	529,630
	5.250%, 10/01/39
1,100	Massachusetts Development Finance Agency, Revenue Bonds, Simmons University Issue,	10/30 at 100.00	BBB+	1,079,078
	Series 2020M, 4.000%, 10/01/38
1,230	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art	7/25 at 100.00	AA	1,452,790
	Institute, Series 2015, 5.000%, 7/01/33
450	Massachusetts Development Finance Agency, Revenue Bonds, Suffolk University, Refunding	7/29 at 100.00	Baa2	488,952
	Series 2019, 5.000%, 7/01/36
	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute,
	Series 2017:
2,200	5.000%, 4/01/35	10/27 at 100.00	AA–	2,724,788
1,250	5.000%, 4/01/36	10/27 at 100.00	AA–	1,542,212
875	Massachusetts Development Finance Agency, Revenue Bonds, Tufts University, Series 2015Q,	8/25 at 100.00	Aa2	1,017,039
	5.000%, 8/15/38
1,325	Massachusetts Development Finance Agency, Revenue Bonds, Wheaton College, Series 2017H,	1/28 at 100.00	A3	1,480,661
	5.000%, 1/01/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,510	Massachusetts Development Finance Agency, Revenue Bonds, Woods Hole Oceanographic	6/28 at 100.00	AA–	$ 1,850,913
	Institution, Series 2018, 5.000%, 6/01/43
1,365	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic	9/22 at 100.00	A	1,416,051
	Institute, Series 2012, 5.000%, 9/01/50
840	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic	9/26 at 100.00	A	930,779
	Institute, Series 2016, 5.000%, 9/01/37
	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic
	Institute, Series 2017:
550	5.000%, 9/01/42	9/27 at 100.00	A	611,364
700	5.000%, 9/01/47	9/27 at 100.00	A	773,262
2,500	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic	9/27 at 100.00	A	2,778,925
	Institute, Series 2017B, 5.000%, 9/01/42
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic	9/29 at 100.00	A	1,045,630
	Institute, Series 2019, 4.000%, 9/01/44
500	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University,	7/27 at 100.00	Baa2	537,540
	Refunding Series 2017, 5.000%, 7/01/35
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	No Opt. Call	AA–	4,697,190
	Series 2002A, 5.750%, 1/01/42 – AMBAC Insured
2,495	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	7/26 at 100.00	AA–	2,983,122
	Series 2016, 5.000%, 1/01/40
	Massachusetts Development Finance Authority, Revenue Refunding Bonds, Boston University,
	Series 1999P:
1,090	6.000%, 5/15/29	No Opt. Call	Aa3	1,456,970
1,000	6.000%, 5/15/59	5/29 at 105.00	Aa3	1,334,130
320	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series	7/21 at 100.00	AA	331,411
	2011J, 5.625%, 7/01/33 (AMT)
255	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northeastern	10/20 at 100.00	A1	258,198
	University, Series 2010A, 4.875%, 10/01/35
380	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series	11/24 at 100.00	Aa2	432,866
	2014-1, 5.000%, 11/01/44
4,000	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series	11/25 at 100.00	Aa2	4,698,560
	2015-1, 5.000%, 11/01/40
690	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series	11/29 at 100.00	Aa2	891,742
	2020-1, 5.000%, 11/01/36
52,595	Total Education and Civic Organizations			62,613,282
	Health Care – 31.6% (20.9% of Total Investments)
1,000	Massachusetts Development Finance Agency Revenue Bonds, Children’s Hospital Issue,	10/24 at 100.00	AA	1,114,090
	Series 2014P, 5.000%, 10/01/46
1,340	Massachusetts Development Finance Agency Revenue Bonds, South Shore Hospital, Series	7/26 at 100.00	BBB+	1,484,425
	2016I, 5.000%, 7/01/41
1,410	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare	11/23 at 100.00	AA–	1,537,210
	Obligated Group, Series 2013, 5.250%, 11/15/41
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Baystate Medical Center Issue,	7/24 at 100.00	A+	1,090,880
	Series 2014N, 5.000%, 7/01/44
	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Health Systems,
	Series 2012G:
895	5.000%, 10/01/29	10/21 at 100.00	AA–	930,782
700	5.000%, 10/01/31	10/21 at 100.00	AA–	725,795
500	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/26 at 100.00	BBB	556,375
	Series 2016E, 5.000%, 7/01/32
1,675	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Refunding	7/26 at 100.00	A	1,957,556
	Series 2016-I, 5.000%, 7/01/30

NMT	Nuveen Massachusetts Quality Municipal Income Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue,
	Series 2015H-1:
$ 900	5.000%, 7/01/30	7/25 at 100.00	A	$ 1,029,519
1,000	5.000%, 7/01/32	7/25 at 100.00	A	1,133,900
500	5.000%, 7/01/33	7/25 at 100.00	A	564,790
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2:
1,500	5.000%, 7/01/38	7/28 at 100.00	A	1,750,215
2,000	5.000%, 7/01/43	7/28 at 100.00	A	2,284,840
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Covenant Health System	7/22 at 100.00	BBB	1,053,770
	Obligated Group, Series 2012, 5.000%, 7/01/31
2,800	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute	12/26 at 100.00	A1	3,177,412
	Issue, Series 2016N, 5.000%, 12/01/46
3,500	Massachusetts Development Finance Agency, Revenue Bonds, Lahey Health System Obligated	8/25 at 100.00	A	3,882,865
	Group Issue, Series 2015F, 5.000%, 8/15/45
1,080	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center	7/23 at 100.00	BB+	1,122,541
	Issue, Series 2014F, 5.750%, 7/15/43
3,450	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System	7/26 at 100.00	AA–	3,948,870
	Issue, Series 2016Q, 5.000%, 7/01/47
	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System
	Issue, Series 2017S-1:
2,200	5.000%, 7/01/37	1/28 at 100.00	AA–	2,611,554
2,100	4.000%, 7/01/41	1/28 at 100.00	AA–	2,346,309
820	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System	7/23 at 100.00	BBB+	871,701
	Obligated Group Issue, Series 2013F, 5.000%, 7/01/37
	Massachusetts Development Finance Agency, Revenue Bonds, The Lowell General Hospital,
	Series 2013G:
1,000	5.000%, 7/01/37	7/23 at 100.00	BBB+	1,063,050
2,200	5.000%, 7/01/44	7/23 at 100.00	BBB+	2,309,582
610	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care	1/27 at 100.00	A–	667,505
	Obligated Group Issue, Series 2017K, 5.000%, 7/01/38
	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care
	Obligated Group Issue, Series 2017L:
400	3.625%, 7/01/37	7/27 at 100.00	A–	403,184
1,095	5.000%, 7/01/44	7/27 at 100.00	A–	1,191,053
445	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care,	7/26 at 100.00	A–	487,631
	Series 2016I, 5.000%, 7/01/36
25	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series	7/21 at 100.00	BBB+	25,850
	2011H, 5.500%, 7/01/31
280	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A,	1/29 at 100.00	BBB+	312,522
	5.000%, 7/01/44
1,495	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford	6/20 at 100.00	BB+	1,496,226
	Regional Medical Center, Series 2007E, 5.000%, 7/15/32
38,920	Total Health Care			43,132,002
	Housing/Multifamily – 0.7% (0.5% of Total Investments)
215	Massachusetts Housing Finance Agency, Housing Bonds, Series 2003H, 5.125%, 6/01/43	6/20 at 100.00	AA	215,297
745	Massachusetts Housing Finance Agency, Housing Bonds, Series 2019B-1, 3.100%, 12/01/44	12/28 at 100.00	AA	778,130
960	Total Housing/Multifamily			993,427

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 3.1% (2.0% of Total Investments)
	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the
	Charles, Inc Issue, Series 2017:
$ 1,040	4.125%, 10/01/42, 144A	10/22 at 105.00	BB+	$ 914,534
250	5.000%, 10/01/47, 144A	10/22 at 105.00	BB+	247,045
460	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Retirement Community	7/25 at 100.00	A+	518,839
	Lennox, Series 2015, 5.000%, 7/01/31
485	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village,	12/25 at 103.00	A–	462,137
	Series 2019, 4.000%, 12/01/42
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series	1/23 at 100.00	BBB	1,027,390
	2013A, 5.250%, 1/01/26
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Inc, Refunding	10/24 at 104.00	BBB+	1,009,430
	Series 2019, 5.000%, 10/01/49
4,235	Total Long-Term Care			4,179,375
	Tax Obligation/General – 19.3% (12.8% of Total Investments)
1,250	Hudson, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2011,	6/20 at 100.00	AA	1,253,600
	5.000%, 2/15/32
330	Massachusetts Bay Transportation Authority, General Obligation Transportation System	No Opt. Call	Aa1	346,926
	Bonds, Series 1991A, 7.000%, 3/01/21
1,500	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2004B, 5.250%,	No Opt. Call	Aa1	1,589,100
	8/01/21 – AGM Insured
2,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2015C,	7/25 at 100.00	Aa1	2,342,440
	5.000%, 7/01/45
3,895	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2017F,	11/27 at 100.00	Aa1	4,804,482
	5.000%, 11/01/46
4,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2019A,	1/29 at 100.00	Aa1	5,147,920
	5.250%, 1/01/44
2,500	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2020C,	3/30 at 100.00	Aa1	2,673,600
	3.000%, 3/01/47
1,775	North Reading, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series	5/22 at 100.00	Aa2	1,921,278
	2012, 5.000%, 5/15/35
880	Norwell, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 11/15/20 –	No Opt. Call	AAA	899,307
	FGIC Insured
1,950	Pentucket Regional School District, Massachusetts, General Obligation Bonds, Series	9/27 at 100.00	Aa2	2,047,481
	2019, 3.000%, 9/01/42
	Quincy, Massachusetts, General Obligation Bonds, State Qualified Municipal Purpose Loan
	Series 2011:
1,280	5.125%, 12/01/33	12/20 at 100.00	Aa2	1,308,198
2,000	5.250%, 12/01/38	12/20 at 100.00	Aa2	2,043,160
23,360	Total Tax Obligation/General			26,377,492
	Tax Obligation/Limited – 19.5% (12.9% of Total Investments)
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
2,000	5.250%, 1/01/36	1/22 at 100.00	BB	2,039,360
1,310	5.125%, 1/01/42	1/22 at 100.00	BB	1,329,519
	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1:
400	5.000%, 1/01/37	1/22 at 100.00	BB	406,092
1,115	5.000%, 1/01/42	1/22 at 100.00	BB	1,129,495
855	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Green Series 2014,	11/24 at 100.00	AA	986,567
	5.000%, 5/01/33 – BAM Insured
500	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Green Series 2017,	5/27 at 100.00	AA	614,495
	5.000%, 5/01/35

NMT	Nuveen Massachusetts Quality Municipal Income Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A,	7/22 at 100.00	AAA	$ 1,086,960
	5.000%, 7/01/41
770	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Refunding Senior	No Opt. Call	AA	812,466
	Lien Series 2004C, 5.250%, 7/01/21
1,610	Massachusetts College Building Authority, Project Revenue Bonds, Green Series 2014B,	5/24 at 100.00	Aa2	1,801,831
	5.000%, 5/01/44
1,000	Massachusetts College Building Authority, Project Revenue Bonds, Refunding Series 2003B,	No Opt. Call	AA	1,146,500
	5.375%, 5/01/23 – SYNCORA GTY Insured
1,350	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	8/25 at 100.00	AAA	1,598,076
	Refunding Series 2015C, 5.000%, 8/15/37
1,875	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	AAA	2,080,369
	Series 2013A, 5.000%, 5/15/38
2,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated	2/28 at 100.00	AA+	2,486,400
	Series 2018A, 5.250%, 2/15/48
1,500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated	2/29 at 100.00	AA+	1,881,765
	Series 2019A, 5.000%, 2/15/44
1,500	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series	6/25 at 100.00	AA+	1,733,295
	2015A, 5.000%, 6/01/45
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
863	4.550%, 7/01/40	7/28 at 100.00	N/R	855,457
820	0.000%, 7/01/46	7/28 at 41.38	N/R	212,897
4,205	0.000%, 7/01/51	7/28 at 30.01	N/R	797,688
775	4.750%, 7/01/53	7/28 at 100.00	N/R	756,028
1,259	5.000%, 7/01/58	7/28 at 100.00	N/R	1,263,104
520	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	AA	563,748
	Series 2012A, 5.000%, 10/01/32 – AGM Insured
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	1,084,130
	2012A, 5.000%, 10/01/32 – AGM Insured
28,227	Total Tax Obligation/Limited			26,666,242
	Transportation – 9.2% (6.1% of Total Investments)
2,500	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2017A, 5.000%, 7/01/47 (AMT)	7/27 at 100.00	AA	2,822,325
1,000	Massachusetts Port Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	AA	1,003,880
1,000	Massachusetts Port Authority, Revenue Bonds, Series 2012B, 5.000%, 7/01/33	7/22 at 100.00	AA	1,085,230
	Massachusetts Port Authority, Revenue Bonds, Series 2014A:
1,000	5.000%, 7/01/39	7/24 at 100.00	AA	1,115,450
2,500	5.000%, 7/01/44	7/24 at 100.00	AA	2,772,150
	Massachusetts Port Authority, Revenue Bonds, Series 2015A:
715	5.000%, 7/01/40	7/25 at 100.00	AA	813,548
1,000	5.000%, 7/01/45	7/25 at 100.00	AA	1,129,870
1,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation,	7/29 at 100.00	A1	1,054,050
	Series 2019A, 4.000%, 7/01/44 (AMT)
730	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Parking Revenue	7/21 at 100.00	A1	750,790
	Bonds, Senior Lien Series 2011, 5.000%, 7/01/41
11,445	Total Transportation			12,547,293
	U.S. Guaranteed – 12.6% (8.4% of Total Investments) (5)
2,000	Hampden-Wilbraham Regional School District, Hampden County, Massachusetts, General	2/21 at 100.00	Aa3	2,068,100
	Obligation Bonds, Series 2011, 5.000%, 2/15/41 (Pre-refunded 2/15/21)
855	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2012B, 5.000%,	5/22 at 100.00	Aa2	933,010
	5/01/37 (Pre-refunded 5/01/22)
2,150	Massachusetts Development Finance Agency, Revenue Bonds, Lesley University, Series	7/21 at 100.00	AA	2,267,132
	2011B-1, 5.250%, 7/01/33 (Pre-refunded 7/01/21) – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 434	Massachusetts Development Finance Agency, Revenue Bonds, North Hill Communities Issue,	11/23 at 100.00	N/R	$ 500,897
	Series 2013A, 6.250%, 11/15/28 (Pre-refunded 11/15/23), 144A
	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System,
	Series 2012L:
995	5.000%, 7/01/36 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	1,046,521
5	5.000%, 7/01/36 (Pre-refunded 7/01/21)	7/21 at 100.00	AA–	5,259
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art	7/21 at 100.00	AA	1,052,340
	Institute, Series 2011A, 5.000%, 7/01/41 (Pre-refunded 7/01/21)
3,000	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series	4/21 at 100.00	Aa3	3,123,090
	2011A, 5.250%, 4/01/37 (Pre-refunded 4/01/21)
475	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series	7/21 at 100.00	N/R	502,427
	2011H, 5.500%, 7/01/31 (Pre-refunded 7/01/21)
410	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc,	7/21 at 100.00	N/R	430,086
	Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – NPFG Insured
1,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series	10/21 at 100.00	AAA	1,066,320
	2011B, 5.000%, 10/15/41 (Pre-refunded 10/15/21)
1,500	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series	6/21 at 100.00	AA+	1,572,465
	2013A, 5.000%, 6/01/38 (Pre-refunded 6/01/21)
720	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding	11/20 at 100.00	AA	735,869
	Series 2010B, 5.000%, 11/15/30 (Pre-refunded 11/15/20) – AGC Insured
1,620	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series	11/24 at 100.00	N/R	1,955,988
	2014-1, 5.000%, 11/01/44 (Pre-refunded 11/01/24)
16,164	Total U.S. Guaranteed			17,259,504
	Utilities – 1.0% (0.7% of Total Investments)
1,265	Massachusetts Clean Energy Cooperative Corporation, Revenue Bonds, Massachusetts	7/23 at 100.00	AA–	1,405,073
	Municipal Lighting Plant Cooperative, Series 2013, 5.000%, 7/01/32
	Water and Sewer – 7.9% (5.3% of Total Investments)
565	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/24 at 100.00	A–	605,895
	Refunding Series 2014A, 5.000%, 7/01/29
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,
	Refunding Series 2017:
1,250	5.000%, 7/01/37	7/27 at 100.00	A–	1,353,862
420	5.000%, 7/01/40	7/27 at 100.00	A–	453,361
415	Lynn Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2003A,	6/20 at 100.00	A1	416,357
	5.000%, 12/01/32 – NPFG Insured
1,000	Massachusetts Clean Water Trust, State Revolving Fund Bonds, Green 18 Series 2015,	2/24 at 100.00	AAA	1,135,270
	5.000%, 2/01/45
60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9,	6/20 at 100.00	AAA	60,219
	5.000%, 8/01/22
140	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Series	6/20 at 100.00	AAA	140,539
	2002A, 5.250%, 8/01/20
500	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2016B,	8/26 at 100.00	AA+	607,020
	5.000%, 8/01/40
1,230	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2017B,	8/27 at 100.00	AA+	1,509,542
	5.000%, 8/01/42
2,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2019B,	8/29 at 100.00	AA+	2,560,220
	5.000%, 8/01/44

NMT	Nuveen Massachusetts Quality Municipal Income Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 1,000	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series	4/27 at 100.00	AA	$ 1,227,080
	2017C, 5.000%, 4/15/37
635	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series	4/29 at 100.00	AA	743,325
	2019E, 4.000%, 4/15/38
9,215	Total Water and Sewer			10,812,690
$ 186,386	Total Long-Term Investments (cost $193,787,873)			205,986,380
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (54.0)% (6)			(73,739,043)
	Other Assets Less Liabilities – 3.2%			4,324,283
	Net Asset Applicable to Common Shares – 100%			$ 136,571,620

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 35.8%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

See accompanying notes to financial statements.

NMS	Nuveen Minnesota Quality Municipal Income Fund Portfolio of Investments May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 155.5% (98.1% of Total Investments)
	MUNICIPAL BONDS – 155.5% (98.1% of Total Investments)
	Education and Civic Organizations – 30.1% (19.0% of Total Investments)
	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy
	Project, Series 2016A:
$ 500	4.000%, 7/01/28	7/24 at 102.00	N/R	$ 494,880
50	5.000%, 7/01/36	7/24 at 102.00	N/R	50,704
830	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science	12/20 at 102.00	BBB–	852,410
	Academy Building Company, Series 2012A, 5.000%, 12/01/43
250	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project,	7/25 at 100.00	BB+	262,355
	Series 2015A, 5.250%, 7/01/40
570	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language	8/22 at 102.00	BB+	595,935
	Academy, Series 2014A, 5.750%, 8/01/44
750	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language	8/27 at 102.00	BB+	769,695
	Academy, Series 2019A, 5.250%, 8/01/43
100	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of	7/26 at 100.00	N/R	91,293
	Performing Arts Project, Series 2016A, 5.000%, 7/01/47
2,200	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series	7/24 at 100.00	BB+	2,202,310
	2014A, 5.000%, 7/01/44
1,575	Independence, Minnesota, Charter School Lease Revenue Bonds, Beacon Academy Project,	7/26 at 100.00	N/R	1,425,155
	Series 2016A, 5.000%, 7/01/46
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project,
	Series 2013A:
300	6.000%, 7/01/33	7/23 at 100.00	BB+	317,841
1,425	6.000%, 7/01/43	7/23 at 100.00	BB+	1,488,697
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University,
	Refunding Series 2017:
750	5.000%, 5/01/37	5/27 at 100.00	BBB–	782,932
2,000	5.000%, 5/01/47	5/27 at 100.00	BBB–	2,054,560
1,580	Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College,	3/27 at 100.00	Aa2	1,790,851
	Refunding Series 2017, 4.000%, 3/01/42
	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of Saint
	Scholastica, Inc, Refunding Series 2019:
500	4.000%, 12/01/34	12/29 at 100.00	Baa2	497,050
425	4.000%, 12/01/40	12/29 at 100.00	Baa2	407,686
305	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St Benedict,	3/26 at 100.00	Baa1	284,153
	Series 2016-8K, 4.000%, 3/01/43
600	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College,	3/27 at 100.00	Aa3	669,414
	Refunding Series 2017, 4.000%, 3/01/48
225	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine	10/28 at 100.00	Baa1	237,026
	University, Refunding Series 2018A, 5.000%, 10/01/45
750	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint	10/29 at 100.00	A2	916,035
	Thomas, Series 2019, 5.000%, 10/01/33
705	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School	9/24 at 100.00	BB–	667,064
	Project, Series 2014A, 5.000%, 9/01/44
450	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project,	12/21 at 100.00	BBB–	466,074
	Series 2004A, 5.500%, 12/01/33
300	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck Saint Mary’s School	No Opt. Call	BB	304,461
	Project, Series 2015, 5.000%, 8/01/22, 144A

NMS	Nuveen Minnesota Quality Municipal Income Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,250	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	12/29 at 100.00	BBB–	$ 1,233,488
	Bonds, Community of Peace Academy Project, Series 2019, 4.000%, 12/01/49
500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	9/20 at 101.00	BB+	506,440
	Bonds, Hmong Education Reform Company, Series 2012A, 5.250%, 9/01/32
1,100	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	9/21 at 100.00	BBB–	1,152,338
	Bonds, Nova Classical Academy, Series 2011A, 6.375%, 9/01/31
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue
	Bonds, Twin Cities Academy Project, Series 2015A:
360	5.300%, 7/01/45	7/25 at 100.00	BB	367,852
510	5.375%, 7/01/50	7/25 at 100.00	BB	521,679
1,680	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	7/23 at 100.00	BB+	1,704,814
	Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44
800	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds,	12/22 at 100.00	BBB–	825,144
	Higher Ground Academy Charter School, Series 2013A, 5.000%, 12/01/33
390	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint	3/23 at 100.00	BB+	369,221
	Paul Conservatory for Performing Artists Charter School Project, Series 2013A, 4.625%, 3/01/43
1,000	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series	10/26 at 100.00	N/R	943,580
	2016A, 5.000%, 10/01/41
500	St Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds,	12/26 at 102.00	BBB–	532,125
	Higher Ground Academy Charter School, Series 2018, 5.125%, 12/01/49
25,230	Total Education and Civic Organizations			25,785,262
	Health Care – 32.7% (20.7% of Total Investments)
250	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project,	3/26 at 100.00	N/R	256,890
	Refunding Series 2016, 4.000%, 3/01/32
180	City of Plato, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health	4/27 at 100.00	BBB	201,663
	Services Project, Series 2017, 5.000%, 4/01/41
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,
	Essentia Health Obligated Group, Series 2018A:
700	5.000%, 2/15/43	2/28 at 100.00	A–	785,890
3,000	5.000%, 2/15/48	2/28 at 100.00	A–	3,350,730
2,750	5.000%, 2/15/53	2/28 at 100.00	A–	3,061,602
	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health
	Services Project, Series 2013:
400	4.000%, 4/01/27	4/22 at 100.00	BBB	416,756
230	4.000%, 4/01/31	4/22 at 100.00	BBB	236,661
500	Maple Grove, Minnesota, Health Care Facilities Revenue Refunding Bonds, North Memorial	9/25 at 100.00	Baa1	524,065
	Health Care, Series 2015, 4.000%, 9/01/35
	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care,
	Series 2017:
200	5.000%, 5/01/31	5/27 at 100.00	Baa1	230,464
165	5.000%, 5/01/32	5/27 at 100.00	Baa1	188,968
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services,
	Series 2015A:
265	4.000%, 11/15/40	11/25 at 100.00	A+	276,618
1,000	5.000%, 11/15/44	11/25 at 100.00	A+	1,099,130
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services,
	Series 2018A:
1,500	4.000%, 11/15/48	11/28 at 100.00	A+	1,543,350
1,500	5.000%, 11/15/49	11/28 at 100.00	A+	1,687,125
710	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds,	12/20 at 100.00	N/R	634,314
	Refunding Series 2013A, 4.400%, 12/01/33

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds,
	Series 2013C:
$ 240	4.500%, 12/01/25	12/20 at 100.00	N/R	$ 237,067
190	4.750%, 12/01/27	12/20 at 100.00	N/R	185,581
160	5.000%, 12/01/28	12/20 at 100.00	N/R	158,010
310	5.400%, 12/01/33	12/20 at 100.00	N/R	306,165
915	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2018A,	5/28 at 100.00	AA	1,020,390
	4.000%, 11/15/48
30	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project,	6/20 at 100.00	AA–	30,069
	Series 2010A, 5.125%, 5/01/30
635	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series	5/26 at 100.00	AA–	683,812
	2016A, 4.000%, 5/01/37
	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series 2019:
500	5.000%, 5/01/48	5/29 at 100.00	AA–	582,320
750	4.000%, 5/01/49	5/29 at 100.00	AA–	807,787
4,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue	7/25 at 100.00	A	4,276,440
	Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 4.000%, 7/01/35
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds,
	Fairview Health Services, Series 2017A:
245	4.000%, 11/15/36	11/27 at 100.00	A+	256,775
240	4.000%, 11/15/37	11/27 at 100.00	A+	250,810
2,170	4.000%, 11/15/43	11/27 at 100.00	A+	2,238,463
1,000	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp	6/20 at 100.00	N/R	1,000,490
	Project, Series 2007-1, 5.000%, 8/01/36
	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional
	Medical Center, Refunding Series 2014:
765	4.000%, 9/01/31	9/24 at 100.00	A	813,685
630	5.000%, 9/01/34	9/24 at 100.00	A	689,648
26,130	Total Health Care			28,031,738
	Housing/Multifamily – 4.5% (2.8% of Total Investments)
1,700	Coon Rapids, Minnesota, Multifamily Housing Revenue Bonds, Tralee Terrace Apartments	6/20 at 100.00	Aaa	1,704,182
	Project, Series 2010, 4.500%, 6/01/26
	Minnesota Housing Finance Agency, Rental Housing Revenue Bonds, Series 2011:
355	5.050%, 8/01/31	8/21 at 100.00	AA+	368,746
1,700	5.450%, 8/01/41	8/21 at 100.00	AA+	1,760,758
3,755	Total Housing/Multifamily			3,833,686
	Housing/Single Family – 0.9% (0.6% of Total Investments)
13	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue	6/20 at 100.00	AA+	13,023
	Bonds, City Living Series 2006A-4, 5.000%, 11/01/38 (AMT)
120	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed	7/21 at 100.00	Aaa	124,007
	Securities Program, Series 2011D, 4.700%, 1/01/31
55	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2013C,	1/23 at 100.00	AA+	57,161
	3.900%, 7/01/43
35	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2014C,	7/24 at 100.00	AA+	37,446
	3.500%, 1/01/32
100	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2015F,	7/25 at 100.00	AA+	110,282
	3.300%, 7/01/29
295	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017A,	1/27 at 100.00	AA+	300,466
	3.200%, 7/01/30 (AMT)
145	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2018A,	7/27 at 100.00	AA+	161,804
	3.625%, 7/01/32 (AMT)
763	Total Housing/Single Family			804,189

NMS	Nuveen Minnesota Quality Municipal Income Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 2.4% (1.5% of Total Investments)
	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond
	Fund Series 2013-1:
$ 1,400	4.500%, 6/01/33	6/21 at 100.00	A+	$ 1,443,540
600	4.750%, 6/01/39	6/21 at 100.00	A+	619,566
2,000	Total Industrials			2,063,106
	Long-Term Care – 12.1% (7.6% of Total Investments)
805	Anoka, Minnesota, Health Care and Housing Facility Revenue Bonds, The Homestead at	11/24 at 100.00	N/R	738,233
	Anoka, Inc Project, Series 2014, 5.125%, 11/01/49
380	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford	11/24 at 100.00	Baa1	389,466
	Foundation Project, Series 2014, 4.000%, 11/01/39
875	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc,	6/20 at 100.00	N/R	833,455
	Refunding Series 2013, 5.200%, 3/01/43
	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc,
	Refunding Series 2015:
175	5.250%, 1/01/40	1/23 at 100.00	N/R	141,815
850	5.250%, 1/01/46	1/23 at 100.00	N/R	661,521
500	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds,	8/22 at 100.00	N/R	482,375
	Walker Highview Hills LLC Project, Refunding Series 2016A, 5.000%, 8/01/51, 144A
1,350	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding	11/22 at 100.00	N/R	1,235,156
	Series 2012, 4.750%, 11/15/28
750	Minneapolis, Minnesota, Senior Housing and Healthcare Revenue Bonds, Ecumen ? Abiitan	5/23 at 100.00	N/R	683,430
	Mill City Project, Series 2015, 5.250%, 11/01/45
500	Rochester, Minnesota, Health Care and Housing Revenue Bonds, Samaritan Bethany, Inc	8/25 at 100.00	N/R	460,350
	Project, Refunding Series 2017A, 5.000%, 8/01/48
215	Saint Joseph, Minnesota, Senior Housing and Healthcare Revenue Bonds, Woodcrest of	7/24 at 102.00	N/R	183,937
	Country Manor Project, Series 2019 A, 5.000%, 7/01/55
1,300	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview	6/26 at 100.00	N/R	1,125,306
	Home Project, Series 2016B, 4.900%, 6/01/49
500	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care	5/23 at 100.00	N/R	421,505
	Revenue Bonds, Episcopal Homes Project, Series 2013, 5.125%, 5/01/48
1,044	Saint Paul Housing and Redevelopment Authority, Minnesota, Nursing Home Revenue Bonds,	10/20 at 100.00	N/R	1,025,898
	Episcopal Homes of Minnesota, Series 2006, 5.630%, 10/01/33
100	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health	11/20 at 100.00	N/R	96,265
	Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 5.150%, 11/01/42
	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian
	Homes Bloomington Project, Refunding Series 2017:
500	4.125%, 9/01/34	9/24 at 100.00	N/R	497,575
350	4.125%, 9/01/35	9/24 at 100.00	N/R	344,337
585	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd	1/23 at 100.00	N/R	530,537
	Lutheran Home, Refunding Series 2013, 5.125%, 1/01/39
500	Wayzata, Minnesota Senior Housing Revenue Bonds, Folkestone Senior Living Community,	8/24 at 102.00	N/R	503,390
	Refunding Series 2019, 5.000%, 8/01/49
11,279	Total Long-Term Care			10,354,551
	Materials – 2.8% (1.8% of Total Investments)
2,650	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint	10/22 at 100.00	BBB–	2,431,110
	Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (AMT), 144A
	Tax Obligation/General – 30.3% (19.1% of Total Investments)
1,000	Bloomington Independent School District 271, Hennepin County, Minnesota, General	2/27 at 100.00	AAA	1,134,090
	Obligation Bonds, Facilities Maintenance, Series 2017A, 4.000%, 2/01/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Brainerd Independent School District 181, Crow Wing County, Minnesota, General
	Obligation Bonds, Facilities Maintenance Series 2018D:
$ 1,015	4.000%, 2/01/38	2/27 at 100.00	AAA	$ 1,156,552
1,055	4.000%, 2/01/39	2/27 at 100.00	AAA	1,199,282
	Brainerd Independent School District 181, Crow Wing County, Minnesota, General
	Obligation Bonds, School Building Series 2018A:
500	4.000%, 2/01/38	2/27 at 100.00	AAA	569,730
1,000	4.000%, 2/01/42	2/27 at 100.00	AAA	1,130,060
1,020	Brooklyn Center Independent School District 286, Minnesota, General Obligation Bonds,	2/27 at 100.00	Aa2	1,133,230
	Series 2018A, 4.000%, 2/01/43
300	Circle Pines Independent School District 12, Centennial, Minnesota, General Obligation	2/25 at 67.23	AAA	185,091
	Bonds, School Building Series 2015A, 0.000%, 2/01/35
1,000	Cloquet Independent School District 94, Carlton and Sant Louis Counties, Minnesota,	2/25 at 100.00	Aa2	1,089,250
	General Obligation Bonds, School Building Series 2015B, 4.000%, 2/01/36
500	Forest Lake, Washington County, Minnesota, General Obligation Bonds, Series 2019A,	2/29 at 100.00	AA+	610,385
	4.000%, 2/01/32
	Hermantown Independent School District 700, Minnesota, General Obligation Bonds, School
	Building Series 2015A:
940	0.000%, 2/01/37	2/24 at 56.07	Aa2	495,502
1,075	0.000%, 2/01/38	2/24 at 53.49	Aa2	539,929
2,000	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds,	2/27 at 100.00	AAA	2,257,440
	School Building Series 2018A, 4.000%, 2/01/42
345	Lake Crystal, Minnesota, General Obligation Bonds, Series 2019A, 3.000%, 12/15/33	12/27 at 100.00	AA	374,739
1,500	Mankato Independent School District 77, Minnesota, General Obligation Bonds, School	2/24 at 100.00	AAA	1,670,700
	Building Series 2014A, 4.000%, 2/01/30
500	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation	2/28 at 100.00	AAA	585,575
	Bonds, Long-Term Facilities Maintenance Series 2017B, 4.000%, 2/01/36
1,345	Minneapolis, Minnesota, General Obligation Bonds, Improvement & Various Purpose Series	12/26 at 100.00	AAA	1,539,783
	2018, 4.000%, 12/01/40
600	Moorhead Independent School District 152, Clay County, Minnesota, General Obligation	2/28 at 100.00	Aa2	637,608
	Bonds, School Building Series 2020A, 3.000%, 2/01/43
1,000	Richfield Independent School District 280, Hennepin County, Minnesota, General	2/27 at 100.00	AAA	1,127,410
	Obligation Bonds, School Buildings Series 2018A, 4.000%, 2/01/40
1,000	Roseville Independent School District 623, Ramsey County, Minnesota, General Obligation	2/27 at 100.00	Aa2	1,133,000
	Bonds, Series 1994, 4.000%, 2/01/37
1,000	Saint James Independent School District 840, Minnesota, General Obligation Bonds, School	2/26 at 100.00	AAA	1,110,570
	Building Series 2015B, 4.000%, 2/01/45
1,000	Sartell Independent School District 748, Stearns County, Minnesota, General Obligation	2/25 at 62.98	Aa2	577,150
	Bonds, School Building Capital Appreciation Series 2016B, 0.000%, 2/01/39
1,500	Sibley East Independent School District 2310, Sibley, Minnesota, General Obligation	2/25 at 100.00	Aa2	1,645,455
	Bonds, School Building Series 2015A, 4.000%, 2/01/40
305	Sleepy Eye, Minnesota, General Obligation Bonds, Improvement Series 2020B, 4.000%,	No Opt. Call	AA	367,687
	2/01/28 (WI/DD, Settling 6/24/20)
1,970	Wayzata Independent School District 284, Hennepin County, Minnesota, General Obligation	2/23 at 100.00	AAA	2,084,260
	Bonds, School Building Series 2014A, 3.500%, 2/01/31
500	West Saint Paul-Mendota Heights-Eagan Independent School District 197, Dakota County,	2/27 at 100.00	AAA	569,390
	Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/39
1,000	White Bear Lake Independent School District 624, Ramsey County, Minnesota, General	2/28 at 100.00	AAA	1,064,720
	Obligation Bonds, School Building Series 2020A, 3.000%, 2/01/42
24,970	Total Tax Obligation/General			25,988,588

NMS	Nuveen Minnesota Quality Municipal Income Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 14.8% (9.3% of Total Investments)
$ 1,000	Anoka-Hennepin Independent School District 11, Minnesota, Certificates of Participation,	2/23 at 100.00	A+	$ 1,045,290
	Series 2015A, 4.000%, 2/01/41
1,600	Duluth Independent School District 709, Minnesota, Certificates of Participation,	2/22 at 77.70	Aa2	1,197,328
	Capital Appreciation Series 2012A, 0.000%, 2/01/28 – AGM Insured
125	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Refunding	3/23 at 100.00	N/R	122,824
	Series 2015, 4.000%, 3/01/30
500	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Ivy Tower Project, Series 2015,	3/24 at 100.00	N/R	500,690
	5.000%, 3/01/29
375	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/25 at 100.00	AA+	415,579
	Series 2016C, 4.000%, 8/01/35
200	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/27 at 100.00	AA+	229,214
	Series 2017A, 4.000%, 8/01/35
500	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/28 at 100.00	AA+	566,955
	Series 2018D, 4.000%, 8/01/39
2,230	Minnesota Housing Finance Agency, Nonprofit Housing Bonds, State Appropriation Series	8/21 at 100.00	AA+	2,347,766
	2011, 5.000%, 8/01/31
750	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota,	2/25 at 100.00	A2	808,762
	Certificates of Participation, Series 2015B, 4.000%, 2/01/42
1,000	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota,	2/25 at 100.00	A2	1,069,410
	Certificates of Participation, Series 2015A, 3.750%, 2/01/36
	Saint Cloud Independent School District 742, Stearns County, Minnesota, Certificates of
	Participation, Saint Cloud Area Public Schools, Series 2017A:
145	5.000%, 2/01/32	2/25 at 100.00	A1	170,926
500	4.000%, 2/01/38	2/25 at 100.00	A1	542,410
	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue
	Bonds, 2700 University at Westgate Station, Series 2015B:
455	4.875%, 4/01/30	4/23 at 100.00	N/R	461,393
895	5.250%, 4/01/43	4/23 at 100.00	N/R	895,626
1,150	Saint Paul Independent School District 625, Ramsey County, Minnesota, Certificates of	2/29 at 100.00	AAA	1,411,234
	Participation, Series 2019B, 4.000%, 2/01/31
800	Saint Paul, Minnesota, Sales Tax Revenue Bonds, Series 2014G, 3.750%, 11/01/33	11/24 at 100.00	A+	863,504
12,225	Total Tax Obligation/Limited			12,648,911
	Transportation – 3.9% (2.4% of Total Investments)
500	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,	7/29 at 100.00	A+	595,190
	Refunding Subordinate Lien Series 2019A, 5.000%, 1/01/44
750	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,	7/29 at 100.00	A+	872,175
	Refunding Subordinate Lien Series 2019B, 5.000%, 1/01/49 (AMT)
1,600	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,	1/27 at 100.00	AA–	1,830,432
	Senior Lien Series 2016C, 5.000%, 1/01/46
2,850	Total Transportation			3,297,797
	U.S. Guaranteed – 6.2% (3.9% of Total Investments) (4)
580	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds,	11/25 at 100.00	N/R	723,051
	HealthEast Inc, Series 2015A, 5.000%, 11/15/44 (Pre-refunded 11/15/25)
2,000	University of Minnesota, General Revenue Bonds, Series 2011A, 5.250%, 12/01/29	12/20 at 100.00	Aa1	2,049,360
	(Pre-refunded 12/01/20)
	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds,
	Series 2014A:
1,000	4.000%, 1/01/40 (Pre-refunded 1/01/24)	1/24 at 100.00	Aa3	1,130,910
1,200	5.000%, 1/01/46 (Pre-refunded 1/01/24)	1/24 at 100.00	Aa3	1,399,776
4,780	Total U.S. Guaranteed			5,303,097

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 14.2% (9.0% of Total Investments)
$ 500	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A,	10/24 at 100.00	A1	$ 551,455
	4.000%, 10/01/33
965	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2016, 5.000%, 10/01/35	10/26 at 100.00	A1	1,181,575
1,200	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A,	12/26 at 100.00	Aa3	1,436,976
	5.000%, 12/01/47
500	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2017-3,	10/27 at 100.00	A–	562,030
	4.000%, 10/01/42
	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds,
	Series 994A:
1,100	0.000%, 1/01/23 – NPFG Insured	No Opt. Call	A+	1,079,815
3,070	0.000%, 1/01/24 – NPFG Insured	No Opt. Call	A+	2,980,540
100	0.000%, 1/01/26 – NPFG Insured	No Opt. Call	A+	93,666
3,500	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Series	7/28 at 100.00	Aa3	4,317,320
	2018A, 5.000%, 1/01/49
10,935	Total Utilities			12,203,377
	Water and Sewer – 0.6% (0.4% of Total Investments)
415	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/26 at 100.00	A–	443,797
	2016, 5.000%, 1/01/46
30	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/30 at 100.00	A–	33,231
	2020A, 5.000%, 1/01/50
445	Total Water and Sewer			477,028
$ 128,012	Total Long-Term Investments (cost $127,503,581)			133,222,440

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 3.1% (1.9% of Total Investments)
	MUNICIPAL BONDS – 3.1% (1.9% of Total Investments)
	Health Care – 3.1% (1.9% of Total Investments)
$ 1,100	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Variable Rate Demand Obligation,	7/20 at 100.00	A-1+	$ 1,100,000
	Mayo Clinic Series 2008B, 0.120%, 11/15/38 (5)
940	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Variable Rate Demand Obligation,	7/20 at 100.00	A-1+	940,000
	Mayo Clinic, Series 2011, 0.120%, 11/15/38 (5)
575	Minneapolis, Minnesota, Health Care System Revenue Bonds, Variable Rate Demand Obligation,	7/20 at 100.00	A-1	575,000
	Fairview Health Services, Series 2018C, 0.060%, 11/15/48 (5)
$ 2,615	Total Short-Term Investments (cost $2,615,000)			2,615,000
	Total Investments (cost $130,118,581) – 158.6%			135,837,440
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (61.6)% (6)			(52,755,713)
	Other Assets Less Liabilities – 3.0%			2,562,211
	Net Asset Applicable to Common Shares – 100%			$ 85,643,938

NMS	Nuveen Minnesota Quality Municipal Income Fund Portfolio of Investments (continued) May 31, 2020

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 38.8%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NOM	Nuveen Missouri Quality Municipal Income Fund Portfolio of Investments May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 156.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 156.3% (100.0% of Total Investments)
	Consumer Staples – 4.3% (2.8% of Total Investments)
$ 1,055	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and	No Opt. Call	AA–	$ 1,389,984
	Gamble Inc, Series 1999, 5.200%, 3/15/29 (AMT)
	Education and Civic Organizations – 16.0% (10.3% of Total Investments)
300	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2014A,	11/24 at 100.00	AA+	342,282
	4.000%, 11/01/33
410	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	6/23 at 100.00	A1	457,658
	Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/33
750	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	776,317
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43
600	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/22 at 100.00	BBB–	613,806
	Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33
725	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/23 at 100.00	A+	816,604
	Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis	10/25 at 100.00	AA–	1,095,820
	University, Series 2015A, 4.000%, 10/01/42
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis	4/29 at 100.00	AA–	594,500
	University, Series 2019A, 5.000%, 10/01/46
115	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University,	4/27 at 100.00	Baa1	105,445
	Refunding Series 2017, 4.000%, 4/01/34
210	Missouri Southern State University, Auxiliary Enterprise System Revenue Bonds, Series	10/29 at 100.00	AA	227,632
	2019A, 4.000%, 10/01/39 – AGM Insured
100	Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds,	10/23 at 100.00	N/R	96,001
	Missouri Valley College, Series 2017, 4.500%, 10/01/40
4,710	Total Education and Civic Organizations			5,126,065
	Health Care – 35.7% (22.8% of Total Investments)
300	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series	8/26 at 100.00	BBB–	328,863
	2016, 5.000%, 8/01/30
400	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities	3/27 at 100.00	BBB–	426,068
	Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/36
	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds,
	Hannibal Regional Healthcare System, Series 2017:
310	5.000%, 10/01/42	10/27 at 100.00	A–	347,684
250	5.000%, 10/01/47	10/27 at 100.00	A–	276,920
315	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds,	2/24 at 100.00	A	345,394
	Freeman Health System, Series 2015, 5.000%, 2/15/35
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	1/25 at 100.00	AA	535,680
	BJC Health System, Series 2015A, 4.000%, 1/01/45
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	7/26 at 100.00	AA	553,490
	BJC Health System, Variable Rate Demand Obligation Series 2013C, 4.000%, 1/01/50 (Mandatory
	Put 1/01/46)
750	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	1/28 at 100.00	AA	828,578
	BJC Health System, Series 2018D, 4.000%, 1/01/58 (Mandatory Put 1/01/48) (UB) (4)
540	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/20 at 100.00	Baa2	547,641
	Capital Region Medical Center, Series 2011, 5.000%, 11/01/27

NOM	Nuveen Missouri Quality Municipal Income Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,730	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	$ 1,851,792
	CoxHealth, Series 2013A, 5.000%, 11/15/44
415	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/25 at 100.00	A2	472,502
	CoxHealth, Series 2015A, 5.000%, 11/15/32
150	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	5/29 at 100.00	A2	175,561
	CoxHealth, Series 2019A, 5.000%, 11/15/37
335	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	2/22 at 100.00	AA–	350,125
	Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/37
290	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/22 at 100.00	AA–	300,396
	Mercy Health, Series 2012, 4.000%, 11/15/42
550	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/24 at 100.00	AA–	590,309
	Mercy Health, Series 2014F, 4.250%, 11/15/48
515	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/27 at 100.00	AA–	604,584
	Mercy Health, Series 2017C, 5.000%, 11/15/47
2,000	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds,	11/20 at 100.00	A+	2,028,800
	Saint Luke’s Health System, Series 2010A, 5.000%, 11/15/30
350	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children’s Mercy	5/25 at 102.00	A+	374,853
	Hospital, Series 2017A, 4.000%, 5/15/48
500	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue	11/25 at 100.00	N/R	483,610
	Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016, 5.000%, 11/15/46
10,700	Total Health Care			11,422,850
	Housing/Single Family – 0.6% (0.4% of Total Investments)
165	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First	11/26 at 100.00	AA+	181,424
	Place Homeownership Loan Program, Series 2017A-2, 3.800%, 11/01/37
	Long-Term Care – 9.2% (5.9% of Total Investments)
190	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The	5/25 at 100.00	N/R	158,443
	Sarah Community Project, Refunding Series 2016, 4.000%, 5/01/33
100	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds,	5/27 at 100.00	BB	95,043
	Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/37
250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/21 at 100.00	BBB	253,837
	Services Projects, Series 2011, 6.000%, 2/01/41
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/24 at 100.00	BBB	483,140
	Services Projects, Series 2014A, 5.000%, 2/01/44
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior
	Services Projects, Series 2016A:
400	5.000%, 2/01/36	2/26 at 100.00	BBB	400,952
500	5.000%, 2/01/46	2/26 at 100.00	BBB	479,730
100	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/29 at 100.00	BBB	77,506
	Services Projects, Series 2019C, 4.000%, 2/01/48
	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship
	Village of Sunset Hills, Series 2012:
250	5.000%, 9/01/32	9/22 at 100.00	BB+	242,410
250	5.000%, 9/01/42	9/22 at 100.00	BB+	228,070
430	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	436,863
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
100	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint	12/25 at 100.00	N/R	86,202
	Andrew’s Resources for Seniors, Series 2015A, 5.125%, 12/01/45
3,070	Total Long-Term Care			2,942,196
	Tax Obligation/General – 23.6% (15.1% of Total Investments)
500	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation	3/22 at 100.00	A+	527,985
	Bonds, School Building Series 2012, 4.375%, 3/01/32

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds,
	Series 2018:
$ 1,000	4.000%, 3/01/34	3/26 at 100.00	AA	$ 1,133,500
335	4.000%, 3/01/36	3/26 at 100.00	AA	376,594
340	Clay County Reorganized School District R-II Smithville, Missouri, General Obligation	3/27 at 100.00	AA+	388,447
	Bonds, Refunding Series 2015, 4.000%, 3/01/36
500	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds,	3/24 at 100.00	AA+	554,320
	Refunding & Improvement Series 2015, 4.000%, 3/01/32
200	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds,	3/27 at 100.00	AA+	246,612
	Refunding & Improvement Series 2018, 5.000%, 3/01/36
500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation	3/21 at 100.00	AA–	517,450
	Bonds, School Building Series 2013A, 5.000%, 3/01/31
1,000	Joplin Schools, Missouri, General Obligation Bonds, Refunding, Direct Deposit Program	3/27 at 100.00	AA+	1,172,710
	Series 2017, 4.000%, 3/01/32
300	Kansas City, Missouri, General Obligation Bonds, Refunding & Improvement Series 2018A,	2/28 at 100.00	AA	353,751
	4.000%, 2/01/35
1,000	Valley Park Fire Protection District, Missouri, General Obligation Bonds, Series 2019,	3/27 at 100.00	AA	1,140,190
	4.000%, 3/01/39
1,000	Washington School District, Franklin County, Missouri, General Obligation Bonds,	3/27 at 100.00	AA+	1,152,900
	Missouri Direct Deposit Program, Series 2019, 4.000%, 3/01/35
6,675	Total Tax Obligation/General			7,564,459
	Tax Obligation/Limited – 26.5% (16.9% of Total Investments)
910	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit	10/22 at 100.00	AA+	1,006,251
	Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33
500	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit	10/29 at 100.00	AA+	561,255
	Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2019, 4.000%, 10/01/48
350	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project,	6/24 at 100.00	N/R	324,419
	Special Districts Refunding & Improvement Series 2015A, 4.750%, 6/01/30
145	Clay, Jackson & Platte Counties Consolidated Public Library District 3, Missouri,	3/26 at 100.00	Aa3	159,425
	Certificates of Participation, Mid-Continent Public Library Project, Series 2018,
	4.000%, 3/01/35
250	Conley Road Transportation District, Missouri, Transportation Sales Tax Revenue Bonds, Series	5/25 at 100.00	N/R	233,420
	2017, 5.125%, 5/01/41
350	Fenton Missouri Fire Protection District, Missouri, General Obligation Bonds, Series	3/27 at 100.00	AA+	399,066
	2019, 4.000%, 3/01/39
315	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project,	6/20 at 100.00	N/R	163,800
	Series 2006, 5.000%, 6/01/28 (5)
430	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	BB	435,590
	Howard Bend Levee District, St Louis County, Missouri, Levee District Improvement Bonds,
	Series 2013B:
250	4.875%, 3/01/33	3/23 at 100.00	BB+	241,123
200	5.000%, 3/01/38	3/23 at 100.00	BB+	190,484
485	Jackson County, Missouri, Special Obligation Bonds, Truman Medical Center Project,	12/21 at 100.00	Aa3	510,264
	Series 2011B, 4.350%, 12/01/23
300	Kansas City Industrial Development Authority, Missouri, Downtown Redevelopment District	9/21 at 100.00	AA–	317,274
	Revenue Bonds, Series 2011A, 5.000%, 9/01/32
125	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward	No Opt. Call	N/R	122,403
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016,
	4.250%, 4/01/26, 144A
325	Kansas City, Missouri, Special Obligation Bonds, Downtown Redevelopment District, Series	9/23 at 100.00	AA–	365,310
	2014C, 5.000%, 9/01/33

NOM	Nuveen Missouri Quality Municipal Income Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue
	Bonds, Convention Center Hotel Project – TIF Financing, Series 2018B:
$ 100	5.000%, 2/01/40, 144A	2/28 at 100.00	N/R	$ 100,505
100	5.000%, 2/01/50, 144A	2/28 at 100.00	N/R	99,686
245	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of	6/23 at 100.00	A	263,390
	Branson – Branson Landing Project, Series 2015A, 4.000%, 6/01/34
260	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Project, Series 2006,	6/20 at 100.00	N/R	243,958
	5.000%, 5/01/23
140	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax	5/21 at 100.00	N/R	141,438
	Increment and Improvement District Revenue Bonds, Series 2015, 5.000%, 5/01/30
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
200	4.550%, 7/01/40	7/28 at 100.00	N/R	198,252
409	0.000%, 7/01/46	7/28 at 41.38	N/R	106,189
170	5.000%, 7/01/58	7/28 at 100.00	N/R	170,554
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured COFINA Project Series 2019A-2:
252	4.329%, 7/01/40	7/28 at 100.00	N/R	242,550
9	4.784%, 7/01/58	7/28 at 100.00	N/R	8,745
50	Saint Charles County Industrial Development Authority, Missouri, Sales Tax Revenue	11/29 at 102.00	N/R	40,627
	Bonds, Wentzville Parkway Regional Community Improvement District Project, Series 2019B,
	4.250%, 11/01/49, 144A
250	Saint Louis County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds,	7/24 at 100.00	N/R	223,925
	Chesterfield Blue Valley Community Improvement District Project, Series 2014A, 5.250%,
	7/01/44, 144A
300	Saint Louis Municipal Library District, Missouri, Certificates of Participation,	3/30 at 100.00	AA	339,495
	Refunding Series 2020, 4.000%, 3/15/44 – BAM Insured
600	Springfield, Missouri, Special Obligation Bonds, Sewer System Improvements Project,	4/25 at 100.00	Aa2	659,472
	Series 2015, 4.000%, 4/01/35
450	The Industrial Development Authority of the City of Saint Louis, Missouri, Development	11/26 at 100.00	N/R	371,277
	Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47
215	Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds,	6/26 at 100.00	BBB	231,523
	Series 2017, 4.500%, 6/01/36
8,685	Total Tax Obligation/Limited			8,471,670
	Transportation – 1.1% (0.7% of Total Investments)
335	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.500%, 10/01/33 –	10/23 at 100.00	AA	361,626
	AGM Insured
	U.S. Guaranteed – 24.4% (15.6% of Total Investments) (6)
200	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds,	2/21 at 100.00	A	207,368
	Freeman Health System, Series 2011, 5.500%, 2/15/31 (Pre-refunded 2/15/21)
2,000	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds,	5/22 at 100.00	AAA	2,184,500
	Series 2012A, 5.000%, 5/01/42 (Pre-refunded 5/01/22)
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	12/21 at 100.00	A+	526,310
	Saint Luke’s Episcopal & Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25
	(Pre-refunded 12/01/21)
630	Missouri Health and Educational Facilities Authority, Revenue Bonds, AT Still University	10/21 at 100.00	A–	671,813
	of Health Sciences, Series 2011, 5.250%, 10/01/41 (Pre-refunded 10/01/21)
510	Missouri Health and Educational Facilities Authority, Revenue Bonds, AT Still University	10/23 at 100.00	A–	590,850
	of Health Sciences, Series 2014, 5.000%, 10/01/39 (Pre-refunded 10/01/23)
550	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington	11/21 at 100.00	AA+	588,280
	University, Series 2011B, 5.000%, 11/15/37 (Pre-refunded 11/15/21)
600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University,	4/21 at 100.00	Baa1	623,628
	Series 2011, 5.000%, 4/01/36 (Pre-refunded 4/01/21)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds,
	MoPEP Facilities, Series 2012:
$ 400	5.000%, 1/01/32 (Pre-refunded 1/01/21)	1/21 at 100.00	A2	$ 411,016
425	5.000%, 1/01/37 (Pre-refunded 1/01/21)	1/21 at 100.00	A2	436,704
100	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/22 at 100.00	N/R	110,470
	Village of Chesterfield, Series 2012, 5.000%, 9/01/42 (Pre-refunded 9/01/22)
920	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley	8/20 at 100.00	N/R	943,497
	Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)
500	St Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1993D,	No Opt. Call	AA+	502,100
	5.650%, 7/01/20 (AMT) (ETM)
7,335	Total U.S. Guaranteed			7,796,536
	Utilities – 4.8% (3.1% of Total Investments)
350	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum	1/25 at 100.00	A	409,804
	Point Project, Refunding Series 2014A, 5.000%, 1/01/32
500	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum	1/26 at 100.00	A	549,235
	Point Project, Refunding Series 2015A, 4.000%, 1/01/35
500	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds,	6/27 at 100.00	A2	586,925
	MoPEP Facilities, Series 2018, 5.000%, 12/01/43
1,350	Total Utilities			1,545,964
	Water and Sewer – 10.1% (6.4% of Total Investments)
250	Camden County Public Water Supply District 4, Missouri, Certificates of Participation,	1/25 at 100.00	A–	277,882
	Series 2017, 5.000%, 1/01/47
150	Franklin County Public Water Supply District 3, Missouri, Certificates of Participation,	12/24 at 100.00	A+	164,776
	Series 2017, 4.000%, 12/01/37
160	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A,	1/28 at 100.00	AA	188,440
	4.000%, 1/01/35
125	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds,	5/26 at 100.00	AAA	150,706
	Refunding & Improvement Series 2016C, 5.000%, 5/01/46
450	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds,	5/27 at 100.00	AAA	546,300
	Refunding & Improvement Series 2017A, 5.000%, 5/01/47
500	Missouri Environmental Improvement and Energy Resources Authority, Water Facility	1/25 at 100.00	Aa3	578,160
	Revenue Bonds, Tri-County Water Authority, Series 2015, 5.000%, 1/01/40
585	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/25 at 100.00	AA+	704,077
	Participation, Refunding Series 2016C, 5.000%, 12/01/32
550	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/25 at 100.00	AA+	608,283
	Participation, Series 2018, 4.000%, 12/01/39
2,770	Total Water and Sewer			3,218,624
$ 46,850	Total Long-Term Investments (cost $47,434,249)			50,021,398
	Floating Rate Obligations – (1.9)%			(600,000)
	MuniFund Preferred Shares, net of deferred offering cost – (55.5)% (7)			(17,779,188)
	Other Assets Less Liabilities – 1.1%			354,000
	Net Asset Applicable to Common Shares – 100%			$ 31,996,210

NOM	Nuveen Missouri Quality Municipal Income Fund Portfolio of Investments (continued) May 31, 2020

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 35.5%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

See accompanying notes to financial statements.

NPV	Nuveen Virginia Quality Municipal Income Fund Portfolio of Investments May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 155.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 155.0% (100.0% of Total Investments)
	Consumer Staples – 4.6% (3.0% of Total Investments)
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds,
	Series 2007A:
$ 545	5.250%, 6/01/32	6/20 at 100.00	N/R	$ 512,087
700	5.625%, 6/01/47	6/20 at 100.00	N/R	614,663
4,135	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	6/20 at 100.00	B–	4,116,020
	Bonds, Series 2007B1, 5.000%, 6/01/47
6,645	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed	6/21 at 100.00	B–	6,669,919
	Bonds, Series 2007B2, 5.200%, 6/01/46
75	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement	6/20 at 100.00	A3	75,105
	Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31
12,100	Total Consumer Staples			11,987,794
	Education and Civic Organizations – 12.3% (7.9% of Total Investments)
1,615	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue	1/22 at 100.00	A1	1,678,453
	Bonds, Episcopal High School, Series 2012, 3.750%, 1/01/30
	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue
	Bonds, Episcopal High School, Series 2017:
1,105	4.000%, 1/01/37	1/27 at 100.00	A1	1,249,070
565	4.000%, 1/01/40	1/27 at 100.00	A1	634,365
520	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College,	6/20 at 100.00	BB–	509,590
	Series 2006, 5.000%, 9/01/26
1,000	Industrial Development Authority of the City of Lexington, Virginia, Washington and Lee	1/28 at 100.00	AA	1,242,010
	University, Educational Facility Revenue Bonds, Refunding Series 2018A, 5.000%, 1/01/43
500	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech	6/27 at 100.00	Aa2	577,115
	Foundation, Refunding Series 2017A, 4.000%, 6/01/36
	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech
	Foundation, Refunding Series 2019A:
500	4.000%, 6/01/37	6/29 at 100.00	Aa2	594,960
905	4.000%, 6/01/39	6/29 at 100.00	Aa2	1,070,144
750	Roanoke Economic Development Authority, Virginia, Educational Facilities Revenue Bonds,	9/28 at 100.00	BBB+	791,543
	Lynchburg College, Series 2018A, 5.000%, 9/01/43
2,500	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds,	4/25 at 100.00	AAA	2,896,925
	Green Series 2015A-2, 5.000%, 4/01/45
	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds,
	Refunding Series 2017A:
9,000	5.000%, 4/01/42 (UB) (4)	4/27 at 100.00	AAA	11,013,660
1,515	5.000%, 4/01/42	4/27 at 100.00	AAA	1,853,966
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount	7/25 at 100.00	BB+	899,770
	University Project, Green Series 2015B, 5.000%, 7/01/45, 144A
	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount
	University Project, Refunding Series 2015A:
1,500	5.000%, 7/01/35, 144A	7/25 at 100.00	BB+	1,429,650
4,000	5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	3,599,080
80	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington	No Opt. Call	AA	82,329
	and Lee University, Series 2001, 5.375%, 1/01/21
1,460	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington	1/25 at 100.00	AA	1,659,743
	and Lee University, Series 2015A, 5.000%, 1/01/40
28,515	Total Education and Civic Organizations			31,782,373

NPV	Nuveen Virginia Quality Municipal Income Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 24.3% (15.6% of Total Investments)
$ 5,000	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue	7/20 at 100.00	AA–	$ 5,012,300
	Bonds, Virginia Hospital Center Arlington Health System, Refunding Series 2010, 5.000%, 7/01/31
	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue
	Bonds, Virginia Hospital Center, Series 2020:
2,000	4.000%, 7/01/39	7/30 at 100.00	AA–	2,199,020
225	4.000%, 7/01/40	7/30 at 100.00	AA–	246,013
1,055	4.000%, 7/01/45	7/30 at 100.00	AA–	1,142,523
1,000	Chesapeake Hospital Authority, Virginia, Hospital Facility Revenue Bonds, Chesapeake	7/29 at 100.00	A	1,040,430
	Regional Medical Center, Series 2019, 4.000%, 7/01/39
1,920	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	1,966,195
	Series 2019A-1, 4.000%, 8/01/44
1,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds,	5/22 at 100.00	AA+	1,057,190
	Inova Health System, Series 2012A, 5.000%, 5/15/40
2,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds,	5/28 at 100.00	AA+	2,231,640
	Inova Health System, Series 2018A, 4.000%, 5/15/48
4,950	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding	No Opt. Call	AA+	5,320,606
	Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23
2,500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue	No Opt. Call	A3	2,800,350
	Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/23
1,000	Front Royal and Warren County Industrial Development Authority, Virginia, Hospital	1/25 at 103.00	A+	1,071,400
	Revenue Bonds, Valley Health System Obligated Group, Series 2018, 4.000%, 1/01/50
3,500	Industrial Development Authority of the City of Newport News, Virginia, Health System	7/25 at 100.00	N/R	3,828,335
	Revenue Bonds, Riverside Health System, Series 2015A, 5.330%, 7/01/45, 144A
	Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra
	Health Obligated Group, Refunding Series 2017A:
195	5.000%, 1/01/31	1/27 at 100.00	A	229,577
2,000	5.000%, 1/01/47	1/27 at 100.00	A	2,253,360
1,000	Norfolk Economic Development Authority, Virginia, Hospital Facility Revenue Bonds,	11/28 at 100.00	AA	1,121,270
	Sentara Healthcare Systems, Refunding Series 2018B, 4.000%, 11/01/48
3,155	Prince William County Industrial Development Authority, Virginia, Health Care Facilities	11/22 at 100.00	AA–	3,352,187
	Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B,
	5.000%, 11/01/46
2,000	Roanoke Economic Development Authority, Virginia, Hospital Revenue Bonds, Carilion	7/30 at 100.00	AA–	2,191,740
	Clinic Obligated Group, Series 2020A, 4.000%, 7/01/51
	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue
	Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016:
1,000	5.000%, 6/15/32	6/26 at 100.00	A3	1,154,640
1,440	5.000%, 6/15/35	6/26 at 100.00	A3	1,645,862
1,360	4.000%, 6/15/37	6/26 at 100.00	A3	1,466,107
3,200	Virginia Commonwealth University Health System Authority, General Revenue Bonds, Series	7/27 at 100.00	AA–	3,757,056
	2017B, 5.000%, 7/01/46
3,415	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Bon	6/30 at 100.00	AA–	3,742,908
	Secours Mercy Health, Inc, Series 2020A, 4.000%, 12/01/49
	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara
	Healthcare, Refunding Series 2020:
1,000	4.000%, 11/01/38	11/29 at 100.00	AA	1,121,360
1,150	4.000%, 11/01/39	11/29 at 100.00	AA	1,286,183
2,700	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	2,764,962
	2019A-1, 4.000%, 8/01/44
2,335	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley	1/24 at 100.00	A+	2,523,761
	Health System Obligated Group, Refunding Series 2014A, 5.000%, 1/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley
	Health System Obligated Group, Refunding Series 2015:
$ 1,500	5.000%, 1/01/33	1/26 at 100.00	A+	$ 1,732,725
1,000	5.000%, 1/01/35	1/26 at 100.00	A+	1,148,560
2,000	4.000%, 1/01/37	1/26 at 100.00	A+	2,179,960
1,215	5.000%, 1/01/44	1/26 at 100.00	A+	1,364,251
57,815	Total Health Care			62,952,471
	Housing/Multifamily – 6.2% (4.0% of Total Investments)
1,000	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue	1/27 at 100.00	N/R	1,000,490
	Bonds, American Tobacco Apartments, Series 2017, 5.550%, 1/01/37, 144A
1,000	Virginia Housing Development Authority, Rental Housing Bonds, Series 2012A,	3/21 at 100.00	AA+	1,014,320
	3.625%, 3/01/32
	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015A:
1,000	3.500%, 3/01/35	3/24 at 100.00	AA+	1,057,960
1,000	3.625%, 3/01/39	3/24 at 100.00	AA+	1,044,170
900	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015C,	8/24 at 100.00	AA+	957,483
	4.000%, 8/01/45
2,750	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015E,	12/24 at 100.00	AA+	2,938,732
	3.750%, 12/01/40
1,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2016B,	5/25 at 100.00	AA+	1,593,465
	3.350%, 5/01/36
1,700	Virginia Housing Development Authority, Rental Housing Bonds, Series 2017A,	3/26 at 100.00	AA+	1,834,368
	3.875%, 3/01/47
3,000	Virginia Housing Development Authority, Rental Housing Bonds, Series 2019A,	3/28 at 100.00	AA+	3,304,230
	3.800%, 9/01/44
1,310	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue	6/20 at 100.00	AA+	1,313,773
	Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51
15,160	Total Housing/Multifamily			16,058,991
	Long-Term Care – 6.6% (4.3% of Total Investments)
900	Alexandria Industrial Development Authority, Virginia, Residential Care Facilities	10/25 at 100.00	BBB+	908,316
	Mortgage Revenue Bonds, Goodwin House Incorporated, Series 2015, 5.000%, 10/01/50
	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities
	Mortgage Revenue Bonds, Goodwin House, Inc, Series 2016A:
1,965	5.000%, 10/01/42	10/24 at 102.00	BBB+	2,000,056
700	4.000%, 10/01/42	10/24 at 102.00	BBB+	621,985
1,000	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities	12/23 at 100.00	BBB+	982,400
	Revenue Bonds, Vinson Hall LLC, Series 2013A, 5.000%, 12/01/47
875	Henrico County Economic Development Authority, Virginia, Residential Care Facility	10/20 at 100.00	N/R	871,981
	Revenue Bonds, Westminster Canterbury of Richmond, Refunding Series 2015, 4.000%, 10/01/35
1,000	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue	1/25 at 102.00	BBB–	846,890
	Bonds, Kendal at Lexington Retirement Community Inc, Refunding Series 2016, 4.000%, 1/01/37
1,250	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue	1/23 at 103.00	BBB–	1,183,788
	Bonds, Kendal at Lexington Retirement Community Inc, Refunding Series 2017A, 5.000%, 1/01/48
	Norfolk Redevelopment and Housing Authority, Virginia, Fort Norfolk Retirement
	Community, Inc, Harbor’s Edge Project, Series 2019A:
1,325	5.000%, 1/01/49	1/24 at 104.00	N/R	1,261,148
2,000	5.250%, 1/01/54	1/24 at 104.00	N/R	1,975,020
	Prince William County Industrial Development Authority, Virginia, Residential Care
	Facility Revenue Bonds, Westminster at Lake Ridge, Refunding Series 2016:
670	5.000%, 1/01/37	1/25 at 102.00	BBB	677,457
2,000	5.000%, 1/01/46	1/25 at 102.00	BBB	1,977,140

NPV	Nuveen Virginia Quality Municipal Income Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 1,000	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage	12/22 at 100.00	N/R	$ 945,070
	Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012,
	4.625%, 12/01/27
	Suffolk Economic Development Authority, Virginia, Retirement Facilities First Mortgage
	Revenue Bonds, Lake Prince Center, Inc/United Church Homes and Services Obligated Group,
	Refunding Series 2016:
1,000	5.000%, 9/01/26	9/24 at 102.00	N/R	1,005,250
1,920	5.000%, 9/01/31	9/24 at 102.00	N/R	1,895,482
17,605	Total Long-Term Care			17,151,983
	Tax Obligation/General – 1.4% (0.9% of Total Investments)
2,035	Arlington County, Virginia, General Obligation Bonds, Refunding Series 2014B,	No Opt. Call	AAA	2,252,175
	5.000%, 8/15/22
830	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010,	7/20 at 100.00	Aa1	834,773
	5.000%, 7/15/25
380	Richmond, Virginia, General Obligation Bonds, Refunding & Public Improvement Series	No Opt. Call	AA+	551,410
	2017D, 5.000%, 3/01/33
3,245	Total Tax Obligation/General			3,638,358
	Tax Obligation/Limited – 32.9% (21.2% of Total Investments)
	Arlington County Industrial Development Authority, Virginia, Revenue Bonds, Refunding
	County Projects, Series 2017:
1,730	5.000%, 2/15/35	8/27 at 100.00	Aa1	2,171,755
1,340	5.000%, 2/15/37	8/27 at 100.00	Aa1	1,665,258
	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds,
	Golf Course Project, Series 2005A:
365	5.250%, 7/15/25 – ACA Insured	6/20 at 100.00	N/R	336,431
520	5.500%, 7/15/35 – ACA Insured	6/20 at 100.00	N/R	416,624
1,150	Dulles Town Center Community Development Authority, Loudon County, Virginia Special	3/22 at 100.00	N/R	1,126,391
	Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 4.250%, 3/01/26
100	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds,	3/25 at 100.00	N/R	93,044
	Series 2015, 5.600%, 3/01/45, 144A
1,000	Fairfax County Economic Development Authority, Virginia, County Facilities Revenue	10/27 at 100.00	AA+	1,268,750
	Bonds, Refunding Series 2017B, 5.000%, 10/01/33
1,500	Fairfax County Economic Development Authority, Virginia, Revenue Bonds, Metrorail	4/27 at 100.00	AA+	1,815,045
	Parking System Project, Series 2017, 5.000%, 4/01/42
4,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	4,207,840
	5.000%, 11/15/34
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,020	5.000%, 1/01/31	1/22 at 100.00	BB	1,039,196
500	5.250%, 1/01/36	1/22 at 100.00	BB	509,840
1,000	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A,	12/26 at 100.00	BB	1,060,580
	5.000%, 12/01/34
	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads
	Transportation Fund Revenue Bonds, Senior Lien Series 2018A:
4,000	5.000%, 7/01/48 (UB) (4)	1/28 at 100.00	AA+	4,927,400
2,000	5.000%, 7/01/52	1/28 at 100.00	AA+	2,455,340
13,000	5.000%, 7/01/52 (UB) (4)	1/28 at 100.00	AA+	15,959,710
1,000	5.500%, 7/01/57	1/28 at 100.00	AA+	1,260,630
965	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment	3/25 at 100.00	N/R	916,605
	Bonds, Series 2015, 5.000%, 3/01/35, 144A
	Peninsula Town Center Community Development Authority, Virginia, Special Obligation
	Bonds, Refunding Series 2018:
360	4.500%, 9/01/28, 144A	9/27 at 100.00	N/R	355,100
3,000	5.000%, 9/01/45, 144A	9/27 at 100.00	N/R	2,990,820

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 645	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	$ 709,990
	5.500%, 7/01/29 – AMBAC Insured
5,875	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Refunding	No Opt. Call	C	4,042,823
	Series 2005C, 0.000%, 7/01/28 – AMBAC Insured
5,085	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A,	No Opt. Call	C	3,320,556
	0.000%, 7/01/29 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured
	2018A-1:
57	0.000%, 7/01/24	No Opt. Call	N/R	50,200
96	0.000%, 7/01/27	No Opt. Call	N/R	75,826
94	0.000%, 7/01/29	7/28 at 98.64	N/R	68,111
121	0.000%, 7/01/31	7/28 at 91.88	N/R	79,646
136	0.000%, 7/01/33	7/28 at 86.06	N/R	81,660
1,173	4.500%, 7/01/34	7/25 at 100.00	N/R	1,186,478
3,609	0.000%, 7/01/51	7/28 at 30.01	N/R	684,627
6,310	5.000%, 7/01/58	7/28 at 100.00	N/R	6,330,571
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured COFINA Project Series 2019A-2:
50	4.329%, 7/01/40	7/28 at 100.00	N/R	48,125
4	4.536%, 7/01/53	7/28 at 100.00	N/R	3,763
62	4.784%, 7/01/58	7/28 at 100.00	N/R	60,241
760	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding	No Opt. Call	Baa2	777,708
	Series 2007CC, 5.500%, 7/01/28 – NPFG Insured
1,500	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note	9/25 at 100.00	A	1,672,290
	Revenue Bonds, Series 2015, 5.000%, 9/01/33, 144A
2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital	10/24 at 100.00	AA	2,522,957
	Series 2014A, 5.000%, 10/01/34 – AGM Insured, 144A
1,380	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior	No Opt. Call	AA	1,507,705
	Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured
1,665	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior	No Opt. Call	AA	1,819,079
	Lien, Series 2013A, 5.000%, 10/01/24 – AGM Insured
1,725	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	1,870,124
	2012A, 5.000%, 10/01/32 – AGM Insured
3,500	Virginia Commonwealth Transportation Board, Federal Transportation Grant Anticipation	9/26 at 100.00	AA+	4,396,420
	Revenue Notes, Series 2016, 5.000%, 9/15/30
2,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2019B,	8/29 at 100.00	AA+	2,397,720
	4.000%, 8/01/38 (AMT)
2,000	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2015A,	8/25 at 100.00	AA+	2,456,760
	5.000%, 8/01/26
35	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program,	11/22 at 100.00	AAA	37,973
	Series 2012A, 5.000%, 11/01/42
120	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue	4/28 at 112.76	N/R	122,480
	Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A, 8.375%,
	4/01/41, 144A
1,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series	5/22 at 100.00	AA+	1,054,050
	2012, 4.000%, 5/15/37
1,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series	5/27 at 100.00	AA+	1,140,340
	2017, 4.000%, 5/15/42
1,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series	5/28 at 100.00	AA+	1,170,070
	2018, 4.000%, 5/15/38
920	Western Virginia Regional Jail Authority, Virginia, Facility Revenue Bonds, Refunding	12/26 at 100.00	Aa2	1,142,493
	Series 2016, 5.000%, 12/01/36
82,712	Total Tax Obligation/Limited			85,407,145

NPV	Nuveen Virginia Quality Municipal Income Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 44.9% (29.0% of Total Investments)
	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Refunding Series 2016A:
$ 775	5.000%, 7/01/32	7/26 at 100.00	A2	$ 907,494
375	4.000%, 7/01/34	7/26 at 100.00	A2	411,473
400	4.000%, 7/01/35	7/26 at 100.00	A2	437,640
250	4.000%, 7/01/38	7/26 at 100.00	A2	271,188
	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds,
	First Tier Series 2016:
1,705	5.000%, 7/01/41 – AGM Insured	7/26 at 100.00	AA	2,019,453
8,320	5.000%, 7/01/46	7/26 at 100.00	BBB	8,937,594
	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital
	Appreciation Series 2012B:
2,000	0.000%, 7/15/32 (5)	7/28 at 100.00	BBB+	1,857,480
4,125	0.000%, 7/15/40 (5)	7/28 at 100.00	BBB+	3,779,201
1,000	0.000%, 7/15/40 (5) – AGM Insured	7/28 at 100.00	AA	1,082,010
4,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	4,599,855
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/44
3,800	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	A–	3,902,068
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B:
4,000	0.000%, 10/01/26 – AGC Insured	No Opt. Call	AA	3,525,280
11,825	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA	7,812,186
1,135	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	687,662
5,010	0.000%, 10/01/39 – AGC Insured	No Opt. Call	AA	2,674,789
6,700	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	A–	8,266,594
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
750	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding	10/20 at 100.00	AA–	761,303
	Series 2010B, 5.000%, 10/01/26 (AMT)
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Series
	2010A:
3,400	5.000%, 10/01/30	10/20 at 100.00	AA–	3,454,128
420	5.000%, 10/01/35	10/20 at 100.00	AA–	426,686
7,300	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding	10/26 at 100.00	AA–	8,419,382
	Series 2016A, 5.000%, 10/01/35 (AMT)
375	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding	10/27 at 100.00	AA–	442,553
	Series 2017, 5.000%, 10/01/34 (AMT)
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding
	Series 2018A:
2,000	5.000%, 10/01/32 (AMT)	10/28 at 100.00	AA–	2,427,180
3,290	5.000%, 10/01/36 (AMT)	10/28 at 100.00	AA–	3,923,489
2,000	5.000%, 10/01/38 (AMT)	10/28 at 100.00	AA–	2,370,740
4,000	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding	10/29 at 100.00	AA–	4,820,520
	Series 2019A, 5.000%, 10/01/38 (AMT)
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding
	Series 2016:
150	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB–	144,828
595	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB–	573,747
1,740	Norfolk Airport Authority, Virginia, Airport Revenue Bonds, Series 2019, 5.000%, 7/01/43	7/29 at 100.00	A	2,007,055
1,890	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System,	No Opt. Call	A	1,982,251
	Series 2002, 5.250%, 7/15/22 – FGIC Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform
	66 P3 Project, Senior Lien Series 2017:
$ 3,250	5.000%, 12/31/49 (AMT)	6/27 at 100.00	BBB	$ 3,411,720
5,785	5.000%, 12/31/52 (AMT)	6/27 at 100.00	BBB	6,054,812
1,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes	1/22 at 100.00	BBB	1,529,850
	LLC Project, Series 2012, 5.000%, 1/01/40 (AMT)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes
	LLC Project, Series 2019:
250	5.000%, 1/01/44 (AMT)	1/22 at 100.00	BBB	254,783
3,285	5.000%, 7/01/49 (AMT)	1/22 at 100.00	BBB	3,345,148
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
750	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	777,135
5,025	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	5,253,487
5,700	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	5,875,503
	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue
	Bonds, Series 2017B:
3,000	5.000%, 7/01/36	7/27 at 100.00	AA	3,560,790
2,000	5.000%, 7/01/42	7/27 at 100.00	AA	2,341,860
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue	7/27 at 100.00	AA–	1,168,950
	Bonds, Series 2018, 5.000%, 7/01/43
115,375	Total Transportation			116,499,867
	U.S. Guaranteed – 13.3% (8.6% of Total Investments) (6)
610	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010,	7/20 at 100.00	N/R	613,471
	5.000%, 7/15/25 (Pre-refunded 7/15/20)
1,490	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%,	No Opt. Call	AA	1,638,210
	11/01/24 – AGM Insured (ETM)
430	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2001, 5.000%, 7/15/21	No Opt. Call	AA	442,027
	– AGM Insured (ETM)
1,030	Chesapeake Bay Bridge and Tunnel Commission, Virginia, General Resolution Revenue Bonds,	No Opt. Call	Baa2	1,221,508
	Refunding Series 1998, 5.500%, 7/01/25 – NPFG Insured (ETM)
2,145	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours	11/20 at 100.00	A3	2,185,927
	Health, Series 2010C-2, 5.000%, 11/01/42 (Pre-refunded 11/01/20) – AGC Insured
3,375	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+	3,783,645
	Initiatives, Series 2013A, 5.250%, 1/01/40 (Pre-refunded 1/01/23)
	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Series 2012A:
1,295	5.000%, 1/01/39 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	1,329,887
5,205	5.000%, 1/01/39 (Pre-refunded 1/01/21)	1/21 at 100.00	AA+	5,345,223
	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Subordinate
	Series 2018A:
1,415	5.000%, 10/01/40 (Pre-refunded 10/01/27)	10/27 at 100.00	AA+	1,873,941
1,010	5.000%, 10/01/42 (Pre-refunded 10/01/27)	10/27 at 100.00	AA+	1,337,583
1,000	5.000%, 10/01/43 (Pre-refunded 10/01/27)	10/27 at 100.00	AA+	1,324,340
410	Henrico County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Bon	No Opt. Call	Baa2	414,941
	Secours Health System, Series 1996, 6.250%, 8/15/20 – NPFG Insured (ETM)
1,630	Norfolk, Virginia, General Obligation Bonds, Refunding Series 2017C, 5.000%, 9/01/30	3/27 at 100.00	AAA	2,123,597
	(Pre-refunded 3/01/27)
	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D:
150	5.000%, 7/15/34 (Pre-refunded 7/15/20)	7/20 at 100.00	AA	150,872
1,630	Prince William County Industrial Development Authority, Virginia, Student Housing	9/21 at 100.00	N/R	1,728,892
	Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series
	2011A, 5.125%, 9/01/41 (Pre-refunded 9/01/21)

NPV	Nuveen Virginia Quality Municipal Income Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 710	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2005BB,	No Opt. Call	A2	$ 782,527
	5.250%, 7/01/22 – AGM Insured (ETM)
1,200	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century	2/21 at 100.00	AA+	1,230,648
	College Program, Series 2011A, 4.000%, 2/01/29 (Pre-refunded 2/01/21)
5,225	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program,	11/22 at 100.00	N/R	5,825,927
	Series 2012A, 5.000%, 11/01/42 (Pre-refunded 11/01/22)
915	Western Virginia Regional Jail Authority, Virginia, Facility Revenue Bonds, Refunding	12/26 at 100.00	N/R	1,178,575
	Series 2016, 5.000%, 12/01/36 (Pre-refunded 12/01/26)
30,875	Total U.S. Guaranteed			34,531,741
	Utilities – 5.1% (3.3% of Total Investments)
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	2,000,000
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35 (Mandatory Put
	7/01/22) (7)
	Guam Power Authority, Revenue Bonds, Series 2012A:
1,500	5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,607,310
495	5.000%, 10/01/34	10/22 at 100.00	BBB	509,400
	Richmond, Virginia, Public Utility Revenue Bonds, Refunding Series 2016A:
5,000	5.000%, 1/15/33	1/26 at 100.00	Aa1	6,176,100
1,000	5.000%, 1/15/35	1/26 at 100.00	Aa1	1,233,360
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding	6/20 at 100.00	CCC	679,681
	Series 2007A, 5.000%, 7/01/24
1,000	Virginia Small Business Financing Authority, Solid Waste Disposal Revenue Bonds, Covanta	7/23 at 100.00	B–	1,011,330
	Project, Series 2018, 5.000%, 1/01/48 (AMT) (Mandatory Put 7/01/38), 144A
11,725	Total Utilities			13,217,181
	Water and Sewer – 3.4% (2.2% of Total Investments)
810	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	853,222
	2013, 5.500%, 7/01/43
1,675	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/26 at 100.00	A–	1,791,228
	2016, 5.000%, 1/01/46
3,000	Norfolk, Virginia, Water Revenue Bonds, Series 2015A, 5.250%, 11/01/44	11/24 at 100.00	AA+	3,585,450
1,000	Norfolk, Virginia, Water Revenue Bonds, Series 2017, 5.000%, 11/01/42	11/27 at 100.00	AA+	1,241,300
625	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A,	7/22 at 100.00	CC	618,750
	5.250%, 7/01/42
1,000	Virginia Resources Authority, Water and Sewerage System Revenue Bonds, Goochland County	11/22 at 63.13	AA	607,940
	- Tuckahoe Creek Service District Project, Series 2012, 0.000%, 11/01/34
8,110	Total Water and Sewer			8,697,890
$ 383,237	Total Long-Term Investments (cost $376,731,584)			401,925,794
	Floating Rate Obligations – (7.9)%			(20,350,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (49.2)% (8)			(127,648,200)
	Other Assets Less Liabilities – 2.1%			5,410,731
	Net Asset Applicable to Common Shares – 100%			$ 259,338,325

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 31.8%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
May 31, 2020

	NKG	NMY	NMT
Assets
Long-term investments, at value (cost $207,021,553, $505,401,414 and $193,787,873, respectively)	$219,475,020	$526,951,937	$205,986,380
Short-term investments, at value (cost $142,192, $ — and $ —, respectively)	147,195	—	—
Cash	563,546	2,399,036	1,965,963
Receivable for:
Interest	2,890,906	8,245,260	2,924,911
Investments sold	715,000	8,309,174	—
Other assets	3,824	34,392	9,060
Total assets	223,795,491	545,939,799	210,886,314
Liabilities
Cash overdraft	—	—	—
Floating rate obligations	19,600,000	28,405,000	—
Payable for:
Dividends	404,947	1,055,750	403,314
Interest	68,215	110,287	—
Investments purchased - regular settlement	—	2,168,872	—
Investments purchased - when-issued/delayed-delivery settlement	—	—	—
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs
(liquidation preference $58,500,000, $182,000,000 and $ —, respectively)	58,436,706	181,896,908	—
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs
(liquidation preference $ — $ — and $ —, respectively)	—	—	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs
(liquidation preference $ —, $ — and $74,000,000, respectively)	—	—	73,739,043
Accrued expenses:
Management fees	112,915	268,786	110,025
Trustees fees	1,941	34,894	2,016
Other	57,044	86,540	60,296
Total liabilities	78,681,768	214,027,037	74,314,694
Net assets applicable to common shares	$145,113,723	$331,912,762	$136,571,620
Common shares outstanding	10,399,813	23,099,664	9,322,751
Net asset value (“NAV”) per common share outstanding	$13.95	$14.37	$14.65

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$103,998	$230,997	$93,228
Paid-in surplus	137,125,843	324,924,292	129,292,650
Total distributable earnings	7,883,882	6,757,473	7,185,742
Net assets applicable to common shares	$145,113,723	$331,912,762	$136,571,620
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

	NMS	NOM	NPV
Assets
Long-term investments, at value (cost $127,503,581, $47,434,249 and $376,731,584, respectively)	$133,222,440	$50,021,398	$401,925,794
Short-term investments, at value (cost $2,615,000, $ — and $ —, respectively)	2,615,000	—	—
Cash	489,324	155,927	—
Receivable for:
Interest	1,737,021	520,134	5,135,113
Investments sold	1,109,583	5,016	4,103,751
Other assets	3,808	6,717	28,163
Total assets	139,177,176	50,709,192	411,192,821
Liabilities
Cash overdraft	—	—	2,623,816
Floating rate obligations	—	600,000	20,350,000
Payable for:
Dividends	251,175	81,182	798,201
Interest	—	4,123	119,042
Investments purchased - regular settlement	32,467	175,916	—
Investments purchased - when-issued/delayed-delivery settlement	366,872	—	—
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs
(liquidation preference $52,800,000, $ —,and $ —, respectively)	52,755,713	—	—
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs
(liquidation preference $ —, $18,000,000 and $ —, respectively)	—	17,779,188	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs
(liquidation preference $ —, $ — and $128,000,000, respectively)	—	—	127,648,200
Accrued expenses:
Management fees	70,283	25,870	203,215
Trustees fees	1,334	481	25,814
Other	55,394	46,222	86,208
Total liabilities	53,533,238	18,712,982	151,854,496
Net assets applicable to common shares	$85,643,938	$31,996,210	$259,338,325
Common shares outstanding	5,782,386	2,345,797	17,878,247
Net asset value (“NAV”) per common share outstanding	$14.81	$13.64	$14.51
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$57,824	$23,458	$178,782
Paid-in surplus	80,893,613	30,627,194	250,140,598
Total distributable earnings	4,692,501	1,345,558	9,018,945
Net assets applicable to common shares	$85,643,938	$31,996,210	$259,338,325
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations
Year Ended May 31, 2020

	NKG	NMY	NMT
Investment Income	$8,066,896	$21,331,401	$7,852,691
Expenses
Management fees	1,357,649	3,274,650	1,322,651
Interest expense and amortization of offering costs	1,594,860	4,492,096	1,575,172
Custodian fees	31,084	70,106	35,836
Trustees fees	5,268	13,620	5,478
Professional fees	36,611	47,478	34,348
Shareholder reporting expenses	21,766	40,563	15,798
Shareholder servicing agent fees	15,367	21,087	789
Stock exchange listing fees	6,881	6,881	6,881
Investor relations expenses	11,862	29,335	12,169
Other	32,263	64,317	37,277
Total expenses	3,113,611	8,060,133	3,046,399
Net investment income (loss)	4,953,285	13,271,268	4,806,292
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(719,960)	(2,449,067)	125,397
Change in net unrealized appreciation (depreciation) of investments	1,377,176	(8,668,995)	(1,022,034)
Net realized and unrealized gain (loss)	657,216	(11,118,062)	(896,637)
Net increase (decrease) in net assets applicable to common shares
from operations	$5,610,501	$2,153,206	$3,909,655

See accompanying notes to financial statements.

	NMS	NOM	NPV
Investment Income	$5,562,496	$2,029,265	$15,501,523
Expenses
Management fees	854,034	310,630	2,453,861
Interest expense and amortization of offering costs	1,165,179	418,970	3,117,053
Custodian fees	32,833	19,997	54,455
Trustees fees	3,638	1,304	10,145
Professional fees	39,327	52,438	49,193
Shareholder reporting expenses	17,361	11,508	34,845
Shareholder servicing agent fees	14,839	14,868	5,886
Stock exchange listing fees	6,881	6,888	6,881
Investor relations expenses	8,358	3,460	22,142
Other	28,030	24,475	72,870
Total expenses	2,170,480	864,538	5,827,331
Net investment income (loss)	3,392,016	1,164,727	9,674,192
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(354,596)	(153,010)	(1,816,192)
Change in net unrealized appreciation (depreciation) of investments	(1,883,164)	(333,612)	(1,326,562)
Net realized and unrealized gain (loss)	(2,237,760)	(486,622)	(3,142,754)
Net increase (decrease) in net assets applicable to common shares
from operations	$1,154,256	$678,105	$6,531,438

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NKG		NMY
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	5/31/20	5/31/19	5/31/20	5/31/19
Operations
Net investment income (loss)	$4,953,285	$4,839,423	$13,271,268	$12,560,036
Net realized gain (loss) from investments	(719,960)	(791,963)	(2,449,067)	(1,232,606)
Change in net unrealized appreciation (depreciation) of investments	1,377,176	5,780,144	(8,668,995)	12,354,292
Net increase (decrease) in net assets applicable to common shares
from operations	5,610,501	9,827,604	2,153,206	23,681,722
Distributions to Common Shareholders
Dividends	(4,648,716)	(4,517,765)	(12,300,571)	(12,245,568)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(4,648,716)	(4,517,765)	(12,300,571)	(12,245,568)
Capital Share Transactions
Common shares:
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	—	(1,642,533)	—	(2,918,158)
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	—	(1,642,533)	—	(2,918,158)
Net increase (decrease) in net assets
applicable to common shares	961,785	3,667,306	(10,147,365)	8,517,996
Net assets applicable to common
shares at the beginning of period	144,151,938	140,484,632	342,060,127	333,542,131
Net assets applicable to common
shares at the end of period	$145,113,723	$144,151,938	$331,912,762	$342,060,127

See accompanying notes to financial statements.

	NMT		NMS
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	5/31/20	5/31/19	5/31/20	5/31/19
Operations
Net investment income (loss)	$4,806,292	$4,875,152	$3,392,016	$3,569,638
Net realized gain (loss) from investments	125,397	(762,614)	(354,596)	(377,996)
Change in net unrealized appreciation (depreciation) of investments	(1,022,034)	4,696,560	(1,883,164)	3,251,354
Net increase (decrease) in net assets applicable to common shares
from operations	3,909,655	8,809,098	1,154,256	6,442,996
Distributions to Common Shareholders
Dividends	(4,619,423)	(4,689,887)	(3,321,981)	(3,576,981)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(4,619,423)	(4,689,887)	(3,321,981)	(3,576,981)
Capital Share Transactions
Common shares:
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	—	(305,767)	—	(121,032)
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	—	(305,767)	—	(121,032)
Net increase (decrease) in net assets
applicable to common shares	(709,768)	3,813,444	(2,167,725)	2,744,983
Net assets applicable to common
shares at the beginning of period	137,281,388	133,467,944	87,811,663	85,066,680
Net assets applicable to common
shares at the end of period	$136,571,620	$137,281,388	$85,643,938	$87,811,663

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	NOM		NPV
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	5/31/20	5/31/19	5/31/20	5/31/19
Operations
Net investment income (loss)	$1,164,727	$1,223,981	$9,674,192	$9,564,575
Net realized gain (loss) from investments	(153,010)	152,623	(1,816,192)	(837,682)
Change in net unrealized appreciation (depreciation) of investments	(333,612)	671,591	(1,326,562)	9,418,868
Net increase (decrease) in net assets applicable to common shares
from operations	678,105	2,048,195	6,531,438	18,145,761
Distributions to Common Shareholders
Dividends	(1,143,252)	(1,209,776)	(9,395,020)	(9,479,610)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(1,143,252)	(1,209,776)	(9,395,020)	(9,479,610)
Capital Share Transactions
Common shares:
Net proceeds from shares issuedto shareholders due to
reinvestment of distributions	17,775	—	—	—
Cost of shares repurchased and retired	—	—	—	(639,145)
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	17,775	—	—	(639,145)
Net increase (decrease) in net assets
applicable to common shares	(447,372)	838,419	(2,863,582)	8,027,006
Net assets applicable to common
shares at the beginning of period	32,443,582	31,605,163	262,201,907	254,174,901
Net assets applicable to common
shares at the end of period	$31,996,210	$32,443,582	$259,338,325	$262,201,907

See accompanying notes to financial statements.

Statement of Cash Flows
Year Ended May 31, 2020

	NKG	NMY	NMT
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$5,610,501	$2,153,206	$3,909,655
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(22,939,287)	(70,264,293)	(22,791,921)
Proceeds from sales and maturities of investments	19,748,331	82,961,678	23,460,638
Proceeds from (Purchase of) short-term investments, net	89,068	—	—
Taxes paid	(100)	(4,224)	(2,265)
Amortization (Accretion) of premiums and discounts, net	1,544,657	2,179,291	1,568,889
Amortization of deferred offering costs	79,742	87,571	9,776
(Increase) Decrease in:
Receivable for interest	(49,833)	53,015	80,342
Receivable for investments sold	1,325,513	(7,201,664)	—
Other assets	387	(2,772)	388
Increase (Decrease) in:
Payable for interest	(52,592)	(286,841)	—
Payable for investments purchased – regular settlement	—	2,168,872	—
Payable for investments purchased – when-issued/delayed delivery settlement	—	(1,684,730)	—
Payable for offering costs	(66,075)	(69,014)	—
Accrued management fees	(3,058)	(6,645)	(1,302)
Accrued Trustees fees	(5)	3,231	(17)
Accrued other expenses	101	(14,710)	(13,268)
Net realized (gain) loss from investments	719,960	2,449,067	(125,397)
Change in net unrealized (appreciation) depreciation of investments	(1,377,176)	8,668,995	1,022,034
Net cash provided by (used in) operating activities	4,630,134	21,190,033	7,117,552
Cash Flows from Financing Activities:
Proceeds from borrowings	488,286	11,703,666	1,023,737
(Repayments) of borrowings	(488,286)	(11,703,666)	(1,023,737)
Increase (Decrease) in cash overdraft	—	(6,558,191)	(564,312)
Cash distributions paid to common shareholders	(4,620,665)	(12,232,806)	(4,587,277)
Net cash provided by (used in) financing activities	(4,620,665)	(18,790,997)	(5,151,589)
Net Increase (Decrease) in Cash	9,469	2,399,036	1,965,963
Cash at the beginning of period	554,077	—	—
Cash at the end of period	$563,546	$2,399,036	$1,965,963

Supplemental Disclosure of Cash Flow Information	NKG	NMY	NMT
Cash paid for interest (excluding amortization of offering costs)	$1,633,785	$4,760,308	$1,565,396
Non-cash financing activities not included herein consist of reinvestments of
common share distributions	—	—	—

See accompanying notes to financial statements.

Statement of Cash Flows (continued)

	NMS	NOM	NPV
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$1,154,256	$678,105	$6,531,438
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(16,262,466)	(4,895,596)	(74,468,363)
Proceeds from sales and maturities of investments	17,014,297	5,443,381	72,338,096
Proceeds from (Purchase of) short-term investments, net	385,000	205,000	395,000
Taxes paid	—	(743)	(2,292)
Amortization (Accretion) of premiums and discounts, net	69,621	172,842	1,277,237
Amortization of deferred offering costs	98,710	8,096	15,215
(Increase) Decrease in:
Receivable for interest	(17,796)	17,828	(134,808)
Receivable for investments sold	(1,089,719)	654,874	363,965
Other assets	366	346	(1,990)
Increase (Decrease) in:
Payable for interest	(114,858)	4,123	119,042
Payable for investments purchased – regular settlement	32,467	175,916	(59,392)
Payable for investments purchased – when-issued/delayed delivery settlement	366,872	(1,651,530)	(6,549,774)
Payable for offering costs	(85,533)	—	—
Accrued management fees	(1,805)	(364)	(3,850)
Accrued Trustees fees	(17)	(7)	2,421
Accrued other expenses	1,555	941	(1,480)
Net realized (gain) loss from investments	354,596	153,010	1,816,192
Change in net unrealized (appreciation) depreciation of investments	1,883,164	333,612	1,326,562
Net cash provided by (used in) operating activities	3,788,710	1,299,834	2,963,219
Cash Flows from Financing Activities:
Proceeds from borrowings	320,708	112,909	3,764,146
(Repayments) of borrowings	(320,708)	(112,909)	(3,764,146)
Increase (Decrease) in cash overdraft	—	(2,562)	2,623,816
Cash distributions paid to common shareholders	(3,348,409)	(1,141,345)	(9,333,095)
Net cash provided by (used in) financing activities	(3,348,409)	(1,143,907)	(6,709,279)
Net Increase (Decrease) in Cash	440,301	155,927	(3,746,060)
Cash at the beginning of period	49,023	—	3,746,060
Cash at the end of period	$489,324	$155,927	$—

Supplemental Disclosure of Cash Flow Information	NMS	NOM	NPV
Cash paid for interest (excluding amortization of offering costs)	$1,266,789	$406,751	$2,982,796
Non-cash financing activities not included herein consists of reinvestments of
common share distributions	—	17,775	—

See accompanying notes to financial statements.

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Financial Highlights
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
NKG
Year Ended 5/31:
2020	$13.86	$0.48	$0.06	$0.54	$(0.45)	$—	$(0.45)	$—		$13.95	$11.98
2019	13.32	0.46	0.48	0.94	(0.43)	—	(0.43)	0.03		13.86	12.46
2018	13.80	0.49	(0.46)	0.03	(0.51)	—	(0.51)	—		13.32	11.38
2017	14.40	0.55	(0.55)	—	(0.60)	—	(0.60)	—		13.80	13.28
2016	13.98	0.68	0.38	1.06	(0.64)	—	(0.64)	—		14.40	14.28

NMY
Year Ended 5/31:
2020	14.81	0.57	(0.48)	0.09	(0.53)	—	(0.53)	—		14.37	12.62
2019	14.29	0.54	0.49	1.03	(0.53)	—	(0.53)	0.02		14.81	12.79
2018	14.65	0.56	(0.32)	0.24	(0.60)	—	(0.60)	—	*	14.29	12.21
2017	15.08	0.61	(0.38)	0.23	(0.66)	—	(0.66)	—		14.65	13.08
2016	14.59	0.67	0.47	1.14	(0.67)	—	(0.67)	0.02		15.08	13.65

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

3.90%	(0.33)%	$145,114	2.13%	3.40%	9%
7.49	13.72	144,152	2.45	3.50	20
0.22	(10.74)	140,485	2.19	3.64	15
0.07	(2.76)	145,577	2.10	3.94	13
7.80	16.94	151,860	1.60	4.83	13

0.55	2.73	331,913	2.34	3.85	13
7.56	9.40	342,060	2.61	3.82	17
1.68	(2.10)	333,542	2.25	3.91	20
1.61	0.69	342,427	2.08	4.14	42
8.13	14.77	352,581	1.55	4.56	19

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.

•  The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NKG		NMY
Year Ended 5/31:		Year Ended 5/31:
2020	1.09%	2020	1.30%
2019	1.36	2019	1.56
2018	1.11	2018	1.21
2017	1.03	2017	1.04
2016	0.55	2016	0.55

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Premium per Share Sold through Shelf Offering	Discount per Share Repurchased and Retired		Ending NAV	Ending Share Price
NMT
Year Ended 5/31:
2020	$14.73	$0.52	$(0.10)	0.42	$(0.50)	$—	$(0.50)	$—	$—		$14.65	$13.15
2019	14.28	0.52	0.42	0.94	(0.50)	—	(0.50)	—	0.01		14.73	12.84
2018	14.72	0.59	(0.40)	0.19	(0.63)	—	(0.63)	—	—		14.28	12.64
2017	15.34	0.64	(0.58)	0.06	(0.68)	—	(0.68)	—	—		14.72	13.90
2016	14.67	0.69	0.69	1.38	(0.71)	—	(0.71)	—	—		15.34	14.99

NMS
Year Ended 5/31:
2020	15.19	0.59	(0.40)	0.19	(0.57)	—	(0.57)	—	—		14.81	13.55
2019	14.69	0.62	0.50	1.12	(0.62)	—	(0.62)	—	—	*	15.19	13.76
2018	15.08	0.70	(0.37)	0.33	(0.74)	—	(0.74)	0.02	—		14.69	13.60
2017	15.78	0.70	(0.62)	0.08	(0.79)	—	(0.79)	0.01	—		15.08	16.18
2016	15.46	0.80	0.33	1.13	(0.81)	—	(0.81)	—	—		15.78	15.99

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

2.83%	6.14%	$136,572	2.20%	3.47%	11%
6.87	5.80	137,281	2.45	3.70	16
1.29	(4.84)	133,468	2.13	4.04	17
0.43	(2.78)	137,639	1.91	4.29	12
9.64	20.01	143,395	1.62	4.65	13

1.24	2.57	85,644	2.46	3.85	12
7.88	6.13	87,812	2.75	4.25	30
2.37	(11.55)	85,067	2.40	4.66	13
0.68	6.41	84,726	2.47	4.59	19
7.47	12.84	87,942	1.69	5.14	17

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.

•  The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NMT		NMS
Year Ended 5/31:		Year Ended 5/31:
2020	1.14%	2020	1.32%
2019	1.30	2019	1.59
2018	1.00	2018	1.06
2017	0.83	2017	1.29
2016	0.58	2016	0.62

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	Accumu- lated Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired	Ending NAV	Ending Share Price
NOM
Year Ended 5/31:
2020	$13.84	$0.50	$(0.21)	$0.29	$(0.49)	$—	$—	$(0.49)	$—	$13.64	$14.56
2019	13.48	0.52	0.36	0.88	(0.52)	—	—	(0.52)	—	13.84	13.97
2018	13.95	0.57	(0.41)	0.16	(0.62)	—	(0.01)	(0.63)	—	13.48	13.34
2017	14.45	0.65	(0.44)	0.21	(0.71)	—	—	(0.71)	—	13.95	16.20
2016	13.91	0.72	0.55	1.27	(0.73)	—	—	(0.73)	—	14.45	16.03

NPV
Year Ended 5/31:
2020	14.67	0.54	(0.17)	0.37	(0.53)	—	—	(0.53)	—	14.51	13.40
2019	14.17	0.53	0.49	1.02	(0.53)	—	—	(0.53)	0.01	14.67	12.92
2018	14.49	0.56	(0.32)	0.24	(0.56)	—	—	(0.56)	—	14.17	12.35
2017	15.00	0.58	(0.50)	0.08	(0.59)	—	—	(0.59)	—	14.49	13.25
2016	14.50	0.66	0.53	1.19	(0.69)	—	—	(0.69)	—	15.00	14.43

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

2.07%	7.93%	$31,996	2.66%	3.58%	10%
6.70	9.06	32,444	2.72	3.90	23
1.15	(13.89)	31,605	2.54	4.15	20
1.53	5.77	32,658	2.27	4.65	14
9.40	10.34	33,777	1.94	5.13	5

2.48	7.74	259,338	2.20	3.65	18
7.49	9.23	262,202	2.48	3.81	21
1.70	(2.62)	254,175	2.07	3.92	22
0.63	(4.14)	259,831	1.97	3.98	38
8.41	13.22	268,960	1.64	4.51	18

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.

•  The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NOM		NPV
Year Ended 5/31:		Year Ended 5/31:
2020	1.29%	2020	1.18%
2019	1.40	2019	1.42
2018	1.19	2018	1.02
2017	0.99	2017	0.94
2016	0.69	2016	0.62

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)

	AMTP Shares at the End of Period		VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
NKG
Year Ended 5/31:
2020	$58,500	$348,058	$—	$—
2019	58,500	346,414	—	—
2018	—	—	82,000	271,323
2017	—	—	82,000	277,532
2016	—	—	75,000	302,480

NMY
Year Ended 5/31:
2020	182,000	282,370	—	—
2019	182,000	287,945	—	—
2018	—	—	197,000	269,311
2017	—	—	197,000	273,821
2016	—	—	167,000	311,126

See accompanying notes to financial statements.

	AMTP Shares at the End of Period		VMTP Shares at the End of Period		VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
NMT
Year Ended 5/31:
2020	$—	$—	$—	$—	$74,000	$284,556
2019	—	—	—	—	74,000	285,515
2018	—	—	—	—	74,000	280,362
2017	—	—	—	—	74,000	285,999
2016	—	—	74,000	293,776	—	—

NMS
Year Ended 5/31:
2020	52,800	262,204	—	—	—	—
2019	52,800	266,310	—	—	—	—
2018	—	—	52,800	261,111	—	—
2017	—	—	52,800	260,466	—	—
2016	—	—	44,100	299,415	—	—

See accompanying notes to financial statements.

Financial Highlights (continued)

	MFP Shares at the End of Period		VMTP Shares at the End of Period		VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
NOM
Year Ended 5/31:
2020	$18,000	$277,757	$—	$—	$—	$—
2019	18,000	280,242	—	—	—	—
2018	18,000	275,584	—	—	—	—
2017	—	—	18,000	281,436	—	—
2016	—	—	18,000	287,651	—	—

NPV
Year Ended 5/31:
2020	—	—	—	—	128,000	302,608
2019	—	—	—	—	128,000	304,845
2018	—	—	—	—	128,000	298,574
2017	—	—	—	—	128,000	302,993
2016	—	—	—	—	128,000	310,125

See accompanying notes to financial statements.

Notes to
Financial Statements
1. General Information
Fund Information
The state funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
• Nuveen Georgia Quality Municipal Income Fund (NKG)

• Nuveen Maryland Quality Municipal Income Fund (NMY)

• Nuveen Massachusetts Quality Municipal Income Fund (NMT)

• Nuveen Minnesota Quality Municipal Income Fund (NMS)

• Nuveen Missouri Quality Municipal Income Fund (NOM)

• Nuveen Virginia Quality Municipal Income Fund (NPV)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NKG, NMS and NOM were organized as Massachusetts business trusts on October 26, 2001, April 28, 2014 and March 29, 1993, respectively. NMY, NMT and NPV were organized as Massachusetts business trusts on January 12, 1993.
The end of the reporting period for the Funds is May 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (“the Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Notes to Financial Statements (continued)
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes the accretion of discounts and the amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds’ investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NKG	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$219,397,054	$77,966	**	$219,475,020
Short-Term Investments*:
Municipal Bonds	—	—	147,195	**	147,195
Total	$—	$219,397,054	$225,161		$219,622,215
NMY
Long-Term Investments*:
Municipal Bonds	$—	$526,951,937	$—		$526,951,937
NMT
Long-Term Investments*:
Municipal Bonds	$—	$205,986,380	$—		$205,986,380
NMS
Long-Term Investments*:
Municipal Bonds	$—	$133,222,440	$—		$133,222,440
Short-Term Investments*:
Municipal Bonds	—	2,615,000	—		2,615,000
Total	$—	$135,837,440	$—		$135,837,440

Notes to Financial Statements (continued)

NOM	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$50,021,398	$—	$50,021,398
NPV
Long-Term Investments*:
Municipal Bonds	$—	$401,925,794	$—	$401,925,794

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NKG	NMY	NMT	NMS	NOM	NPV
Floating rate obligations: self-deposited Inverse Floaters	$19,600,000	$28,405,000	$—	$—	$600,000	$20,350,000
Floating rate obligations: externally-deposited Inverse Floaters	—	—	7,325,000	—	—	—
Total	$19,600,000	$28,405,000	$7,325,000	$—	$600,000	$20,350,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NKG	NMY	NMT	NMS	NOM	NPV
Average floating rate obligations outstanding	$19,600,000	$28,405,000	$—	$—	$600,000	$20,350,000
Average annual interest rate and fees	1.75%	1.78%	—%	—%	1.74%	1.81%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under such facilities for any of the Funds as of the end of the reporting period.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NKG	NMY	NMT	NMS	NOM	NPV
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$19,600,000	$28,405,000	$—	$—	$600,000	$20,350,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	7,325,000	—	—	—
Total	$19,600,000	$28,405,000	$7,325,000	$—	$600,000	$20,350,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Notes to Financial Statements (continued)
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NKG	NMY	NMT	NMS	NOM	NPV
Purchases	$22,939,287	$70,264,293	$22,791,921	$16,262,466	$4,895,596	$74,468,363
Sales and maturities	19,748,331	82,961,678	23,460,638	17,014,297	5,443,381	72,338,096

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when issued/ delayed-delivery purchase commitments. If the Funds have outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Shares
Common Shares Equity Shelf Programs and Offering Costs
NMS has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

NMS
	Year	Year
	Ended	Ended
	5/31/20	5/31/19
Additional authorized common shares	—	500,000	*
Common shares sold	—	—
Offering proceeds, net of offering costs	$—	$—

*  Represents additional authorized common shares for the period June 1, 2018 through March 29, 2019.
Costs incurred by the Fund in connection with its initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable. were as follows:

	NKG		NMY		NMT
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	5/31/20	5/31/19	5/31/20	5/31/19	5/31/20	5/31/19

Common shares:
Repurchased and retired	—	(149,500)	—	(247,500)	—	(26,148)

Weighted average common share:
Price per share repurchased and retired	—	$10.97	—	$11.77	—	$11.67
Discount per share repurchased and retired	—	15.65%	—	15.60%	—	15.20%

	NMS		NOM		NPV
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	5/31/20	5/31/19	5/31/20	5/31/19	5/31/20	5/31/19

Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	1,271	—	—	—
Repurchased and retired	—	(10,000)	—	—	—	(55,000)

Weighted average common share:
Price per share repurchased and retired	—	$12.08	—	—	—	$11.60
Discount per share repurchased and retired	—	15.12%	—	—	—	15.41%

Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
The following Funds have issued and have outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publically available.
The details of the each Funds’ AMTP Shares outstanding as of the end of the reporting period, were as follows:

				Liquidation
				Preference,
		Shares	Liquidation	net of deferred
Fund	Series	Outstanding	Preference	offering costs
NKG	2028	585	$58,500,000	$58,436,706
NMY	2028	1,820	$182,000,000	$181,896,908
NMS	2028	528	$52,800,000	$52,755,713

Notes to Financial Statements (continued)
Each Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund’s AMTP Shares are as follows:

	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NKG	540-day	2028	December 1 2028*	February 13, 2019
NMY	360-day	2028	December 1 2028*	November 30, 2019
NMS	360-day	2028	December 1 2028*	November 30, 2019

*  Subject to early termination by either the Fund or the holder.
The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NKG	NMY	NMS
Average liquidation preference of AMTP shares outstanding	$58,500,000	$182,000,000	$52,800,000
Annualized dividend rate	2.12%	2.18%	2.18%

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with each Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
MuniFund Preferred Shares
NOM has issued and has outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publicly available.
The Fund is obligated to redeem its MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Fund. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.
•
Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best- efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.

The Fund will pay a remarketing fee on the aggregate principal amount of all MFP shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.
•
Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread’ being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•
Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares.
The Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing. The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP Shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Costs incurred in connection with the Fund’s offering of MFP Shares were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, details of the Fund’s MFP Shares outstanding were as follows:

Liquidation
				Preference,	Term		Mode
		Shares	Liquidation	net of deferred	Redemption		Termination
Fund	Series	Outstanding	Preference	offering costs	Date	Mode	Date
NOM	A	180	$18,000,000	$17,779,188	October 1, 2047	VRM	October 12, 2022

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NOM
Average liquidation preference of MFP Shares outstanding	$18,000,000
Annualized dividend rate	2.22%

Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

Notes to Financial Statements (continued)

As of the end of the reporting period, details of the Funds’ VRDP Shares outstanding were as follows:

					Liquidation
					Preference,	Special Rate
		Shares	Liquidation	Remarketing	net of deferred	Period
Fund	Series	Outstanding	Preference	Fees*	offering costs	Expiration	Maturity
NMT	1	740	$ 74,000,000	N/A	$ 73,739,043	March 1, 2047	March 1, 2047
NPV	1	1,280	$128,000,000	N/A	$127,648,200	July 21, 2021	August 3, 2043

*	Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
N/A	Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
Each Fund’s Series 1 VRDP Shares are considered to be Special Rate VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarketing fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, or the Board may approve a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NMT	NPV
Average liquidation preference of VRDP Shares outstanding	$74,000,000	$128,000,000
Annualized dividend rate	2.12%	2.13%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in AMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	May 31, 2019
NKG	Series	Shares	Amount
AMTP Shares issued	2028	585	$58,500,000

	Year Ended May 31, 2019
NMY	Series	Shares	Amount
AMTP Shares issued	2028	1,820	$182,000,000

	Year Ended May 31, 2019
NMS	Series	Shares	Amount
AMTP Shares issued	2028	528	$52,800,000

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended May 31, 2019
NKG	Series	Shares	Amount
VMTP Shares redeemed	2019	(820)	$(82,000,000)

	Year Ended May 31, 2019
NMY	Series	Shares	Amount
VMTP Shares redeemed	2019	(1,970)	$(197,000,000)

	Year Ended May 31, 2019
NMS	Series	Shares	Amount
VMTP Shares redeemed	2019	(528)	$(52,800,000)

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of May 31, 2020.

	NKG	NMY	NMT	NMS	NOM	NPV
Tax cost of investments	$187,426,555	$476,599,224	$193,770,134	$130,019,181	$46,783,663	$356,581,427
Gross unrealized:
Appreciation	$13,494,781	$28,813,829	$12,895,879	$7,621,140	$3,141,661	$27,901,261
Depreciation	(899,143)	(6,866,187)	(679,633)	(1,802,881)	(503,928)	(2,906,884)
Net unrealized appreciation (depreciation) of investments	$12,595,638	$21,947,642	$12,216,246	$5,818,259	$2,637,733	$24,994,377

Notes to Financial Statements (continued)
Permanent differences, primarily due to taxable market discount, federal taxes paid, and nondeductible offering costs resulted in reclassifications among the Funds’ components of common share net assets as of May 31, 2020, the Funds’ tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2020, the Funds’ tax year end, were as follows:

	NKG	NMY	NMT	NMS	NOM	NPV
Undistributed net tax-exempt income[1]	$617,010	$1,423,116	$450,631	$43,345	$40,447	$1,128,419
Undistributed net ordinary income[2]	2,024	1,776	—	—	206	1,622
Undistributed net long-term capital gains	—	—	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2020, paid on June 1, 2020.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2020 and May 31, 2019 was designated for purposes of the dividends paid deduction as follows:

2020	NKG	NMY	NMT	NMS	NOM	NPV
Distributions from net tax-exempt income[3]	$5,884,220	$16,213,229	$4,589,343	$4,473,912	$1,532,957	$12,090,870
Distributions from net ordinary income[2]	2,005	55,707	30,080	—	10,708	36,820
Distributions from net long-term capital gains	—	—	—	—	—	—
2019	NKG	NMY	NMT	NMS	NOM	NPV
Distributions from net tax-exempt income	$6,188,258	$17,010,459	$6,479,015	$4,937,092	$1,628,103	$12,646,691
Distributions from net ordinary income[2]	6,423	11,453	—	—	11,866	7,470
Distributions from net long-term capital gains	—	—	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2020, as Exempt Interest Dividends.

As of May 31, 2020, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NKG	NMY	NMT	NMS	NOM	NPV
Not subject to expiration:
Short-Term	$2,007,608	$ 7,583,234	$1,666,131	$661,263	$ 515,305	$ 6,176,787
Long-Term	2,907,190	7,911,493	3,400,142	250,524	733,074	10,081,068
Total	$4,914,798	$15,494,727	$5,066,273	$911,787	$1,248,379	$16,257,855

During the Funds’ tax year ended May 31, 2020, NMT utilized $127,911 of its capital loss carryforward.
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain Nuveen Funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of May 31, 2020, the complex-level fee for each Fund was 0.1587%.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NKG	NMY	NMT	NMS	NOM	NPV
Purchases	$2,596,875	$6,818,970	$424,267	$3,080,771	$ 915,449	$ 8,091,372
Sales	2,610,475	6,746,483	420,118	3,067,695	1,395,416	11,151,643

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

Notes to Financial Statements (continued)
During the current fiscal period, all of the Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

	NKG	NMY	NMT	NMS	NOM	NPV
Maximum outstanding balance	$488,286	$8,700,000	$1,023,737	$320,708	$112,909	$3,764,146

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NKG	NMY	NMT	NMS	NOM	NPV
Utilization period (days outstanding)	2	15	2	2	2	2
Average daily balance outstanding	$488,286	$7,087,155	$1,023,737	$320,708	$112,909	$3,764,146
Average annual interest rate	2.76%	3.32%	2.76%	2.76%	2.76%	2.76%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
9. Subsequent Events
Committed Line of Credit
During June 2020, the Participating Funds renewed the standby credit facility through June 2021. In conjunction with this renewal the commitment amount decreased from $2.65 billion to $2.405 billion and the interest rate increased from LIBOR plus 1.00% to LIBOR plus 1.25%. The Participating Funds also incurred a 0.10% upfront fee. All other terms remain unchanged.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street	200 East Randolph Street	Company, N.A.
Boston, MA 02111	Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http:www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NKG	NMY	NMT	NMS	NOM	NPV
Common shares repurchased	—	—	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumula- tive performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
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Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receiv- ables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

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Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local govern- ments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

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Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

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S&P Municipal Bond Georgia Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Georgia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

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S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax- exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

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S&P Municipal Bond Maryland Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Maryland municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

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S&P Municipal Bond Massachusetts Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Massachusetts municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

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S&P Municipal Bond Minnesota Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Minnesota municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

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S&P Municipal Bond Missouri Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Missouri municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

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S&P Municipal Bond Virginia Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Virginia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

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Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

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Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process (Unaudited)
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; overall market and regulatory developments; the management of leverage financing; and the secondary market trading of the closed-end funds and any actions to address discounts.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A.   Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers); and providing leverage, capital and distribution management services.
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•  Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; reviewing and updating investment policies and benchmarks; and integrating certain investment teams and changing the portfolio managers serving various funds;
•  Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•  Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;
•  Risk Management and Valuation Services - continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•  Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•  Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•  Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment,

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;
•  Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds; and
•  with respect specifically to closed-end funds, such initiatives also included:
•• Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, managing leverage exposure and costs through various providers, and managing and adapting tender option bond structures to comply with regulations and developing further relationships with leverage providers;
•• Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases as appropriate to address discounts, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
•• Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B.   The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade is reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Georgia Quality Municipal Income Fund (the “Georgia Fund”), the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2019. The Fund also ranked in the second quartile of its Performance Peer Group for the one-year period, third quartile for the three-year period and fourth quartile for the five-year

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2020. The Fund also ranked in the first quartile of its Performance Peer Group for the one-year period ended March 31, 2020, the second quartile of its Performance Peer Group for the three-year period ended March 31, 2020, and the third quartile of its Performance Peer Group for the five-year period ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen Maryland Quality Municipal Income Fund (the “Maryland Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the one-year period ended March 31, 2020, the Fund outperformed its benchmark for the three- and five-year periods ended March 31, 2020. The Fund further ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and the second quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen Massachusetts Quality Municipal Income Fund (the “Massachusetts Fund”), the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2019. The Fund further ranked in the second quartile of its Performance Peer Group for the one-year period ended December 31, 2019 and third quartile for the three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the one-year period ended March 31, 2020, the Fund outperformed its benchmark for the three- and five-year periods ended March 31, 2020. The Fund further ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen Minnesota Quality Municipal Income Fund (the “Minnesota Fund”), the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2019. The Fund further ranked in the first quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2019 and second quartile of its Performance Peer Group for the five-year period ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the one-year period ended March 31, 2020, the Fund outperformed its benchmark for the three- and five-year periods ended March 31, 2020. The Fund further ranked in the second quartile of its Performance Peer Group for the one- and five-year periods ended March 31, 2020 and first quartile of its Performance Peer Group for the three-year period ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen Missouri Quality Municipal Income Fund (the “Missouri Fund”), the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2019. The Fund further ranked in the third quartile of its Performance Peer Group for the one- and five-year periods ended December 31, 2019 and fourth quartile of its Performance Peer Group for the three-year period ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the one-year period ended March 31, 2020, the Fund outperformed its benchmark for the three- and five-year periods ended March 31, 2020. The Fund further ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2020, the third quartile of its Performance Peer Group for the three-year period ended March 31, 2020, and the first quartile of its Performance Peer Group for the five-year period ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen Virginia Quality Municipal Income Fund (the “Virginia Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the one-year period ended March 31, 2020, the Fund outperformed its benchmark for the three- and five-year periods ended March 31, 2020. The Fund further ranked in the first quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2020 and the second quartile of its Performance Peer Group for the five-year period ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
C.   Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Missouri Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that the Georgia Fund, the Maryland Fund and the Virginia Fund each had a net management fee slightly higher than its peer average but a net expense ratio below its peer average. The Independent Board Members noted that the Massachusetts Fund and the Minnesota Fund each had a net management fee slightly higher than its peer average but a net expense ratio in line with its peer average. The Independent Board Members noted that the Missouri Fund had a net management fee slightly higher than its peer average and a net expense ratio higher than its peer average. The Independent Board Members recognized the Missouri Fund’s net expense ratio was higher than the peer average due, in part, to the small size of such Fund compared to peers in the peer set.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D.   Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Board noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E.    Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F.   Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	2008 Class II
Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC (2010- 2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
154

■ JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III
Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
154

■ WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
154

■ ALBIN F. MOSCHNER 1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC, a
management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999- 2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.
154

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served on The President’s Council of Fordham University (2010- 2019) and previously a Director of the Curran Center for Catholic American Studies (2009- 2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.
154

■ JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	154

■ CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I	Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe, Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	154

■ MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I
Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
154

■ ROBERT L. YOUNG 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2017 Class II	Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	154

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2007
Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.

■ NATHANIEL T. JONES 1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016
Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.

■ WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.

■ DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015	Managing Director (since 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.

■ TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

■ BRIAN J. LOCKHART 1974 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2019
Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.

■ JACQUES M. LONGERSTAEY 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019
Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

■ KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007
Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011- 2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016- 2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

■ JON SCOTT MEISSNER 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019
Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

■ WILLIAM T. MEYERS 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018
Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.

■ DEANN D. MORGAN 1969 100 Park Avenue New York, NY 10016	Vice President	2020
Executive Vice President, Global Head of Product at Nuveen (since November 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing, The Blackstone Group (2013-2017).

■ MICHAEL A. PERRY 1967 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017
Executive Vice President (since 2017), previously Managing Director from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.

■ CHRISTOPHER M. ROHRBACHER 1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008
Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

■ WILLIAM A. SIFFERMANN 1975 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.

■ E. SCOTT WICKERHAM 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019
Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisers, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

■ MARK L. WINGET 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008
Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2019); Vice President (since 2010) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.

■ GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President Secretary	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.

(1)   The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.
(2)   Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC member of FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-A-0520D 1234509-INV-Y-07/21

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Missouri Quality Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
May 31, 2020	$25,090	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

May 31, 2019	$24,610	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
May 31, 2020	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
May 31, 2019	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
May 31, 2020	$ 0	$ 0	$ 0	$ 0
May 31, 2019	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Christopher L. Drahn, CFA, Managing Director of Nuveen Asset Management, manages several municipal funds and portfolios.  He joined Nuveen Asset Management on January 1, 2011 in connection with Nuveen Fund Advisors acquiring a portion of the asset management business of FAF Advisors.  He began working in the financial industry when he joined FAF Advisors in 1980 and became a portfolio manager in 1988.  He received a B.A. from Wartburg College and an M.B.A. in finance from the University of Minnesota.  He holds the Chartered Financial Analyst designation.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Christopher L. Drahn	Registered Investment Company	9	$ 14.8 billion
	Other Pooled Investment Vehicles	0	$ 0
	Other Accounts	3	$121 million
*	Assets are as of May 31, 2020. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio manager’s compensation is as follows:
Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.
Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NOM SECURITIES AS OF MAY 31, 2020

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Christopher L. Drahn	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Missouri Quality Municipal Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: August 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: August 6, 2020

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: August 6, 2020